UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 9/30/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Shares	Value
Common Stocks—97.7%
Consumer Discretionary—15.8%
Auto Components—0.5%
Aptiv plc	43,690	$3,665,591
Distributors—1.6%
Pool Corp.	75,860	12,659,517
Diversified Consumer Services—1.1%
Bright Horizons Family Solutions, Inc.[1]	75,190	8,860,389
Hotels, Restaurants & Leisure—4.9%
Chipotle Mexican Grill, Inc., Cl. A1	8,940	4,063,409
Domino’s Pizza, Inc.	35,790	10,550,892
Hyatt Hotels Corp., Cl. A	90,650	7,214,833
Planet Fitness, Inc., Cl. A1	116,600	6,299,898
Vail Resorts, Inc.	36,790	10,095,912
		38,224,944
Internet & Catalog Retail—0.1%
Farfetch Ltd., Cl. A1	26,490	721,323
Multiline Retail—1.1%
Ollie’s Bargain Outlet Holdings, Inc.[1]	88,510	8,505,811
Specialty Retail—4.0%
Burlington Stores, Inc.[1]	63,110	10,281,881
O’Reilly Automotive, Inc.[1]	23,230	8,068,244
Ross Stores, Inc.	93,240	9,240,084
Urban Outfitters, Inc.[1]	87,740	3,588,566
		31,178,775
Textiles, Apparel & Luxury Goods—2.5%
Canada Goose Holdings, Inc.[1]	49,450	3,191,503
lululemon athletica, Inc.[1]	78,030	12,679,095
PVH Corp.	28,130	4,061,972
		19,932,570
Consumer Staples—2.8%
Food Products—2.8%
Archer-Daniels-Midland Co.	78,970	3,969,822
Lamb Weston Holdings, Inc.	179,370	11,946,042
McCormick & Co., Inc.	47,800	6,297,650
		22,213,514
Energy—2.4%
Oil, Gas & Consumable Fuels—2.4%
Centennial Resource Development, Inc., Cl. A1	203,860	4,454,341
Continental Resources, Inc.[1]	93,730	6,399,884
Diamondback Energy, Inc.	60,413	8,167,234
		19,021,459
Financials—7.7%
Capital Markets—3.3%
E*TRADE Financial Corp.[1]	70,740	3,706,069
KKR & Co., Inc., Cl. A	190,770	5,202,298
MSCI, Inc., Cl. A	66,610	11,817,280
Raymond James Financial, Inc.	51,840	4,771,872
		25,497,519
Commercial Banks—1.7%
SVB Financial Group[1]	41,580	12,924,311
Insurance—1.5%
Progressive Corp. (The)	164,490	11,685,370
Real Estate Investment Trusts (REITs)—0.5%
SBA Communications Corp., Cl. A1	26,400	4,240,632
Real Estate Management & Development—0.7%
CBRE Group, Inc., Cl. A1	126,340	5,571,594
Health Care—16.5%
Biotechnology—1.5%
Neurocrine Biosciences, Inc.[1]	65,500	8,053,225

	Shares	Value
Biotechnology (Continued)
Sage Therapeutics, Inc.[1]	27,260	$3,850,475
		11,903,700
Health Care Equipment & Supplies—8.4%
ABIOMED, Inc.[1]	24,610	11,068,348
Align Technology, Inc.[1]	32,720	12,800,718
DexCom, Inc.[1]	30,230	4,324,099
Edwards Lifesciences Corp.[1]	38,280	6,664,548
ICU Medical, Inc.[1]	26,020	7,357,155
IDEXX Laboratories, Inc.[1]	52,540	13,117,136
Insulet Corp.[1]	93,960	9,955,062
		65,287,066
Health Care Providers & Services—2.8%
Encompass Health Corp.	48,270	3,762,646
WellCare Health Plans, Inc.[1]	57,350	18,380,102
		22,142,748
Life Sciences Tools & Services—3.8%
Agilent Technologies, Inc.	155,190	10,947,103
Bio-Rad Laboratories, Inc., Cl. A1	26,890	8,416,301
ICON plc[1]	64,140	9,861,525
		29,224,929
Industrials—17.4%
Aerospace & Defense—1.4%
HEICO Corp.	31,970	2,960,742
Textron, Inc.	115,820	8,277,655
		11,238,397
Air Freight & Couriers—1.4%
XPO Logistics, Inc.[1]	96,790	11,050,514
Building Products—0.4%
Trex Co., Inc.[1]	36,140	2,782,057
Commercial Services & Supplies—4.8%
Cintas Corp.	55,380	10,954,718
Copart, Inc.[1]	213,740	11,014,022
Waste Connections, Inc.	196,795	15,698,337
		37,667,077
Industrial Conglomerates—1.6%
Roper Technologies, Inc.	43,070	12,757,765
Machinery—1.7%
IDEX Corp.	88,140	13,279,173
Professional Services—5.0%
CoStar Group, Inc.[1]	36,150	15,213,366
IHS Markit Ltd.[1]	165,120	8,909,875
TransUnion	201,360	14,816,069
		38,939,310
Trading Companies & Distributors—1.1%
SiteOne Landscape Supply, Inc.[1]	53,110	4,001,307
United Rentals, Inc.[1]	27,140	4,440,104
		8,441,411
Information Technology—31.6%
Communications Equipment—1.1%
Palo Alto Networks, Inc.[1]	39,490	8,895,517
Electronic Equipment, Instruments, & Components—3.9%
Amphenol Corp., Cl. A	68,460	6,436,609
CDW Corp.	128,770	11,450,229
FLIR Systems, Inc.	133,720	8,219,768
Keysight Technologies, Inc.[1]	62,120	4,117,314
		30,223,920
Internet Software & Services—3.4%
GrubHub, Inc.[1]	67,320	9,331,898
IAC/InterActiveCorp[1]	39,970	8,662,298
Nutanix, Inc., Cl. A1	115,950	4,953,384
Twilio, Inc., Cl. A1	44,520	3,841,186
		26,788,766

1        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services—9.2%
Black Knight, Inc.[1]	99,370	$5,162,271
Booz Allen Hamilton Holding Corp., Cl. A	58,510	2,903,851
Broadridge Financial Solutions, Inc.	61,090	8,060,826
DXC Technology Co.	91,440	8,551,469
Global Payments, Inc.	119,530	15,228,122
Square, Inc., Cl. A1	61,240	6,063,372
Total System Services, Inc.	170,320	16,817,397
WEX, Inc.[1]	43,180	8,668,817
		71,456,125
Semiconductors & Semiconductor Equipment—1.3%
Advanced Micro Devices, Inc.[1]	59,630	1,841,971
Monolithic Power Systems, Inc.	66,670	8,369,085
		10,211,056
Software—12.7%
Atlassian Corp. plc, Cl. A1	110,760	10,648,466
Fair Isaac Corp.[1]	27,440	6,271,412
Guidewire Software, Inc.[1]	73,000	7,373,730
PTC, Inc.[1]	102,440	10,878,104
RealPage, Inc.[1]	127,610	8,409,499
RingCentral, Inc., Cl. A1	84,040	7,819,922
ServiceNow, Inc.[1]	64,394	12,597,398
Splunk, Inc.[1]	55,560	6,717,760

	Shares	Value
Software (Continued)
Synopsys, Inc.[1]	109,040	$10,752,435
Take-Two Interactive Software, Inc.[1]	75,280	10,387,887
Zendesk, Inc.[1]	103,620	7,357,020
		99,213,633
Materials—3.5%
Chemicals—2.1%
Ashland Global Holdings, Inc.	44,740	3,751,896
Celanese Corp., Cl. A	77,730	8,861,220
Ingevity Corp.[1]	38,160	3,887,741
		16,500,857
Containers & Packaging—1.0%
Avery Dennison Corp.	70,510	7,639,758
Metals & Mining—0.4%
Steel Dynamics, Inc.	72,120	3,259,103
Total Common Stocks (Cost $575,263,606)		763,806,201
Investment Company—1.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[2,3] (Cost $12,335,505)	12,335,505	12,335,505
Total Investments, at Value (Cost $587,599,111)	99.3%	776,141,706
Net Other Assets (Liabilities)	0.7	5,104,903
Net Assets	100.0%	$781,246,609

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	7,573,590	234,355,252	229,593,337	12,335,505

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$12,335,505	$192,424	$—	$—

2        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

3        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$123,748,920	$—	$—	$123,748,920
Consumer Staples	22,213,514	—	—	22,213,514
Energy	19,021,459	—	—	19,021,459
Financials	59,919,426	—	—	59,919,426
Health Care	128,558,443	—	—	128,558,443
Industrials	136,155,704	—	—	136,155,704
Information Technology	246,789,017	—	—	246,789,017
Materials	27,399,718	—	—	27,399,718
Investment Company	12,335,505	—	—	12,335,505

Total Assets	$776,141,706	$—	$—	$776,141,706

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

4        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

4. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

5        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Shares	Value
Common Stocks—37.2%
Consumer Discretionary—6.7%
Auto Components—0.3%
Lear Corp.	1,950	$282,750
Visteon Corp.[1]	4,230	392,967
		675,717

Diversified Consumer Services—0.0%
Houghton Mifflin Harcourt Co.[1]	3,174	22,218
Weight Watchers International, Inc.[1]	85	6,119
		28,337

Entertainment—1.0%
Activision Blizzard, Inc.	13,740	1,143,030
Netflix, Inc.[1]	46	17,210
Zynga, Inc., Cl. A1	185,962	745,708
		1,905,948

Hotels, Restaurants & Leisure—0.7%
Cedar Fair LP2	5,485	285,659
Chipotle Mexican Grill, Inc., Cl. A1	24	10,908
McDonald’s Corp.	5,926	991,361
		1,287,928

Household Durables—0.0%
Newell Brands, Inc.	766	15,550

Interactive Media & Services—1.2%
Alphabet, Inc., Cl. C1	10	11,935
Facebook, Inc., Cl. A1	8,433	1,386,891
Snap, Inc., Cl. A1	45,595	386,646
Yelp, Inc., Cl. A1	13,622	670,202
		2,455,674

Internet & Catalog Retail—1.6%
Amazon.com, Inc.[1]	1,126	2,255,378
Booking Holdings, Inc.[1]	5	9,920
eBay, Inc.[1]	27,313	901,875
FTD Cos., Inc.[1]	2,792	7,343
		3,174,516

Leisure Products—0.0%
American Outdoor Brands Corp.[1]	1,196	18,574

Multiline Retail—0.0%
Fred’s, Inc., Cl. A1	6,982	14,243

Specialty Retail—1.4%
Bed Bath & Beyond, Inc.	395	5,925
Burlington Stores, Inc.[1]	2,296	374,065
CarMax, Inc.[1]	9,248	690,548
GameStop Corp., Cl. A	827	12,628
Lowe’s Cos., Inc.	15,166	1,741,360
Office Depot, Inc.	4,029	12,933
Sally Beauty Holdings, Inc.[1]	894	16,441
Sportsman’s Warehouse Holdings, Inc.[1]	1,985	11,612
		2,865,512

Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc., Cl. B	12,822	1,086,280

Consumer Staples—1.4%
Beverages—0.0%
Constellation Brands, Inc., Cl. A	49	10,565
Molson Coors Brewing Co., Cl. B	447	27,491
		38,056

Food & Staples Retailing—0.2%
Kroger Co. (The)	862	25,093
Rite Aid Corp.[1]	174,233	223,018
Smart & Final Stores, Inc.[1]	1,926	10,978
SpartanNash Co.	764	15,326
Walgreens Boots Alliance, Inc.	276	20,120
		294,535

Food Products—0.6%
Campbell Soup Co.	619	22,674

	Shares	Value
Food Products (Continued)
Conagra Brands, Inc.	17,572	$596,921
Dean Foods Co.	2,150	15,265
General Mills, Inc.	398	17,082
Kellogg Co.	309	21,636
Kraft Heinz Co. (The)	10,657	587,307
Seneca Foods Corp., Cl. A1	319	10,750
TreeHouse Foods, Inc.[1]	383	18,327
		1,289,962

Household Products—0.2%
Church & Dwight Co., Inc.	240	14,249
Energizer Holdings, Inc.	5,740	336,651
Procter & Gamble Co. (The)	256	21,307
		372,207

Personal Products—0.0%
Avon Products, Inc.[1]	7,863	17,299
Coty, Inc., Cl. A	1,415	17,772
Edgewell Personal Care Co.[1]	338	15,626
		50,697

Tobacco—0.4%
Altria Group, Inc.	466	28,104
British American Tobacco plc	14,470	675,550
British American Tobacco plc, Sponsored ADR	399	18,605
Philip Morris International, Inc.	448	36,530
Universal Corp.	218	14,170
Vector Group Ltd.	1,110	15,296
		788,255

Energy—1.4%
Oil, Gas & Consumable Fuels—1.4%
EQT Corp.	13,676	604,889
Exxon Mobil Corp.	18,070	1,536,311
Matador Resources Co.[1]	192	6,346
Noble Energy, Inc.	177	5,521
Range Resources Corp.	579	9,837
Shell Midstream Partners LP2	29,695	634,879
		2,797,783

Financials—6.3%
Capital Markets—0.5%
Charles Schwab Corp. (The)	186	9,142
Intercontinental Exchange, Inc.	14,486	1,084,856
		1,093,998

Commercial Banks—3.0%
Citigroup, Inc.	11,360	814,967
East West Bancorp, Inc.	10,620	641,129
IBERIABANK Corp.	7,010	570,264
JPMorgan Chase & Co.	21,510	2,427,188
Signature Bank (New York)	5,710	655,736
Wells Fargo & Co.	17,160	901,930
		6,011,214

Consumer Finance—0.4%
Synchrony Financial	25,510	792,851

Insurance—1.2%
American International Group, Inc.	17,710	942,880
Arthur J. Gallagher & Co.	7,639	568,647
Marsh & McLennan Cos., Inc.	101	8,355
Progressive Corp. (The)	12,625	896,880
		2,416,762

Real Estate Investment Trusts (REITs)—1.2%
AGNC Investment Corp.	1,395	25,989
Annaly Capital Management, Inc.	2,579	26,383
EPR Properties	8,940	611,586
Mid-America Apartment Communities, Inc.	5,867	587,756

1        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Prologis, Inc.	15,494	$1,050,338
		2,302,052

Health Care—5.6%
Biotechnology—1.0%
BioMarin Pharmaceutical, Inc.[1]	3,030	293,819
Exact Sciences Corp.[1]	7,415	585,192
Sage Therapeutics, Inc.[1]	1,120	158,200
uniQure NV1	6,404	233,042
Vertex Pharmaceuticals, Inc.[1]	3,573	688,660
		1,958,913

Health Care Equipment & Supplies—1.1%
ABIOMED, Inc.[1]	15	6,746
Align Technology, Inc.[1]	20	7,824
Becton Dickinson & Co.	2,582	673,902
Boston Scientific Corp.[1]	353	13,591
CryoPort, Inc.[1]	7,880	100,943
IDEXX Laboratories, Inc.[1]	36	8,988
Insulet Corp.[1]	5,112	541,616
Intuitive Surgical, Inc.[1]	1,399	803,026
		2,156,636

Health Care Providers & Services—1.5%
Aceto Corp.	2,110	4,769
Anthem, Inc.	3,820	1,046,871
Centene Corp.[1]	3,200	463,296
CVS Health Corp.	332	26,135
Laboratory Corp. of America Holdings[1]	4,681	812,996
UnitedHealth Group, Inc.	104	27,668
WellCare Health Plans, Inc.[1]	2,345	751,549
		3,133,284

Health Care Technology—0.0%
Teladoc Health, Inc.[1]	78	6,735

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	10,201	719,578
Illumina, Inc.[1]	29	10,645
		730,223

Pharmaceuticals—1.6%
Bayer AG, Sponsored ADR	28,927	640,444
GlaxoSmithKline plc, Sponsored ADR	418	16,791
Johnson & Johnson	10,160	1,403,807
Lannett Co., Inc.[1]	864	4,104
Merck & Co., Inc.	14,550	1,032,177
Nektar Therapeutics, Cl. A1	77	4,694
Novartis AG, Sponsored ADR	273	23,522
TherapeuticsMD, Inc.[1]	30,050	197,128
		3,322,667

Industrials—4.5%
Aerospace & Defense—1.2%
Boeing Co. (The)	2,675	994,832
Lockheed Martin Corp.	2,482	858,673
Spirit AeroSystems Holdings, Inc., Cl. A	6,677	612,081
		2,465,586

Air Freight & Couriers—0.3%
XPO Logistics, Inc.[1]	5,428	619,715

Airlines—0.3%
Spirit Airlines, Inc.[1]	10,703	502,720

Building Products—0.2%
A.O. Smith Corp.	105	5,604
Masco Corp.	10,570	386,862
		392,466

Commercial Services & Supplies—0.8%
ACCO Brands Corp.	29,451	332,796
KAR Auction Services, Inc.	14,482	864,431
RR Donnelley & Sons Co.	1,076	5,811

	Shares	Value
Commercial Services & Supplies (Continued)
Waste Connections, Inc.	4,916	$392,149
		1,595,187

Construction & Engineering—0.2%
Dycom Industries, Inc.[1]	4,740	401,004

Industrial Conglomerates—0.0%
General Electric Co.	1,363	15,388

Machinery—0.6%
Illinois Tool Works, Inc.	4,188	591,011
Stanley Black & Decker, Inc.	4,176	611,533
Wabtec Corp.	56	5,873
		1,208,417

Professional Services—0.3%
ASGN, Inc.[1]	127	10,024
Korn/Ferry International	12,820	631,257
Nielsen Holdings plc	343	9,487
		650,768

Road & Rail—0.4%
Canadian Pacific Railway Ltd.	3,860	818,089

Trading Companies & Distributors—0.2%
Fastenal Co.	8,266	479,593

Information Technology—7.5%
Communications Equipment—0.5%
Palo Alto Networks, Inc.[1]	4,393	989,567

IT Services—2.2%
CACI International, Inc., Cl. A1	35	6,445
DXC Technology Co.	10,779	1,008,052
First Data Corp., Cl. A1	43,756	1,070,709
Mastercard, Inc., Cl. A	6,297	1,401,775
PayPal Holdings, Inc.[1]	176	15,460
Perspecta, Inc.	16,861	433,665
Teradata Corp.[1]	13,720	517,381
Total System Services, Inc.	105	10,368
		4,463,855

Semiconductors & Semiconductor Equipment—0.8%
Applied Materials, Inc.	16,699	645,416
Broadcom, Inc.	48	11,843
Microchip Technology, Inc.	10,225	806,855
Texas Instruments, Inc.	130	13,948
		1,478,062

Software—2.1%
Envestnet, Inc.[1]	96	5,851
Microsoft Corp.	24,728	2,828,142
Pegasystems, Inc.	14,647	916,902
PTC, Inc.[1]	68	7,221
Q2 Holdings, Inc.[1]	8,100	490,455
		4,248,571

Technology Hardware, Storage & Peripherals—1.9%
Apple, Inc.	14,857	3,353,819
Diebold Nixdorf, Inc.	2,001	9,004
Western Digital Corp.	8,877	519,660
		3,882,483

Materials—1.0%
Chemicals—0.2%
Valvoline, Inc.	18,870	405,894

Containers & Packaging—0.4%
Sealed Air Corp.	17,620	707,443

Metals & Mining—0.4%
Compass Minerals International, Inc.	9,310	625,632
Franco-Nevada Corp.	241	15,074
Kaiser Aluminum Corp.	50	5,453
Osisko Gold Royalties Ltd.	33,656	255,355
		901,514

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Shares	Value
Telecommunication Services—1.1%
Diversified Telecommunication Services—0.8%
AT&T, Inc.	784	$26,327
BT Group plc, Sponsored ADR	1,050	15,508
ORBCOMM, Inc.[1]	375	4,073
Verizon Communications, Inc.	23,060	1,231,173
Zayo Group Holdings, Inc.[1]	10,890	378,101
		1,655,182

Wireless Telecommunication Services—0.3%
T-Mobile US, Inc.[1]	8,231	577,652

Utilities—1.7%
Electric Utilities—0.7%
Duke Energy Corp.	4,640	371,293
Edison International	343	23,214
PG&E Corp.[1]	21,245	977,482
PPL Corp.	688	20,131
Southern Co. (The)	405	17,658
		1,409,778

Gas Utilities—0.3%
Suburban Propane Partners LP2	22,713	534,437

Multi-Utilities—0.7%
Centrica plc, Sponsored ADR	2,212	17,917
Dominion Energy, Inc.	304	21,365
National Grid plc	65,600	676,427
National Grid plc, Sponsored ADR	460	23,856
SCANA Corp.	19,389	754,038
		1,493,603
Total Common Stocks (Cost $63,459,916)		74,982,083

	Principal Amount
Asset-Backed Securities—10.9%
Auto Loan—6.7%
American Credit Acceptance Receivables Trust:
Series 2015-3,Cl. D, 5.86%, 7/12/22[3]	$135,000	136,333
Series 2017-3,Cl. B, 2.25%, 1/11/21[3]	70,000	69,920
Series 2017-4,Cl. B, 2.61%, 5/10/21[3]	69,000	68,922
Series 2017-4,Cl. C, 2.94%, 1/10/24[3]	195,000	193,965
Series 2017-4,Cl. D, 3.57%, 1/10/24[3]	246,000	243,423
Series 2018-2,Cl. B, 3.46%, 8/10/22[3]	275,000	274,835
Series 2018-2,Cl. C, 3.70%, 7/10/24[3]	275,000	274,486
Series 2018-3,Cl. A, 2.92%, 8/12/21[3]	135,000	135,018
Series 2018-3,Cl. B, 3.49%, 6/13/22[3]	80,000	80,051
AmeriCredit Automobile Receivables Trust:
Series 2015-2,Cl. D, 3.00%, 6/8/21	245,000	245,029
Series 2017-2,Cl. D, 3.42%, 4/18/23	320,000	318,180
Series 2017-4,Cl. D, 3.08%, 12/18/23	145,000	142,114
Cabela’s Credit Card Master Note Trust, Series 2015-2, Cl. A2, 2.828% [US0001M+67], 7/17/23[4]	475,000	478,502
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[3]	40,000	39,570
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[3]	4,649	4,646
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	115,000	114,759
Series 2015-3,Cl. D, 3.27%, 3/15/22	330,000	329,565
Series 2016-1,Cl. D, 3.11%, 8/15/22	220,000	218,960
Series 2017-1,Cl. D, 3.43%, 7/17/23	245,000	243,170
Series 2017-4,Cl. D, 3.30%, 5/15/24	110,000	107,943
Series 2018-1,Cl. D, 3.37%, 7/15/24	75,000	73,599
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[3]	77,953	77,439
CPS Auto Receivables Trust:
Series 2017-C,Cl. A, 1.78%, 9/15/20[3]	26,177	26,115
Series 2017-C,Cl. B, 2.30%, 7/15/21[3]	105,000	104,399
Series 2017-D,Cl. B, 2.43%, 1/18/22[3]	180,000	178,242
Series 2018-A,Cl. B, 2.77%, 4/18/22[3]	145,000	143,712

	Principal Amount	Value
Auto Loan (Continued)
CPS Auto Receivables Trust: (Continued)
Series 2018-B,Cl. B, 3.23%, 7/15/22[3]	$155,000	$154,403
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[3]	35,000	34,926
Credit Acceptance Auto Loan Trust:
Series 2017-3A,Cl. C, 3.48%, 10/15/26[3]	220,000	216,525
Series 2018-1A,Cl. B, 3.60%, 4/15/27[3]	135,000	133,932
Series 2018-1A,Cl. C, 3.77%, 6/15/27[3]	190,000	187,679
Series 2018-2A,Cl. C, 4.16%, 9/15/27[3]	115,000	115,150
Drive Auto Receivables Trust:
Series 2015-BA,Cl. D, 3.84%, 7/15/21[3]	18,208	18,290
Series 2016-CA,Cl. D, 4.18%, 3/15/24[3]	170,000	171,772
Series 2017-3,Cl. C, 2.80%, 7/15/22	120,000	119,709
Series 2017-AA,Cl. C, 2.98%, 1/18/22[3]	195,000	194,857
Series 2017-BA,Cl. D, 3.72%, 10/17/22[3]	235,000	235,923
Series 2018-1,Cl. D, 3.81%, 5/15/24	160,000	159,433
Series 2018-2,Cl. D, 4.14%, 8/15/24	315,000	316,432
Series 2018-3,Cl. D, 4.30%, 9/16/24	215,000	216,875
Series 2018-4,Cl. B, 3.36%, 10/17/22	135,000	135,086
DT Auto Owner Trust:
Series 2016-4A,Cl. E, 6.49%, 9/15/23[3]	75,000	77,014
Series 2017-1A,Cl. C, 2.70%, 11/15/22[3]	95,000	94,837
Series 2017-1A,Cl. D, 3.55%, 11/15/22[3]	150,000	149,938
Series 2017-1A,Cl. E, 5.79%, 2/15/24[3]	160,000	162,231
Series 2017-2A,Cl. D, 3.89%, 1/15/23[3]	180,000	180,410
Series 2017-3A,Cl. B, 2.40%, 5/17/21[3]	200,000	199,479
Series 2017-3A,Cl. E, 5.60%, 8/15/24[3]	155,000	157,217
Series 2017-4A,Cl. D, 3.47%, 7/17/23[3]	205,000	204,189
Series 2017-4A,Cl. E, 5.15%, 11/15/24[3]	150,000	150,813
Series 2018-1A,Cl. B, 3.04%, 1/18/22[3]	155,000	154,686
Series 2018-2A,Cl. B, 3.43%, 5/16/22[3]	80,000	79,924
Exeter Automobile Receivables Trust,
Series 2018-1A, Cl. B, 2.75%, 4/15/22[3]	155,000	154,067
Flagship Credit Auto Trust:
Series 2014-1,Cl. D, 4.83%, 6/15/20[3]	20,000	20,052
Series 2016-1,Cl. C, 6.22%, 6/15/22[3]	380,000	393,279
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[3]	281,509	280,455
GM Financial Automobile Leasing Trust:
Series 2017-3,Cl. C, 2.73%, 9/20/21	120,000	118,599
Series 2018-2,Cl. C, 3.50%, 4/20/22	145,000	144,680
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1,Cl. C, 3.766%
[LIBOR01M+155], 6/27/22[3,4]	60,000	60,214
Series 2017-1,Cl. D, 4.516%
[LIBOR01M+230], 6/27/22[3,4]	75,000	75,089
Series 2018-1,Cl. A, 2.798%
[LIBOR01M+63], 9/25/23[3,4]	115,000	115,146
Series 2018-1,Cl. B, 2.968%
[LIBOR01M+80], 9/25/23[3,4]	55,000	55,028
Santander Drive Auto Receivables Trust:
Series 2016-2,Cl. D, 3.39%, 4/15/22	115,000	115,091
Series 2017-1,Cl. D, 3.17%, 4/17/23	175,000	173,996
Series 2017-1,Cl. E, 5.05%, 7/15/24[3]	410,000	420,233
Series 2017-3,Cl. D, 3.20%, 11/15/23	295,000	292,229
Series 2018-1,Cl. D, 3.32%, 3/15/24	110,000	107,898
Series 2018-2,Cl. D, 3.88%, 2/15/24	170,000	168,801
Series 2018-3,Cl. C, 3.51%, 8/15/23	440,000	439,052
Santander Retail Auto Lease Trust,
Series 2017-A, Cl. C, 2.96%, 11/21/22[3]	195,000	192,850
TCF Auto Receivables Owner Trust,
Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	189,344

3        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[3]	$285,000	$283,568
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[3]	71,844	71,585
Westlake Automobile Receivables Trust:
Series 2016-1A,Cl. E, 6.52%, 6/15/22[3]	270,000	274,417
Series 2017-2A,Cl. E, 4.63%, 7/15/24[3]	320,000	320,998
Series 2018-1A,Cl. C, 2.92%, 5/15/23[3]	160,000	158,613
Series 2018-1A,Cl. D, 3.41%, 5/15/23[3]	315,000	312,675
Series 2018-3A,Cl. B, 3.32%, 10/16/23[3]	252,000	251,614
		13,534,200

Credit Card—3.7%
Cabela’s Credit Card Master Note Trust:
Series 2015-1A,Cl. A2, 2.698%
[US0001M+54], 3/15/23[4]	490,000	492,368
Series 2015-2,Cl. A1, 2.25%, 7/17/23	525,000	517,030
Series 2016-1,Cl. A1, 1.78%, 6/15/22	710,000	704,797
Series 2016-1,Cl. A2, 3.008%
[US0001M+85], 6/15/22[4]	255,000	256,270
Citibank Credit Card Issuance Trust:
Series 2014-A6,Cl. A6, 2.15%, 7/15/21	110,000	109,471
Series 2017-A9,Cl. A9, 1.80%, 9/20/21	305,000	302,045
Evergreen Credit Card Trust, Series 2018-2, Cl. A, 2.508% [US0001M+35], 7/15/22[3,4]	410,000	410,891
GE Capital Credit Card Master Note Trust:
Series 2012-7,Cl. A, 1.76%, 9/15/22	225,000	222,583
Series 2012-7,Cl. B, 2.21%, 9/15/22	200,000	198,303
Synchrony Credit Card Master Note
Trust, Series 2015-1, Cl. A, 2.37%, 3/15/23	630,000	623,749
World Financial Network Credit Card Master Trust:
Series 2012-D,Cl. A, 2.15%, 4/17/23	615,000	611,848
Series 2016-C,Cl. A, 1.72%, 8/15/23	665,000	656,624
Series 2017-A,Cl. A, 2.12%, 3/15/24	515,000	506,287
Series 2017-B,Cl. A, 1.98%, 6/15/23	590,000	585,875
Series 2017-C,Cl. A, 2.31%, 8/15/24	430,000	422,000
Series 2018-A,Cl. A, 3.07%, 12/16/24	540,000	536,851
Series 2018-B,Cl. A, 3.46%, 7/15/25	245,000	244,931
		7,401,923

Equipment—0.4%
CCG Receivables Trust:
Series 2017-1,Cl. B, 2.75%, 11/14/23[3]	250,000	245,866
Series 2018-1,Cl. B, 3.09%, 6/16/25[3]	90,000	88,794
Series 2018-1,Cl. C, 3.42%, 6/16/25[3]	25,000	24,651
Series 2018-2,Cl. C, 3.87%, 12/15/25[3]	60,000	59,667
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	70,000	68,166
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[3]	90,000	89,975
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	7,777	7,740
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[3]	195,000	192,261
		777,120

Loans: Other—0.1%
Ameriquest Mortgage Securities, Inc.
Asset-Backed Pass-Through Certificates,
Series 2005-R5, Cl. M2, 2.906%
[US0001M+69], 7/25/35[4]	120,976	121,509

	Principal Amount	Value
Loans: Other (Continued)
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[3]	$75,000	$73,909

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	147,342	145,593
		341,011
Total Asset-Backed Securities (Cost $22,133,996)		22,054,254
Mortgage-Backed Obligations—29.0%
Government Agency—18.2%
FHLMC/FNMA/FHLB/Sponsored—15.9%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	58	59
5.00%, 12/1/34	1,926	2,039
5.50%, 9/1/39	221,187	236,056
6.50%, 7/1/28-4/1/34	19,195	21,250
7.00%, 10/1/31-10/1/37	63,476	69,764
9.00%, 8/1/22-5/1/25	1,078	1,144
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 74.256%, 4/1/27[5]	44,476	9,930
Series 192,Cl. IO, 99.999%, 2/1/28[5]	13,224	2,682
Series 243,Cl. 6, 4.923%, 12/15/32[5]	35,458	6,023
Federal Home Loan Mortgage Corp.,
Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	125,235	122,150
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.198%, 6/1/26[6]	13,447	12,310
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2427,Cl. ZM, 6.50%, 3/15/32	79,805	87,469
Series 2461,Cl. PZ, 6.50%, 6/15/32	31,734	34,130
Series 2626,Cl. TB, 5.00%, 6/15/33	47,412	48,763
Series 2635,Cl. AG, 3.50%, 5/15/32	27,070	26,722
Series 2770,Cl. TW, 4.50%, 3/15/19	746	747
Series 3010,Cl. WB, 4.50%, 7/15/20	5,184	5,224
Series 3025,Cl. SJ, 16.836% [-3.667 x
LIBOR01M+2,475], 8/15/35[4]	11,583	16,123
Series 3030,Cl. FL, 2.558%
[LIBOR01M+40], 9/15/35[4]	60,821	61,100
Series 3815,Cl. BD, 3.00%, 10/15/20	144	144
Series 3822,Cl. JA, 5.00%, 6/15/40	21,032	21,496
Series 3848,Cl. WL, 4.00%, 4/15/40	57,025	57,224
Series 3857,Cl. GL, 3.00%, 5/15/40	3,881	3,875
Series 4221,Cl. HJ, 1.50%, 7/15/23	375,046	364,993
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 62.674%, 3/15/29[5]	34,852	4,225
Series 2796,Cl. SD, 48.226%, 7/15/26[5]	58,693	6,571
Series 2920,Cl. S, 14.917%, 1/15/35[5]	339,772	42,217
Series 2922,Cl. SE, 18.053%, 2/15/35[5]	19,544	2,293
Series 2981,Cl. AS, 2.168%, 5/15/35[5]	170,376	16,713
Series 3397,Cl. GS, 0.00%, 12/15/37[5,7]	21,448	3,128
Series 3424,Cl. EI, 0.00%, 4/15/385,[7]	8,349	648
Series 3450,Cl. BI, 8.507%, 5/15/38[5]	57,202	7,261
Series 3606,Cl. SN, 13.612%, 12/15/39[5]	30,481	3,471
Series 4057,Cl. QI, 5.314%, 6/15/27[5]	574,461	47,835
Series 4818,Cl. BI, 2.733%, 3/15/45[5]	208,379	38,945
Federal National Mortgage Assn.: 2.50%, 10/1/48[8]	1,900,000	1,833,389
3.00%, 10/1/33-10/1/48[8]	4,170,000	4,039,199
3.50%, 10/1/33-10/1/48[8]	6,750,000	6,695,896

4        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.: (Continued)
4.00%, 10/1/33-10/1/48[8]	$4,380,000	$4,437,974
4.50%, 10/1/48[8]	7,930,000	8,181,840
5.00%, 10/1/48[8]	3,680,000	3,863,712
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	619	638
5.50%, 9/1/20	857	864
6.00%, 3/1/37	102,959	113,566
6.50%, 10/1/19	4	4
7.00%, 10/1/35	3,106	3,104
7.50%, 1/1/33	46,315	52,694
8.50%, 7/1/32	1,465	1,487
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[5]	81,517	9,512
Series 233,Cl. 2, 64.765%, 8/25/23[5]	51,884	6,773
Series 252,Cl. 2, 99.999%, 11/25/23[5]	68,950	9,215
Series 319,Cl. 2, 16.215%, 2/25/32[5]	20,307	4,553
Series 320,Cl. 2, 52.113%, 4/25/32[5]	7,499	1,819
Series 321,Cl. 2, 22.857%, 4/25/32[5]	74,531	17,638
Series 331,Cl. 9, 19.267%, 2/25/33[5]	86,162	17,126
Series 334,Cl. 17, 25.861%, 2/25/33[5]	46,752	11,182
Series 339,Cl. 12, 0.00%, 6/25/33[5],[7]	63,687	12,453
Series 339,Cl. 7, 0.00%, 11/25/33[5],[7]	179,685	39,699
Series 343,Cl. 13, 0.00%, 9/25/33[5],[7]	67,672	12,427
Series 345,Cl. 9, 0.00%, 1/25/34[5],[7]	61,295	14,087
Series 351,Cl. 10, 0.00%, 4/25/34[5],[7]	8,084	1,972
Series 351,Cl. 8, 0.00%, 4/25/34[5],[7]	28,738	5,667
Series 356,Cl. 10, 0.00%, 6/25/35[5],[7]	19,797	4,085
Series 356,Cl. 12, 0.00%, 2/25/35[5],[7]	10,632	2,341
Series 362,Cl. 13, 0.00%, 8/25/35[5],[7]	75,657	15,630
Series 364,Cl. 16, 0.00%, 9/25/35[5],[7]	54,653	11,084
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%,
11/25/28	31,915	34,235
Series 2003-130,Cl. CS, 9.668% [-2 x
LIBOR01M+1,410], 12/25/33[4]	2,672	2,731
Series 2004-25,Cl. PC, 5.50%, 1/25/34	13,315	13,353
Series 2005-104,Cl. MC, 5.50%,
12/25/25	120,600	126,336
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	269,545
Series 2005-73,Cl. DF, 2.466%
[LIBOR01M+25], 8/25/35[4]	52,726	52,913
Series 2006-11,Cl. PS, 16.442%
[-3.667 x LIBOR01M+2,456.67],
3/25/36[4]	47,758	66,764
Series 2006-46,Cl. SW, 16.075%
[-3.667 x LIBOR01M+2,419.92],
6/25/36[4]	32,080	43,263
Series 2006-50,Cl. KS, 16.075%
[-3.667 x LIBOR01M+2,420], 6/25/36[4]	6,428	8,845
Series 2008-75,Cl. DB, 4.50%, 9/25/23	972	971
Series 2009-113,Cl. DB, 3.00%,
12/25/20	9,477	9,463
Series 2009-36,Cl. FA, 3.156%
[LIBOR01M+94], 6/25/37[4]	27,893	28,543
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,882	1,881
Series 2010-43,Cl. KG, 3.00%, 1/25/21	8,935	8,926
Series 2011-15,Cl. DA, 4.00%, 3/25/41	13,704	13,526
Series 2011-3,Cl. EL, 3.00%, 5/25/20	9,828	9,811
Series 2011-3,Cl. KA, 5.00%, 4/25/40	90,427	93,429
Series 2011-38,Cl. AH, 2.75%, 5/25/20	15	15
Series 2011-82,Cl. AD, 4.00%, 8/25/26	32,618	32,620
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 7.959%,
11/25/31[5]	77,095	13,984

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2001-81,Cl. S, 11.948%, 1/25/32[5]	$20,241	$3,269
Series 2002-47,Cl. NS, 7.935%, 4/25/32[5]	56,615	9,556
Series 2002-51,Cl. S, 8.274%, 8/25/32[5]	51,986	8,775
Series 2002-52,Cl. SD, 35.563%, 9/25/32[5]	80,539	12,860
Series 2002-77,Cl. SH, 25.303%, 12/18/32[5]	29,516	4,408
Series 2002-84,Cl. SA, 4.694%, 12/25/32[5]	74,118	11,489
Series 2002-9,Cl. MS, 11.28%, 3/25/32[5]	21,271	3,716
Series 2003-33,Cl. SP, 8.14%, 5/25/33[5]	81,131	15,106
Series 2003-4,Cl. S, 1.70%, 2/25/33[5]	44,111	7,833
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,7]	122,931	10,988
Series 2004-54,Cl. DS, 49.197%, 11/25/30[5]	61,567	8,223
Series 2004-56,Cl. SE, 5.324%, 10/25/33[5]	15,531	2,452
Series 2005-12,Cl. SC, 21.156%, 3/25/35[5]	8,898	1,170
Series 2005-14,Cl. SE, 13.195%, 3/25/35[5]	30,220	3,080
Series 2005-40,Cl. SA, 21.813%, 5/25/35[5]	162,139	19,686
Series 2005-52,Cl. JH, 21.977%, 5/25/35[5]	402,989	44,671
Series 2005-93,Cl. SI, 0.00%, 10/25/35[5,7]	35,961	4,593
Series 2007-88,Cl. XI, 0.00%, 6/25/37[5,7]	81,955	11,442
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,7]	30,287	2,336
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5],[7]	314	16
Series 2011-96,Cl. SA, 6.392%, 10/25/41[5]	103,432	14,325
Series 2012-121,Cl. IB, 7.776%, 11/25/27[5]	241,156	20,759
Series 2012-134,Cl. SA, 1.526%, 12/25/42[5]	388,370	61,244
Series 2012-40,Cl. PI, 7.206%, 4/25/41[5]	203,280	32,245
Series 2018-16,Cl. NI, 0.00%, 12/25/44[5,7]	106,965	18,341
Series 2018-69,Cl. CI, 22.706%, 10/25/46[5]	235,000	38,046
Federal National Mortgage Assn.,
Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates,
Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[6]	29,901	27,706
		32,035,843

GNMA/Guaranteed—2.3%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	10,162	10,230
7.50%, 1/15/23-6/15/24	14,491	14,753
8.00%, 4/15/23	5,646	5,884
Government National Mortgage Assn. II
Pool, 3.50%, 10/1/48[8]	4,465,000	4,440,146
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 88.396%, 2/16/32[5]	89,696	939

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-76,Cl. SY, 0.00%, 12/16/26[5,7]	$148,337	$13,656
Series 2007-17,Cl. AI, 40.649%, 4/16/37[5]	266,764	34,335
Series 2011-52,Cl. HS, 20.531%, 4/16/41[5]	129,524	13,604
Series 2017-136,Cl. LI, 5.278%, 9/16/47[5]	432,196	93,637
		4,627,184

Non-Agency—10.8%
Commercial—5.3%
BCAP LLC Trust, Series 2011-R11,
Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[3,4]	38,028	38,214
Benchmark Mortgage Trust, Interest-
Only Commercial Mtg. Pass-Through
Certificates, Series 2018-B1, Cl. XA, 14.08%, 1/15/51[5]	2,195,074	84,102
CD Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 2017-CD6, Cl. XA, 14.67%, 11/13/50[5]	883,930	53,241
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.67%, 1/25/36[9]	108,449	103,042
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	100,312	99,189
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	105,000	105,536
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17,Cl. XA, 8.495%, 11/10/46[5]	545,986	19,094
Series 2017-C4,Cl. XA, 13.843%, 10/12/50[5]	2,358,999	168,549
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	20,454	20,143
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	38,653	38,628
Series 2013-CR13,Cl. ASB, 3.706%, 11/10/46	195,000	197,155
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	255,000	250,063
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	255,000	256,835
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	70,000	69,903
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	865,000	873,478
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	140,000	143,012
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	495,000	499,034
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	125,000	124,640
COMM Mortgage Trust, Interest-
Only Stripped Mtg.-Backed Security,
Series 2012-CR5, Cl. XA, 22.959%, 12/10/45[5]	323,952	17,198
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	128,651	107,070
First Horizon Alternative Mortgage
Securities Trust, Series 2005-FA8,
Cl. 1A6, 2.866% [US0001M+65], 11/25/35[4]	77,575	59,722

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust:
Series 2010-K6,Cl. B, 5.542%, 12/25/46[3,9]	$60,000	$61,426
Series 2012-K710,Cl. B, 3.941%, 6/25/47[3,9]	40,000	40,145
Series 2012-K711,Cl. B, 3.693%, 8/25/45[3,9]	15,000	15,022
Series 2012-K711,Cl. C, 3.693%, 8/25/45[3,9]	135,000	134,914
Series 2013-K25,Cl. C, 3.744%, 11/25/45[3,9]	60,000	58,937
Series 2013-K26,Cl. C, 3.721%, 12/25/45[3,9]	40,000	38,816
Series 2013-K27,Cl. C, 3.615%, 1/25/46[3,9]	110,000	105,903
Series 2013-K28,Cl. C, 3.61%, 6/25/46[3,9]	450,000	441,371
Series 2013-K712,Cl. C, 3.473%, 5/25/45[3,9]	75,000	74,834
Series 2013-K713,Cl. C, 3.263%, 4/25/46[3,9]	145,000	144,054
Series 2014-K715,Cl. C, 4.265%, 2/25/46[3,9]	35,000	35,443
GS Mortgage Securities Corp. Trust,
Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[3]	460,000	460,294
GS Mortgage Securities Trust:
Series 2012-GC6,Cl. A3, 3.482%, 1/10/45	54,793	55,070
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	32,639	32,221
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	65,000	67,607
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	90,000	90,368
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[3,9]	216,597	208,895
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	137,306	137,134
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	25,000	24,616
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	325,000	321,084
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	330,000	340,561
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	78,000	76,303
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	49,116	48,392
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	245,000	247,045
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	230,000	224,227
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.919%, 7/25/35[9]	82,865	85,395
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.231%, 7/26/36[3,9]	113,629	115,259
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	75,000	75,837
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	115,000	114,841
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	45,000	45,332
Series 2014-C24,Cl. B, 4.116%, 11/15/47[9]	270,000	270,856
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	105,000	105,997

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Commercial (Continued)
JPMBB Commercial Mortgage Securities Trust: (Continued)
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	$250,000	$249,066
MASTR Adjustable Rate Mortgages
Trust, Series 2004-13, Cl. 2A2, 4.18%, 4/21/34[9]	29,825	30,645
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	95,964	94,401
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	240,000	236,282
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	711,650
Morgan Stanley Capital I Trust:
Series 2011-C1,Cl. A4, 5.033%, 9/15/47[3,9]	49,149	50,597
Series 2011-C2,Cl. A4, 4.661%, 6/15/44[3]	70,000	72,057
Morgan Stanley Capital I, Inc., Interest-
Only Commercial Mtg. Pass-Through
Certificates, Series 2017-HR2, Cl. XA, 12.831%, 12/15/50[5]	773,144	44,645
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.107%, 11/26/36[3,9]	243,952	229,424
Morgan Stanley Resecuritization Trust,
Series 2013-R9, Cl. 3A, 3.528%, 6/26/46[3,9]	113,250	113,050
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.184%, 7/26/45[3,9]	15,579	15,982
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-10, Cl. 2A, 4.315%, 8/25/34[9]	146,887	147,673
UBS Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2017-C5,
Cl. XA, 14.17%, 11/15/50[5]	1,521,908	98,065
Wells Fargo Commercial Mortgage
Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	355,000	349,196
Wells Fargo Commercial Mortgage
Trust, Interest-Only Commercial Mtg.
Pass-Through Certificates, Series 2017-
C42, Cl. XA, 12.503%, 12/15/50[5]	1,076,899	70,789
WF-RBS Commercial Mortgage Trust:
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	152,512
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	152,507
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	45,128
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[9]	165,000	168,697
WF-RBS Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2011-C3,
Cl. XA, 30.407%, 3/15/44[3,5]	2,069,411	57,946
		10,716,359

Multi-Family—0.3%
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 3.166%
[US0001M+95], 5/25/24[4]	88,348	88,517
Series 2017-C04,Cl. 2M1, 3.066%
[US0001M+85], 11/25/29[4]	269,475	270,491

	Principal Amount	Value
Multi-Family (Continued)
Federal Home Loan Mortgage Corp.,
Multifamily Structured Pass-Through
Certificates, Interest-Only Stripped
Mtg.-Backed Security, Series KC02, Cl.
X1, 0.00%, 3/25/24[5,7]	$4,868,000	$94,888
		453,896

Residential—5.2%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	206,141	180,058
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	43,956	42,178
Series 2007-C,Cl. 1A4, 3.818%, 5/20/36[9]	16,635	16,116
Series 2014-R7,Cl. 3A1, 3.964%, 3/26/36[3,9]	75,635	76,072
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 4.364%, 6/25/34[9]	48,628	48,610
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 4.73%
[H15T1Y+230], 10/25/35[4]	367,615	372,811
Series 2006-1,Cl. A1, 3.67%
[H15T1Y+225], 2/25/36[4]	136,320	137,823
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	60,262	54,318
Series 2006-6,Cl. A3, 6.00%, 4/25/36	37,554	31,958
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Cl. 1A1, 4.28%
[H15T1Y+240], 10/25/35[4]	351,851	356,583
Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 5.216%
[US0001M+300], 7/25/24[4]	325,578	349,353
Series 2016-C03,Cl. 1M1, 4.216%
[US0001M+200], 10/25/28[4]	68,710	69,540
Series 2016-C07,Cl. 2M1, 3.516%
[US0001M+130], 5/25/29[4]	110,115	110,492
Series 2017-C02,Cl. 2M1, 3.366%
[US0001M+115], 9/25/29[4]	383,911	386,357
Series 2017-C03,Cl. 1M1, 3.166%
[US0001M+95], 10/25/29[4]	313,520	315,575
Series 2017-C05,Cl. 1M1, 2.766%
[US0001M+55], 1/25/30[4]	72,318	72,403
Series 2017-C06,Cl. 1M1, 2.966%
[US0001M+75], 2/25/30[4]	131,665	131,958
Series 2017-C07,Cl. 1M1, 2.866%
[US0001M+65], 5/25/30[4]	215,968	216,369
Series 2017-C07,Cl. 1M2, 4.616%
[US0001M+240], 5/25/30[4]	225,000	233,345
Series 2017-C07,Cl. 2M1, 2.866%
[US0001M+65], 5/25/30[4]	216,134	216,254
Series 2018-C01,Cl. 1M1, 2.816%
[US0001M+60], 7/25/30[4]	260,913	261,383
Series 2018-C02,Cl. 2M1, 2.866%
[US0001M+65], 8/25/30[4]	104,280	104,450
Series 2018-C03,Cl. 1M1, 2.896%
[US0001M+68], 10/25/30[4]	265,469	266,038
Series 2018-C04,Cl. 2M1, 2.966%
[US0001M+75], 12/25/30[4]	273,877	274,362
Series 2018-C05,Cl. 1M1, 2.936%
[US0001M+72], 1/25/31[4]	108,279	108,519
GSR Mortgage Loan Trust, Series 2005-
AR4, Cl. 6A1, 4.354%, 7/25/35[9]	18,101	18,258
HomeBanc Mortgage Trust,
Series 2005-3, Cl. A2, 2.526%
[US0001M+31], 7/25/35[4]	22,584	22,562
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	7,959	7,103

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
STACR Trust:
Series 2018-DNA2,Cl. M1, 3.016% [US0001M+80], 12/25/30[3,4]	$445,000	$446,574
Series 2018-DNA3,Cl. M1, 2.884% [US0001M+75], 9/25/48[3,4]	75,000	75,180
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.466% [US0001M+425], 11/25/23[4]	217,725	242,942
Series 2014-DN1,Cl. M2, 4.416% [US0001M+220], 2/25/24[4]	44,242	45,479
Series 2014-DN1,Cl. M3, 6.716% [US0001M+450], 2/25/24[4]	160,000	185,172
Series 2014-DN2,Cl. M3, 5.816% [US0001M+360], 4/25/24[4]	185,000	205,783
Series 2014-HQ2,Cl. M3, 5.966% [US0001M+375], 9/25/24[4]	335,000	384,641
Series 2015-HQA2,Cl. M2, 5.016% [US0001M+280], 5/25/28[4]	4,727	4,865
Series 2016-DNA1,Cl. M2, 5.116% [US0001M+290], 7/25/28[4]	37,235	38,155
Series 2016-DNA4,Cl. M1, 3.016% [US0001M+80], 3/25/29[4]	24,834	24,848
Series 2016-DNA4,Cl. M3, 6.016% [US0001M+380], 3/25/29[4]	355,000	400,157
Series 2016-HQA3,Cl. M1, 3.016% [US0001M+80], 3/25/29[4]	158,743	158,896
Series 2016-HQA3,Cl. M3, 6.066% [US0001M+385], 3/25/29[4]	120,000	136,315
Series 2016-HQA4,Cl. M1, 3.016% [US0001M+80], 4/25/29[4]	113,923	114,022
Series 2016-HQA4,Cl. M3, 6.116% [US0001M+390], 4/25/29[4]	350,000	396,229
Series 2017-HQA1,Cl. M1, 3.416% [US0001M+120], 8/25/29[4]	493,564	497,053
Series 2017-HQA2,Cl. M1, 3.016% [US0001M+80], 12/25/29[4]	178,444	178,921
Series 2017-HQA3,Cl. M1, 2.766% [US0001M+55], 4/25/30[4]	449,374	449,490
Series 2018-DNA1,Cl. M1, 2.666% [US0001M+45], 7/25/30[4]	612,086	611,442
Series 2018-DNA1,Cl. M2, 4.016% [US0001M+180], 7/25/30[4]	460,000	457,683
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.848%, 10/25/33[9]	78,204	79,540
Series 2005-AR14,Cl. 1A4, 3.538%, 12/25/35[9]	82,710	83,582
Series 2005-AR16,Cl. 1A1, 3.445%, 12/25/35[9]	74,505	74,888
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.842%, 2/25/35[9]	13,661	14,034
Series 2005-AR15,Cl. 1A2, 4.676%, 9/25/35[9]	88,998	87,020
Series 2005-AR15,Cl. 1A6, 4.676%, 9/25/35[9]	170,559	165,581
Series 2005-AR4,Cl. 2A2, 4.005%, 4/25/35[9]	162,260	163,834
Series 2006-AR10,Cl. 1A1, 4.263%, 7/25/36[9]	36,450	35,803
Series 2006-AR10,Cl. 5A5, 4.231%, 7/25/36[9]	128,567	130,783
Series 2006-AR2,Cl. 2A3, 3.964%, 3/25/36[9]	16,649	16,884
Series 2006-AR7,Cl. 2A4, 4.323%, 5/25/36[9]	102,204	104,905

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	$25,716	$25,829
		10,517,378
Total Mortgage-Backed Obligations (Cost $58,826,635)		58,350,660

U.S. Government Obligation—0.3%
United States Treasury Nts., 1.50%, 5/31/19[10,11] (Cost $552,491)	552,000	548,410

Non-Convertible Corporate Bonds and Notes—33.3%
Consumer Discretionary—5.6%
Automobiles—1.5%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[3]	304,000	298,619
3.75% Sr. Unsec. Nts., 2/22/28[3]	280,000	273,744
Ford Motor Credit Co. LLC:
3.20% Sr. Unsec. Nts., 1/15/21	203,000	200,088
3.664% Sr. Unsec. Nts., 9/8/24	232,000	217,248
General Motors Co., 6.25% Sr. Unsec.
Nts., 10/2/43	82,000	84,249
General Motors Financial Co., Inc., 4.15% Sr. Unsec. Nts., 6/19/23	289,000	288,411
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[3]	337,000	330,359
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[3]	260,000	256,413
4.125% Sr. Unsec. Nts., 6/8/23[3]	336,000	333,891
Nissan Motor Acceptance Corp., 3.65%
Sr. Unsec. Nts., 9/21/21[3]	326,000	326,947
Volkswagen Group of America Finance
LLC, 2.45% Sr. Unsec. Nts., 11/20/19[3]	351,000	347,812
		2,957,781

Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr.
Unsec. Nts., 12/15/27	362,000	347,520

Entertainment—0.1%
21st Century Fox America, Inc., 4.75%
Sr. Unsec. Nts., 11/15/46	125,000	134,125
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	105,000	91,821
		225,946

Hotels, Restaurants & Leisure—0.4%
Aramark Services, Inc., 5.00% Sr.
Unsec. Nts., 4/1/25[3]	179,000	180,119
Royal Caribbean Cruises Ltd., 2.65% Sr.
Unsec. Nts., 11/28/20	305,000	300,052
Starbucks Corp., 3.80% Sr. Unsec. Nts., 8/15/25	328,000	326,222
		806,393

Household Durables—0.7%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	334,000	327,319
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	343,000	335,711
Newell Brands, Inc., 5.00% Sr. Unsec.
Nts., 11/15/23	194,000	196,291
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	258,000	245,423
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	298,000	296,510
4.875% Sr. Unsec. Nts., 3/15/27	45,000	43,200
		1,444,454

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Internet & Catalog Retail—0.3%
Amazon.com, Inc., 4.95% Sr. Unsec.
Nts., 12/5/44	$119,000	$133,376
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	595,000	565,757
		699,133

Media—1.1%
Charter Communications Operating
LLC/Charter Communications Operating
Capital, 5.375% Sr. Sec. Nts., 5/1/47	148,000	141,585
Comcast Cable Communications
Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	318,000	387,743
Comcast Corp., 4.00% Sr. Unsec. Nts., 3/1/48	176,000	158,864
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	265,000	265,702
4.20% Sr. Unsec. Nts., 4/15/24	330,000	331,220
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[3]	161,000	160,760
Time Warner Cable LLC, 4.50% Sr.
Unsec. Unsub. Nts., 9/15/42	185,000	158,213
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	337,000	330,779
WPP Finance 2010, 3.75% Sr. Unsec.
Nts., 9/19/24	371,000	358,408
		2,293,274

Multiline Retail—0.2%
Dollar Tree, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	338,000	331,832

Specialty Retail—0.8%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	68,000	67,528
Best Buy Co., Inc.:
4.45% Sr. Unsec. Nts., 10/1/28	116,000	115,663
5.50% Sr. Unsec. Nts., 3/15/21	324,000	338,889
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	333,000	338,095
Ross Stores, Inc., 3.375% Sr. Unsec.
Nts., 9/15/24	344,000	338,375
Signet UK Finance plc, 4.70% Sr.
Unsec. Nts., 6/15/24	356,000	337,623
		1,536,173

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875% Sr. Unsec.
Nts., 5/15/26[3]	336,000	322,980
Levi Strauss & Co., 5.00% Sr. Unsec.
Nts., 5/1/25	252,000	252,554
		575,534

Consumer Staples—3.0%
Beverages—0.7%
Anheuser-Busch InBev Finance, Inc.:
3.65% Sr. Unsec. Nts., 2/1/26	57,000	55,363
4.90% Sr. Unsec. Nts., 2/1/46	50,000	50,294
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	197,000	277,015
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[3]	171,000	169,990
Keurig Dr Pepper, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[3]	345,000	345,787
4.597% Sr. Unsec. Nts., 5/25/28[3]	172,000	173,105
Molson Coors Brewing Co., 1.45% Sr.
Unsec. Nts., 7/15/19	114,000	112,686
Pernod Ricard SA, 4.25% Sr. Unsec.
Nts., 7/15/22[3]	325,000	330,488
		1,514,728

Food & Staples Retailing—0.3%
Alimentation Couche-Tard, Inc., 2.35%
Sr. Unsec. Nts., 12/13/19[3]	364,000	360,584

	Principal Amount	Value
Food & Staples Retailing (Continued)
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	$9,000	$8,980
4.45% Sr. Unsec. Nts., 2/1/47	93,000	85,875
6.90% Sr. Unsec. Nts., 4/15/38	86,000	102,553
		557,992

Food Products—1.3%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	232,000	210,191
3.50% Sr. Unsec. Nts., 11/24/20	333,000	332,116
Campbell Soup Co., 3.30% Sr. Unsec.
Nts., 3/15/21	338,000	334,956
General Mills, Inc., 4.70% Sr. Unsec.
Nts., 4/17/48	109,000	104,845
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	332,000	329,306
3.95% Sr. Unsec. Nts., 7/15/25	188,000	185,462
Lamb Weston Holdings, Inc., 4.875%
Sr. Unsec. Nts., 11/1/26[3]	334,000	328,572
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[3]	148,000	145,761
3.35% Sr. Unsec. Nts., 2/1/22[3]	183,000	177,013
Tyson Foods, Inc.:
3.55% Sr. Unsec. Nts., 6/2/27	182,000	171,999
3.90% Sr. Unsec. Nts., 9/28/23	271,000	272,305
		2,592,526

Tobacco—0.7%
Altria Group, Inc., 4.00% Sr. Unsec.
Nts., 1/31/24	238,000	241,587
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[3]	351,000	344,114
3.557% Sr. Unsec. Nts., 8/15/27[3]	177,000	165,047
Imperial Brands Finance plc, 3.75% Sr.
Unsec. Nts., 7/21/22[3]	328,000	326,757
Philip Morris International, Inc., 2.50%
Sr. Unsec. Nts., 11/2/22	313,000	300,867
		1,378,372

Energy—2.7%
Energy Equipment & Services—0.3%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	75,000	80,273
Helmerich & Payne International
Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	201,000	205,764
Schlumberger Holdings Corp., 4.00%
Sr. Unsec. Nts., 12/21/25[3]	196,000	196,194
		482,231

Oil, Gas & Consumable Fuels—2.4%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	66,089
6.20% Sr. Unsec. Nts., 3/15/40	56,000	62,212
Andeavor, 3.80% Sr. Unsec. Nts., 4/1/28	283,000	269,492
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	177,000	173,173
5.25% Sr. Unsec. Nts., 1/15/25	171,000	175,349
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	251,000	247,266
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	324,000	323,570
4.50% Sr. Unsec. Nts., 6/1/25	168,000	170,029
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	37,000	39,958
5.95% Sr. Unsec. Nts., 3/15/46	75,000	94,940
Devon Energy Corp., 4.75% Sr. Unsec.
Nts., 5/15/42	79,000	75,562

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Energy Transfer Equity LP, 4.25% Sr. Sec. Nts., 3/15/23	$260,000	$259,025
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	100,000	97,089
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	80,000	81,714
4.90% Sr. Unsec. Nts., 5/15/46	32,000	33,169
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	353,000	344,722
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	132,000	138,787
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	86,000	87,909
5.55% Sr. Unsec. Nts., 6/1/45	147,000	155,708
Noble Energy, Inc., 5.05% Sr. Unsec.
Nts., 11/15/44	93,000	90,279
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	203,000	207,610
Pioneer Natural Resources Co.,
3.45% Sr. Unsec. Nts., 1/15/21	347,000	347,077
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	180,000	174,855
5.625% Sr. Sec. Nts., 2/1/21	260,000	270,557
Shell International Finance BV, 4.00%
Sr. Unsec. Nts., 5/10/46	115,000	112,630
Sunoco Logistics Partners Operations
LP, 4.00% Sr. Unsec. Nts., 10/1/27	207,000	196,801
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	76,000	101,368
Williams Cos., Inc. (The):
3.70% Sr. Unsec. Unsub. Nts., 1/15/23	334,000	330,658
3.75% Sr. Unsec. Nts., 6/15/27	140,000	133,845
		4,861,443

Financials—9.1%
Capital Markets—1.7%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[3]	127,000	117,628
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	269,000	264,696
Credit Suisse AG (New York), 3.625%
Sr. Unsec. Nts., 9/9/24	197,000	194,251
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	154,000	154,902
E*TRADE Financial Corp., 5.875%
[US0003M+443.5] Jr. Sub. Perpetual
Bonds[4],[12]	327,000	335,175
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	180,000	170,908
3.75% Sr. Unsec. Nts., 2/25/26	178,000	173,155
3.814% [US0003M+115.8] Sr. Unsec.
Nts., 4/23/29[4]	286,000	272,962
4.017% [US0003M+137.3] Sr. Unsec.
Nts., 10/31/38[4]	144,000	133,575
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	232,000	226,355
5.00% Sub. Nts., 11/24/25	276,000	286,150
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[3]	338,000	336,310
Northern Trust Corp., 3.375%
[US0003M+113.1] Sub. Nts., 5/8/32[4]	125,000	116,590
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	165,000	157,979
TD Ameritrade Holding Corp., 3.30%
Sr. Unsec. Nts., 4/1/27	208,000	199,379
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[3]	160,000	158,746

	Principal Amount	Value
Capital Markets (Continued)
UBS Group Funding Switzerland AG: (Continued)
4.253% Sr. Unsec. Nts., 3/23/28[3]	$147,000	$146,037
		3,444,798

Commercial Banks—4.5%
ABN AMRO Bank NV, 4.40%
[USSW5+219.7] Sub. Nts., 3/27/28[4,13]	329,000	323,572
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	277,000	257,871
3.366% [US0003M+81] Sr. Unsec.
Nts., 1/23/26[4]	286,000	275,158
3.824% [US0003M+157.5] Sr. Unsec.
Nts., 1/20/28[4]	191,000	186,078
4.271% [US0003M+131] Sr. Unsec.
Nts., 7/23/29[4]	271,000	270,749
7.75% Jr. Sub. Nts., 5/14/38	239,000	323,180
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[3]	263,000	262,862
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	266,000	254,667
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[3]	198,000	195,678
BPCE SA, 4.50% Sub. Nts., 3/15/25[3]	199,000	194,826
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec.
Nts., 4/23/29[4]	269,000	264,159
4.281% [US0003M+183.9] Sr. Unsec.
Nts., 4/24/48[4]	356,000	341,228
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	163,000	158,890
2.65% Sr. Unsec. Nts., 5/26/22	68,000	65,432
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	308,000	297,298
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[3]	333,000	326,133
Fifth Third Bank (Cincinnati OH),
3.85% Sub. Nts., 3/15/26	176,000	171,975
First Republic Bank, 4.375% Sub. Nts., 8/1/46	137,000	127,544
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec.
Nts., 5/18/24[4]	109,000	108,329
4.041% [US0003M+154.6] Sr. Unsec.
Nts., 3/13/28[4]	135,000	130,112
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[4]	183,000	183,418
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	334,000	334,001
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec.
Nts., 5/1/28[4]	272,000	259,651
3.782% [US0003M+133.7] Sr. Unsec.
Nts., 2/1/28[4]	498,000	485,278
3.797% [US0003M+89] Sr. Unsec.
Nts., 7/23/24[4]	335,000	334,955
Lloyds Banking Group plc, 6.657%
[US0003M+127] Jr. Sub. Perpetual
Bonds4,12,[14]	400,000	408,752
M&T Bank Corp., 3.55% Sr. Unsec.
Nts., 7/26/23	138,000	137,320
Nordea Bank AB, 4.625%
[USSW5+169] Sub. Nts., 9/13/33[3,4]	118,000	116,779
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	237,000	238,144
PNC Financial Services Group, Inc.
(The), 3.15% Sr. Unsec. Nts., 5/19/27	253,000	239,521
Regions Financial Corp., 2.75% Sr.
Unsec. Nts., 8/14/22	187,000	180,463

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Commercial Banks (Continued)
SunTrust Bank (Atlanta GA), 3.30%
Sub. Nts., 5/15/26	$118,000	$111,197
Synovus Financial Corp., 3.125% Sr.
Unsec. Nts., 11/1/22	194,000	186,564
Toronto-Dominion Bank (The), 3.50%
Sr. Unsec. Nts., 7/19/23	268,000	267,629
US Bancorp:
3.10% Sub. Nts., 4/27/26	210,000	198,653
3.15% Sr. Unsec. Nts., 4/27/27	65,000	62,083
US Bank NA (Cincinnati OH), 3.40% Sr.
Unsec. Nts., 7/24/23	386,000	384,562
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec.
Nts., 5/22/28[4]	277,000	265,845
4.75% Sub. Nts., 12/7/46	172,000	171,458
		9,102,014

Consumer Finance—0.5%
American Express Co., 2.50% Sr.
Unsec. Nts., 8/1/22	111,000	106,598
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	209,000	200,960
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	111,000	104,904
Discover Bank:
3.10% Sr. Unsec. Nts., 6/4/20	42,000	41,751
4.65% Sr. Unsec. Nts., 9/13/28	122,000	122,468
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	143,000	136,441
Electricite de France SA, 6.50% Sr.
Unsec. Nts., 1/26/19[3]	259,000	262,090
		975,212

Diversified Financial Services—0.4%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	115,000	114,943
3.80% Sr. Unsec. Nts., 7/15/48	81,000	73,305
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	126,000	122,499
Precision Castparts Corp., 2.50% Sr.
Unsec. Nts., 1/15/23	212,000	204,193
Voya Financial, Inc., 5.65%
[US0003M+358] Jr. Sub. Nts., 5/15/53[4]	325,000	328,364
		843,304

Insurance—1.1%
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[3]	181,000	175,349
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	179,000	173,404
Boardwalk Pipelines LP, 4.95% Sr.
Unsec. Nts., 12/15/24	162,000	164,328
Brighthouse Financial, Inc., 3.70% Sr.
Unsec. Nts., 6/22/27	68,000	60,465
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	255,000	236,437
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	209,000	202,178
Lincoln National Corp., 3.80% Sr.
Unsec. Nts., 3/1/28	207,000	200,109
Manulife Financial Corp., 4.061%
[USISDA05+164.7] Sub. Nts., 2/24/32[4]	208,000	198,572
Marsh & McLennan Cos., Inc., 4.35%
Sr. Unsec. Nts., 1/30/47	113,000	108,258
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	332,000	328,651
Prudential Financial, Inc., 5.20%
[US0003M+304] Jr. Sub. Nts., 3/15/44[4]	256,000	255,040
		2,102,791

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—0.9%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	$281,000	$278,461
3.00% Sr. Unsec. Nts., 6/15/23	274,000	264,015
3.60% Sr. Unsec. Nts., 1/15/28	181,000	169,343
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	176,000	165,588
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	30,000	30,042
5.875% Sr. Unsec. Nts., 2/1/20	125,000	128,230
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	348,000	345,119
Lamar Media Corp., 5.75% Sr. Unsec.
Nts., 2/1/26	325,000	338,192
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	134,000	133,994
		1,852,984

Health Care—3.1%
Biotechnology—0.7%
AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	329,000	327,707
4.25% Sr. Unsec. Nts., 11/14/28	244,000	240,838
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	120,000	117,987
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	82,000	87,207
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	202,000	199,195
5.00% Sr. Unsec. Nts., 8/15/45	41,000	40,835
Gilead Sciences, Inc., 4.75% Sr. Unsec.
Nts., 3/1/46	143,000	147,522
Shire Acquisitions Investments Ireland
DAC, 2.40% Sr. Unsec. Nts., 9/23/21	342,000	330,658
		1,491,949

Health Care Equipment & Supplies—0.4%
Abbott Laboratories, 3.75% Sr. Unsec.
Nts., 11/30/26	300,000	299,575
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	226,000	222,652
3.70% Sr. Unsec. Nts., 6/6/27	268,000	256,685
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[3]	15,000	14,363
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	57,000	60,410
		853,685

Health Care Providers & Services—1.1%
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	303,000	312,286
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	356,000	343,828
5.05% Sr. Unsec. Nts., 3/25/48	308,000	315,873
Fresenius Medical Care US Finance II,
Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	450,000	475,108
Halfmoon Parent, Inc.:
3.75% Sr. Sec. Nts., 7/15/23[3]	255,000	254,306
4.375% Sr. Sec. Nts., 10/15/28[3]	165,000	164,758
UnitedHealth Group, Inc., 2.75% Sr.
Unsec. Nts., 2/15/23	275,000	266,850
		2,133,009

Life Sciences Tools & Services—0.4%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[3]	330,000	324,473
Life Technologies Corp., 6.00% Sr.
Unsec. Nts., 3/1/20	259,000	268,399
Thermo Fisher Scientific, Inc., 4.15% Sr.
Unsec. Nts., 2/1/24	132,000	134,578
		727,450

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals—0.5%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	$348,000	$347,708
Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[3]	335,000	333,060
4.375% Sr. Unsec. Nts., 12/15/28[3]	242,000	237,429
Elanco Animal Health, Inc., 4.90% Sr.
Unsec. Nts., 8/28/28[3]	145,000	147,421
		1,065,618

Industrials—2.3%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr.
Unsec. Nts., 12/15/25[3]	270,000	265,161
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	190,000	178,429
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	335,000	336,107
Northrop Grumman Corp., 4.75% Sr.
Unsec. Nts., 6/1/43	190,000	197,601
United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	82,000	81,938
3.95% Sr. Unsec. Nts., 8/16/25	205,000	204,003
		1,263,239

Air Freight & Couriers—0.1%
CH Robinson Worldwide, Inc., 4.20%
Sr. Unsec. Nts., 4/15/28	169,000	167,082
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	69,000	66,057
		233,139

Building Products—0.3%
Allegion US Holding Co., Inc., 3.55%
Sec. Nts., 10/1/27	284,000	258,556
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	313,000	314,273
		572,829

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr.
Unsec. Nts., 10/15/23[3]	345,000	346,725

Industrial Conglomerates—0.2%
GE Capital International Funding Co.
Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	107,000	101,912
Roper Technologies, Inc., 3.65% Sr.
Unsec. Nts., 9/15/23	330,000	328,127
		430,039

Machinery—0.2%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	40,000	39,626
John Deere Capital Corp., 2.70% Sr.
Unsec. Nts., 1/6/23	152,000	147,703
Nvent Finance Sarl, 4.55% Sr. Unsec.
Nts., 4/15/28[3]	176,000	171,577
		358,906

Professional Services—0.1%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	211,000	210,859

Road & Rail—0.3%
Penske Truck Leasing Co. LP/PTL
Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[3]	284,000	264,690
Ryder System, Inc.:
3.50% Sr. Unsec. Nts., 6/1/21	79,000	78,975
3.75% Sr. Unsec. Nts., 6/9/23	335,000	334,529
		678,194

	Principal Amount	Value
Trading Companies & Distributors—0.3%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	$108,000	$101,056
3.625% Sr. Unsec. Nts., 4/1/27	112,000	103,553
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	285,000	262,287
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	178,000	173,105
		640,001

Information Technology—2.1%
Communications Equipment—0.1%
Motorola Solutions, Inc., 4.60% Sr.
Unsec. Nts., 2/23/28	256,000	250,639

Electronic Equipment, Instruments, & Components—0.3%
Arrow Electronics, Inc., 3.875% Sr.
Unsec. Nts., 1/12/28	248,000	231,339
CDW LLC/CDW Finance Corp., 5.50%
Sr. Unsec. Nts., 12/1/24	58,000	60,320
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	271,000	265,416
		557,075

IT Services—0.5%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	261,000	258,917
4.75% Sr. Unsec. Nts., 4/15/27	254,000	260,316
Fidelity National Information Services,
Inc., 4.25% Sr. Unsec. Nts., 5/15/28	171,000	171,575
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	189,000	184,927
5.25% Sr. Unsec. Nts., 4/1/25	105,000	107,363
		983,098

Semiconductors & Semiconductor Equipment—0.2%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	99,000	92,330
Microchip Technology, Inc., 3.922% Sr.
Sec. Nts., 6/1/21[3]	335,000	333,223
		425,553

Software—0.7%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	104,000	104,659
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[3]	283,000	287,369
6.02% Sr. Sec. Nts., 6/15/26[3]	213,000	227,175
Open Text Corp., 5.625% Sr. Unsec.
Nts., 1/15/23[3]	174,000	177,480
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	214,000	204,377
2.95% Sr. Unsec. Nts., 5/15/25	211,000	202,466
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	108,000	105,918
3.90% Sr. Unsec. Nts., 8/21/27	170,000	161,032
		1,470,476

Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	207,000	215,415
Hewlett Packard Enterprise Co., 3.60%
Sr. Unsec. Nts., 10/15/20	342,000	343,775
		559,190

Materials—1.8%
Chemicals—0.7%
LyondellBasell Industries NV, 5.00% Sr.
Unsec. Nts., 4/15/19	255,000	256,297
Nutrien Ltd., 3.375% Sr. Unsec. Nts., 3/15/25	294,000	279,056
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	308,000	320,329

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Chemicals (Continued)
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	$304,000	$299,194
3.75% Sr. Unsec. Nts., 3/15/27	96,000	91,341
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[3]	254,000	256,058
		1,502,275

Construction Materials—0.2%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[3]	209,000	203,033
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	171,000	156,995
		360,028

Containers & Packaging—0.5%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	150,000	137,903
4.80% Sr. Unsec. Nts., 6/15/44	142,000	138,248
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	111,335
4.50% Sr. Unsec. Nts., 11/1/23	253,000	260,261
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	290,000	279,487
		927,234

Metals & Mining—0.3%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[3]	86,000	81,941
4.00% Sr. Unsec. Nts., 9/11/27[3]	140,000	129,161
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	305,000	331,832
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	96,000	99,818
		642,752

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[3]	65,000	65,346
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	199,000	199,000
		264,346

Telecommunication Services—1.6%
Diversified Telecommunication Services—1.3%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30[3]	331,000	318,804
4.35% Sr. Unsec. Nts., 6/15/45	189,000	163,177
4.50% Sr. Unsec. Nts., 3/9/48	142,000	124,176
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	284,000	404,198
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[3]	160,000	159,728
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[3]	322,000	313,950
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	98,000	94,313
5.213% Sr. Unsec. Nts., 3/8/47	123,000	119,744
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	125,000	151,035
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	317,000	332,913
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	140,000	125,780
4.522% Sr. Unsec. Nts., 9/15/48	196,000	187,248
5.15% Sr. Unsec. Nts., 9/15/23	85,000	91,010
		2,586,076
	Principal Amount	Value
Wireless Telecommunication Services—0.3%
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	$332,000	$328,588

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Vodafone Group plc: (Continued) 4.375% Sr. Unsec. Nts., 5/30/28	$168,000	$165,751
6.15% Sr. Unsec. Nts., 2/27/37	103,000	113,940
		608,279

Utilities—2.0%
Electric Utilities—1.5%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[3]	172,000	171,142
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	176,000	163,902
3.75% Sr. Unsec. Nts., 9/1/46	162,000	142,726
Edison International:
2.125% Sr. Unsec. Nts., 4/15/20	131,000	128,488
2.95% Sr. Unsec. Nts., 3/15/23	207,000	198,536
EDP Finance BV, 3.625% Sr. Unsec.
Nts., 7/15/24[3]	231,000	221,027
Electricite de France SA, 4.50% Sr.
Unsec. Nts., 9/21/28[3]	169,000	166,582
Emera US Finance LP, 2.15% Sr. Unsec.
Nts., 6/15/19	284,000	282,214
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	165,000	160,452
4.45% Sr. Unsec. Nts., 4/15/46	87,000	84,536
FirstEnergy Corp., 3.90% Sr. Unsec.
Nts., 7/15/27	184,000	179,225
Indiana Michigan Power Co., 4.25% Sr.
Unsec. Nts., 8/15/48	79,000	78,024
ITC Holdings Corp., 5.30% Sr. Unsec.
Nts., 7/1/43	81,000	88,960
Mid-Atlantic Interstate Transmission
LLC, 4.10% Sr. Unsec. Nts., 5/15/28[3]	171,000	169,691
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[3]	29,000	28,529
Pennsylvania Electric Co., 5.20% Sr.
Unsec. Nts., 4/1/20	88,000	90,046
PPL WEM Ltd./Western Power
Distribution Ltd., 5.375% Sr. Unsec.
Unsub. Nts., 5/1/21[3]	317,000	328,549
Southern Co. Gas Capital Corp., 4.40%
Sr. Unsec. Nts., 5/30/47	115,000	109,787
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	187,000	185,356
		2,977,772

Multi-Utilities—0.5%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	179,000	178,807
CenterPoint Energy Resources Corp., 4.50% Sr. Unsec. Nts., 1/15/21	122,000	124,235
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	285,000	281,411
4.90% Sr. Unsec. Nts., 8/1/41	123,000	126,453
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	303,000	297,985
		1,008,891
Total Non-Convertible Corporate Bonds and
Notes (Cost $68,049,461)		67,055,761

	Shares
Investment Company—2.7%
Oppenheimer Institutional Government
Money Market Fund, Cl. E, 1.95%[15,16] (Cost $5,367,607)	5,367,607	5,367,607
Total Investments, at Value (Cost $218,390,106)	113.4%	228,358,775
Net Other Assets (Liabilities)	(13.4)	(27,067,702)
Net Assets	100.0%	$201,291,073

13        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,246,955 or 14.53% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline.

Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,638,506 or 0.81% of the Fund’s net assets at period end.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $40,016 or 0.02% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $141,076. See Note 6 of the accompanying Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $323,572 or 0.16% of the Fund’s net assets at period end.

14. Restricted security. The aggregate value of restricted securities at period end was $408,752, which represents 0.20% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr.
Sub. Perpetual Bonds	6/20/14-6/24/14	$448,440	$408,752	$(39,688)

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2017	Additions	Reductions	September 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$5,367,607	$65,968	$—	$—

Futures Contracts as of September 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	12/19/18	19	USD	2,680	$2,669,500	$ (10,595)
United States Treasury Nts., 10 yr.	Sell	12/19/18	55	USD	6,619	6,532,969	86,171
United States Treasury Nts., 2 yr.	Sell	12/31/18	323	USD	68,242	68,067,203	174,874
United States Treasury Nts., 5 yr.	Sell	12/31/18	56	USD	6,345	6,298,688	45,845
United States Ultra Bonds	Buy	12/19/18	58	USD	9,281	8,948,312	(332,373)

							$ (36,078)

Glossary:
Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

14        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$13,528,279	$—	$—	$13,528,279
Consumer Staples	2,158,162	675,550	—	2,833,712
Energy	2,797,783	—	—	2,797,783
Financials	12,616,877	—	—	12,616,877
Health Care	11,308,458	—	—	11,308,458
Industrials	9,148,933	—	—	9,148,933
Information Technology	15,062,538	—	—	15,062,538
Materials	2,014,851	—	—	2,014,851
Telecommunication Services	2,232,834	—	—	2,232,834
Utilities	2,761,391	676,427	—	3,437,818
Asset-Backed Securities	—	22,054,254	—	22,054,254
Mortgage-Backed Obligations	—	58,350,660	—	58,350,660
U.S. Government Obligation	—	548,410	—	548,410
Non-Convertible Corporate Bonds and Notes	—	67,055,761	—	67,055,761
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	78,997,713	149,361,062	—	228,358,775
Other Financial Instruments:
Futures contracts	306,890	—	—	306,890

Total Assets	$79,304,603	$149,361,062	$—	$228,665,665

Liabilities Table
Other Financial Instruments:
Futures contracts	$(342,968)	$—	$—	$(342,968)

Total Liabilities	$(342,968)	$—	$—	$(342,968)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$128,201	$(128,201)

Total Assets	$128,201	$(128,201)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated

16    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

4. Investments and Risks (Continued)

Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$41,163,826
Sold securities	7,501,020

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

    At period end, the Fund pledged $32,785 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked

17    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $10,113,627 and $59,758,906 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $62,500 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

19    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

    At period end, the Fund had no purchased swaption contracts outstanding.

    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

    During the reporting period, the Fund had an ending monthly average market value of $1,542 and $693 on purchased and written swaptions, respectively.

    At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or

20    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

21    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Shares	Value

Common Stocks—99.4%

Consumer Discretionary—30.9%

Entertainment—1.6%

Activision Blizzard, Inc.	154,243	$12,831,475

Hotels, Restaurants & Leisure—3.3%

Cedar Fair LP1	247,924	12,911,882

Starbucks Corp.	235,240	13,371,041

		26,282,923

Interactive Media & Services—9.7%

Alphabet, Inc., Cl. C2	30,768	36,720,685

Facebook, Inc., Cl. A2	231,698	38,105,053

Snap, Inc., Cl. A2	171,949	1,458,128

		76,283,866

Internet & Catalog Retail—9.3%

Amazon.com, Inc.[2]	24,544	49,161,632

Booking Holdings, Inc.[2]	7,198	14,280,832

eBay, Inc.[2]	289,580	9,561,932

		73,004,396

Media—0.4%

Comcast Corp., Cl. A	82,057	2,905,638

Specialty Retail—6.6%

AutoNation, Inc.[2]	227,050	9,433,928

AutoZone, Inc.[2]	15,663	12,149,789

CarMax, Inc.[2]	110,260	8,233,114

Lowe’s Cos., Inc.	192,460	22,098,257

		51,915,088

Consumer Staples—2.7%

Food Products—1.1%

Kraft Heinz Co. (The)	73,525	4,051,963

Mondelez International, Inc., Cl. A	100,958	4,337,155

		8,389,118

Household Products—0.7%

Spectrum Brands Holdings, Inc.	77,308	5,776,454

Tobacco—0.9%

British American Tobacco plc	143,240	6,687,334

Energy—2.2%

Oil, Gas & Consumable Fuels—2.2%

Husky Energy, Inc.	379,591	6,665,214

Magellan Midstream Partners LP1	156,814	10,619,444

		17,284,658

Financials—5.5%

Capital Markets—4.5%

Charles Schwab Corp. (The)	340,533	16,737,197

CME Group, Inc., Cl. A	36,555	6,222,027

Intercontinental Exchange, Inc.	166,343	12,457,427

		35,416,651

Diversified Financial Services—1.0%

Berkshire Hathaway, Inc., Cl. B2	37,045	7,931,705

Health Care—13.5%

Biotechnology—5.8%

Biogen, Inc.[2]	33,100	11,694,561

Celgene Corp.[2]	102,394	9,163,239

Exact Sciences Corp.[2]	55,680	4,394,266

Galapagos NV2	26,338	2,978,866

Gilead Sciences, Inc.	102,740	7,932,555

Vertex Pharmaceuticals, Inc.[2]	48,840	9,413,422

		45,576,909

Health Care Equipment & Supplies—1.3%

Intuitive Surgical, Inc.[2]	18,053	10,362,422

Health Care Providers & Services—4.5%

Laboratory Corp. of America Holdings[2]	69,445	12,061,208

UnitedHealth Group, Inc.	87,380	23,246,575

		35,307,783

	Shares	Value

Health Care Technology—0.7%

Cerner Corp.[2]	86,380	$5,563,736

Pharmaceuticals—1.2%

Allergan plc	50,840	9,684,003

Industrials—10.7%

Aerospace & Defense—2.2%

Lockheed Martin Corp.	18,100	6,261,876

Spirit AeroSystems Holdings, Inc., Cl. A	119,240	10,930,731

		17,192,607

Airlines—1.6%

Spirit Airlines, Inc.[2]	269,850	12,674,854

Commercial Services & Supplies—1.8%

Johnson Controls International plc	73,270	2,564,450

KAR Auction Services, Inc.	193,990	11,579,263

		14,143,713

Machinery—2.4%

Deere & Co.	43,463	6,533,793

Stanley Black & Decker, Inc.	36,290	5,314,308

Wabtec Corp.	67,940	7,125,547

		18,973,648

Road & Rail—2.0%

Canadian National Railway Co.	70,430	6,324,614

Union Pacific Corp.	58,280	9,489,732

		15,814,346

Trading Companies & Distributors—0.7%

Fastenal Co.	90,685	5,261,544

Information Technology—31.0%

Communications Equipment—0.7%

Motorola Solutions, Inc.	42,100	5,478,894

IT Services—6.5%

First Data Corp., Cl. A2	298,940	7,315,061

Mastercard, Inc., Cl. A	183,518	40,852,942

PayPal Holdings, Inc.[2]	30,145	2,647,937

		50,815,940

Semiconductors & Semiconductor Equipment—4.9%

Applied Materials, Inc.	212,350	8,207,328

Broadcom, Inc.	31,600	7,796,668

NVIDIA Corp.	39,720	11,162,114

Texas Instruments, Inc.	109,438	11,741,603

		38,907,713

Software—12.5%

Microsoft Corp.	470,233	53,780,548

Oracle Corp.	49,760	2,565,626

Red Hat, Inc.[2]	42,930	5,850,500

salesforce.com, Inc.[2]	140,000	22,264,200

ServiceNow, Inc.[2]	70,950	13,879,949

		98,340,823

Technology Hardware, Storage & Peripherals—6.4%

Apple, Inc.	224,613	50,704,139

Materials—1.6%

Chemicals—0.5%

Albemarle Corp.	40,093	4,000,479

Metals & Mining—1.1%

Compass Minerals International, Inc.	122,458	8,229,178

Utilities—1.3%

Gas Utilities—1.3%

AmeriGas Partners LP1	265,380	10,485,164

Total Common Stocks (Cost $518,975,496)		782,227,201

Total Investments, at Value (Cost $518,975,496)	99.4%	782,227,201

Net Other Assets (Liabilities)	0.6	4,471,402

Net Assets	100.0%	$786,698,603

1                OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	—	88,912,511	88,912,511	—

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$—	$41,985	$—	$—

2                OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

3                OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$243,223,386	$—	$—	$243,223,386
Consumer Staples	14,165,572	6,687,334	—	20,852,906
Energy	17,284,658	—	—	17,284,658
Financials	43,348,356	—	—	43,348,356
Health Care	103,515,987	2,978,866	—	106,494,853
Industrials	84,060,712	—	—	84,060,712
Information Technology	244,247,509	—	—	244,247,509
Materials	12,229,657	—	—	12,229,657
Utilities	10,485,164	—	—	10,485,164

Total Assets	$772,561,001	$9,666,200	$—	$782,227,201

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the

4                OPPENHEIMER CAPITAL APPRECIATION FUND/VA

4. Investments and Risks (Continued)

company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

5                OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—16.8%
Auto Loan—10.2%
American Credit Acceptance Receivables Trust:
Series 2015-3,Cl. D, 5.86%, 7/12/22[1]	$125,000	$126,234
Series 2016-4,Cl. B, 2.11%, 2/12/21[1]	5,630	5,628
Series 2017-3,Cl. B, 2.25%, 1/11/21[1]	65,000	64,926
Series 2017-4,Cl. B, 2.61%, 5/10/21[1]	64,000	63,928
Series 2017-4,Cl. C, 2.94%, 1/10/24[1]	183,000	182,029
Series 2017-4,Cl. D, 3.57%, 1/10/24[1]	227,000	224,622
Series 2018-2,Cl. B, 3.46%, 8/10/22[1]	255,000	254,847
Series 2018-2,Cl. C, 3.70%, 7/10/24[1]	255,000	254,524
Series 2018-3,Cl. A, 2.92%, 8/12/21[1]	130,000	130,017
Series 2018-3,Cl. B, 3.49%, 6/13/22[1]	80,000	80,051
AmeriCredit Automobile Receivables Trust:
Series 2015-2,Cl. D, 3.00%, 6/8/21	200,000	200,024
Series 2017-2,Cl. D, 3.42%, 4/18/23	300,000	298,294
Series 2017-4,Cl. D, 3.08%, 12/18/23	130,000	127,412
Cabela’s Credit Card Master Note Trust, Series 2015-2, Cl. A2, 2.828% [US0001M+67], 7/17/23[2]	520,000	523,834
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	40,000	39,570
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	3,985	3,982
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	99,790
Series 2015-3,Cl. D, 3.27%, 3/15/22	295,000	294,612
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	184,125
Series 2017-1,Cl. D, 3.43%, 7/17/23	230,000	228,283
Series 2017-4,Cl. D, 3.30%, 5/15/24	100,000	98,130
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	72,385	71,907
CPS Auto Receivables Trust:
Series 2017-C,Cl. A, 1.78%, 9/15/20[1]	24,868	24,809
Series 2017-C,Cl. B, 2.30%, 7/15/21[1]	100,000	99,428
Series 2017-D,Cl. B, 2.43%, 1/18/22[1]	170,000	168,340
Series 2018-A,Cl. B, 2.77%, 4/18/22[1]	125,000	123,889
Series 2018-B,Cl. B, 3.23%, 7/15/22[1]	150,000	149,422
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	30,000	29,936
Credit Acceptance Auto Loan Trust:
Series 2017-3A,Cl. C, 3.48%, 10/15/26[1]	205,000	201,762
Series 2018-1A,Cl. B, 3.60%, 4/15/27[1]	125,000	124,011
Series 2018-1A,Cl. C, 3.77%, 6/15/27[1]	180,000	177,801
Series 2018-2A,Cl. C, 4.16%, 9/15/27[1]	105,000	105,137
Drive Auto Receivables Trust:
Series 2015-BA,Cl. D, 3.84%, 7/15/21[1]	18,208	18,290
Series 2016-CA,Cl. D, 4.18%, 3/15/24[1]	160,000	161,668
Series 2017-3,Cl. C, 2.80%, 7/15/22	115,000	114,721
Series 2017-AA,Cl. C, 2.98%, 1/18/22[1]	165,000	164,879
Series 2017-BA,Cl. D, 3.72%, 10/17/22[1]	215,000	215,845
Series 2018-1,Cl. D, 3.81%, 5/15/24	180,000	179,362
Series 2018-2,Cl. D, 4.14%, 8/15/24	295,000	296,342
Series 2018-3,Cl. D, 4.30%, 9/16/24	200,000	201,744
Series 2018-4,Cl. B, 3.36%, 10/17/22	130,000	130,083
DT Auto Owner Trust:
Series 2015-2A,Cl. D, 4.25%, 2/15/22[1]	33,037	33,229
Series 2016-4A,Cl. E, 6.49%, 9/15/23[1]	120,000	123,222
Series 2017-1A,Cl. C, 2.70%, 11/15/22[1]	90,000	89,845
Series 2017-1A,Cl. D, 3.55%, 11/15/22[1]	125,000	124,948
Series 2017-1A,Cl. E, 5.79%, 2/15/24[1]	150,000	152,091
Series 2017-2A,Cl. D, 3.89%, 1/15/23[1]	175,000	175,399
Series 2017-3A,Cl. B, 2.40%, 5/17/21[1]	170,000	169,557
Series 2017-3A,Cl. E, 5.60%, 8/15/24[1]	155,000	157,217
Series 2017-4A,Cl. D, 3.47%, 7/17/23[1]	190,000	189,249
Series 2017-4A,Cl. E, 5.15%, 11/15/24[1]	135,000	135,732
Series 2018-1A,Cl. B, 3.04%, 1/18/22[1]	145,000	144,706
Series 2018-2A,Cl. B, 3.43%, 5/16/22[1]	80,000	79,924

	Principal Amount	Value
Auto Loan (Continued)
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	$140,000	$139,157
Flagship Credit Auto Trust:
Series 2014-1,Cl. D, 4.83%, 6/15/20[1]	20,000	20,053
Series 2016-1,Cl. C, 6.22%, 6/15/22[1]	345,000	357,056
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	261,869	260,889
GM Financial Automobile Leasing Trust:
Series 2017-3,Cl. C, 2.73%, 9/20/21	120,000	118,599
Series 2018-2,Cl. C, 3.50%, 4/20/22	135,000	134,702
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1,Cl. C, 3.766%
[LIBOR01M+155], 6/27/22[1,2]	60,000	60,214
Series 2017-1,Cl. D, 4.516%
[LIBOR01M+230], 6/27/22[1,2]	70,000	70,083
Series 2018-1,Cl. A, 2.798%
[LIBOR01M+63], 9/25/23[1,2]	110,000	110,140
Series 2018-1,Cl. B, 2.968%
[LIBOR01M+80], 9/25/23[1,2]	50,000	50,025
Santander Drive Auto Receivables Trust:
Series 2016-2,Cl. D, 3.39%, 4/15/22	120,000	120,095
Series 2017-1,Cl. D, 3.17%, 4/17/23	160,000	159,082
Series 2017-1,Cl. E, 5.05%, 7/15/24[1]	355,000	363,860
Series 2017-2,Cl. D, 3.49%, 7/17/23	70,000	69,828
Series 2017-3,Cl. D, 3.20%, 11/15/23	280,000	277,370
Series 2018-1,Cl. D, 3.32%, 3/15/24	100,000	98,089
Series 2018-2,Cl. D, 3.88%, 2/15/24	165,000	163,836
Series 2018-3,Cl. C, 3.51%, 8/15/23	415,000	414,106
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	180,000	178,015
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	160,000	159,448
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	255,000	253,718
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	67,618	67,374
Westlake Automobile Receivables Trust:
Series 2016-1A,Cl. E, 6.52%, 6/15/22[1]	260,000	264,253
Series 2017-2A,Cl. E, 4.63%, 7/15/24[1]	305,000	305,951
Series 2018-1A,Cl. C, 2.92%, 5/15/23[1]	145,000	143,743
Series 2018-1A,Cl. D, 3.41%, 5/15/23[1]	160,000	158,819
Series 2018-3A,Cl. B, 3.32%, 10/16/23[1]	245,000	244,625

		12,582,487
Credit Card—5.7%
Cabela’s Credit Card Master Note Trust:
Series 2015-1A,Cl. A2, 2.698%
[US0001M+54], 3/15/23[2]	495,000	497,392
Series 2015-2,Cl. A1, 2.25%, 7/17/23	570,000	561,346
Series 2016-1,Cl. A1, 1.78%, 6/15/22	655,000	650,200
Series 2016-1,Cl. A2, 3.008%
[US0001M+85], 6/15/22[2]	235,000	236,170
Citibank Credit Card Issuance Trust:
Series 2014-A6,Cl. A6, 2.15%, 7/15/21	30,000	29,856
Series 2017-A9,Cl. A9, 1.80%, 9/20/21	290,000	287,190
Evergreen Credit Card Trust, Series 2018-2, Cl. A, 2.508% [US0001M+35], 7/15/22[1,2]	385,000	385,837
GE Capital Credit Card Master Note Trust:
Series 2012-7,Cl. A, 1.76%, 9/15/22	210,000	207,744
Series 2012-7,Cl. B, 2.21%, 9/15/22	185,000	183,430
Synchrony Credit Card Master Note Trust, Series 2015-1, Cl. A, 2.37%, 3/15/23	610,000	603,948
World Financial Network Credit Card Master Trust:
Series 2012-D,Cl. A, 2.15%, 4/17/23	585,000	582,002
Series 2016-C,Cl. A, 1.72%, 8/15/23	625,000	617,128
Series 2017-A,Cl. A, 2.12%, 3/15/24	485,000	476,795
Series 2017-B,Cl. A, 1.98%, 6/15/23	575,000	570,979
Series 2017-C,Cl. A, 2.31%, 8/15/24	395,000	387,651
Series 2018-A,Cl. A, 3.07%, 12/16/24	495,000	492,114

1        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Credit Card (Continued)
World Financial Network Credit Card Master Trust: (Continued)
Series 2018-B,Cl. A, 3.46%, 7/15/25	$230,000	$229,936

		6,999,718
Equipment—0.6%
CCG Receivables Trust:
Series 2017-1,Cl. B, 2.75%, 11/14/23[1]	230,000	226,196
Series 2018-1,Cl. B, 3.09%, 6/16/25[1]	85,000	83,861
Series 2018-1,Cl. C, 3.42%, 6/16/25[1]	20,000	19,721
Series 2018-2,Cl. C, 3.87%, 12/15/25[1]	60,000	59,667
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	65,000	63,298
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	80,000	79,977
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	11,179	11,127
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	180,000	177,472

		721,319
Loans: Other—0.3%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Cl. M2, 2.906% [US0001M+69], 7/25/35[2]	113,860	114,362
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	70,000	68,981
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	161,544	159,626

		342,969

Total Asset-Backed Securities (Cost $20,717,911)		20,646,493

Mortgage-Backed Obligations—45.1%
Government Agency—28.7%
FHLMC/FNMA/FHLB/Sponsored—25.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	3,274	3,467
5.50%, 9/1/39	215,573	230,065
6.00%, 10/1/22-10/1/29	306,951	336,759
6.50%, 7/1/28-4/1/34	102,773	113,780
7.00%, 10/1/31-10/1/37	82,795	89,999
9.00%, 8/1/22-5/1/25	4,771	5,066
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	278	280
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 69.226%, 9/1/29[3]	4,137	883
Series 206,Cl. IO, 0.00%, 12/15/29[3,4]	75,222	17,655
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	48,040	8,160
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	235,369	229,570
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC02, Cl. X1, 0.00%, 3/25/24[3,4]	4,574,000	89,157
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[5]	22,411	20,516
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	855	878
Series 1674,Cl. Z, 6.75%, 2/15/24	6,334	6,670
Series 2034,Cl. Z, 6.50%, 2/15/28	1,219	1,307
Series 2042,Cl. N, 6.50%, 3/15/28	2,722	2,895
Series 2043,Cl. ZP, 6.50%, 4/15/28	155,014	169,161
Series 2046,Cl. G, 6.50%, 4/15/28	6,198	6,769
Series 2053,Cl. Z, 6.50%, 4/15/28	1,431	1,564
Series 2066,Cl. Z, 6.50%, 6/15/28	150,642	166,906
Series 2195,Cl. LH, 6.50%, 10/15/29	121,708	131,550

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2220,Cl. PD, 8.00%, 3/15/30	$912	$1,033
Series 2326,Cl. ZP, 6.50%, 6/15/31	33,941	36,259
Series 2461,Cl. PZ, 6.50%, 6/15/32	134,036	144,153
Series 2470,Cl. LF, 3.158%
[LIBOR01M+100], 2/15/32[2]	1,122	1,148
Series 2635,Cl. AG, 3.50%, 5/15/32	21,461	21,185
Series 2770,Cl. TW, 4.50%, 3/15/19	597	598
Series 3010,Cl. WB, 4.50%, 7/15/20	3,456	3,483
Series 3025,Cl. SJ, 16.836% [-3.667 x
LIBOR01M+2,475], 8/15/35[2]	11,583	16,123
Series 3030,Cl. FL, 2.558%
[LIBOR01M+40], 9/15/35[2]	1,754	1,763
Series 3645,Cl. EH, 3.00%, 12/15/20	8,854	8,847
Series 3815,Cl. BD, 3.00%, 10/15/20	72	72
Series 3822,Cl. JA, 5.00%, 6/15/40	2,071	2,117
Series 3848,Cl. WL, 4.00%, 4/15/40	13,728	13,776
Series 3857,Cl. GL, 3.00%, 5/15/40	3,327	3,322
Series 4221,Cl. HJ, 1.50%, 7/15/23	56,586	55,069
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[3]	835	79
Series 2079,Cl. S, 99.999%, 7/17/28[3]	1,549	177
Series 2130,Cl. SC, 99.999%, 3/15/29[3]	53,795	6,521
Series 2526,Cl. SE, 69.029%, 6/15/29[3]	1,999	278
Series 2796,Cl. SD, 99.999%, 7/15/26[3]	99,696	11,161
Series 2920,Cl. S, 37.53%, 1/15/35[3]	431,361	53,597
Series 2922,Cl. SE, 20.182%, 2/15/35[3]	49,821	5,846
Series 2981,Cl. AS, 1.66%, 5/15/35[3]	63,424	6,222
Series 3004,Cl. SB, 0.00%, 7/15/35[3,4]	18,494	1,668
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	9,984	1,456
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	7,493	582
Series 3450,Cl. BI, 10.197%, 5/15/38[3]	249,734	31,701
Series 3606,Cl. SN, 12.779%, 12/15/39[3]	66,042	7,521
Series 4057,Cl. QI, 5.314%, 6/15/27[3]	468,917	39,046
Series 4818,Cl. BI, 2.733%, 3/15/45[3]	168,688	31,527
Federal National Mortgage Assn.:
2.50%, 10/1/48[6]	1,795,000	1,732,070
3.00%, 10/1/33-10/1/48[6]	3,950,000	3,826,195
3.50%, 10/1/33-10/1/48[6]	6,255,000	6,205,476
4.00%, 10/1/33-10/1/48[6]	4,130,000	4,184,483
4.50%, 10/1/48[6]	7,435,000	7,671,120
5.00%, 10/1/48[6]	3,040,000	3,191,762
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	1,345	1,388
5.50%, 2/1/35-5/1/36	101,216	109,458
6.50%, 10/1/19-1/1/34	6,520	7,161
7.00%, 1/1/30-12/1/32	14,811	16,711
7.50%, 1/1/33	2,960	3,367
8.50%, 7/1/32	3,454	3,504
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[3]	1,230	151
Series 222,Cl. 2, 99.999%, 6/25/23[3]	135,389	15,798
Series 252,Cl. 2, 0.00%, 11/25/23[3,4]	117,572	15,714
Series 294,Cl. 2, 99.999%, 2/25/28[3]	18,470	3,982
Series 301,Cl. 2, 21.092%, 4/25/29[3]	1,501	310
Series 303,Cl. IO, 59.762%, 11/25/29[3]	33,081	7,651
Series 320,Cl. 2, 60.972%, 4/25/32[3]	132,073	32,042
Series 321,Cl. 2, 22.715%, 4/25/32[3]	332,078	78,589
Series 324,Cl. 2, 11.173%, 7/25/32[3]	3,325	804
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	4,649	833
Series 331,Cl. 9, 24.489%, 2/25/33[3]	106,822	21,232
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	7,642	1,618
Series 334,Cl. 17, 38.587%, 2/25/33[3]	66,740	15,963
Series 339,Cl. 12, 0.00%, 6/25/33[3,4]	107,570	21,033
Series 339,Cl. 7, 0.00%, 11/25/33[3,4]	224,743	49,653
Series 343,Cl. 13, 0.00%, 9/25/33[3,4]	113,623	20,865

2        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 343,Cl. 18, 0.00%, 5/25/34[3,4]	$27,122	$6,476
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	81,435	18,716
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	35,248	8,596
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	61,403	12,108
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	43,318	8,939
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	21,264	4,683
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	83,559	17,263
Series 364,Cl. 15, 0.00%, 9/25/35[3,4]	4,505	880
Series 364,Cl. 16, 0.00%, 9/25/35[3,4]	92,507	18,762
Series 365,Cl. 16, 0.00%, 3/25/36[3,4]	116,831	23,998
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	94,695	99,609
Series 1998-58,Cl. PC, 6.50%, 10/25/28	85,127	91,652
Series 1998-61,Cl. PL, 6.00%, 11/25/28	41,403	44,414
Series 1999-54,Cl. LH, 6.50%, 11/25/29	69,402	74,690
Series 2001-51,Cl. OD, 6.50%, 10/25/31	4,419	4,650
Series 2001-74,Cl. QE, 6.00%, 12/25/31	99,244	107,350
Series 2003-28,Cl. KG, 5.50%, 4/25/23	263,568	273,477
Series 2004-25,Cl. PC, 5.50%, 1/25/34	533	534
Series 2005-73,Cl. DF, 2.466%
[LIBOR01M+25], 8/25/35[2]	2,165	2,173
Series 2006-11,Cl. PS, 16.442% [-3.667
x LIBOR01M+2,456.67], 3/25/36[2]	63,829	89,229
Series 2006-46,Cl. SW, 16.075%
[-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	42,914	57,874
Series 2006-50,Cl. KS, 16.075% [-3.667
x LIBOR01M+2,420], 6/25/36[2]	55,965	77,005
Series 2008-75,Cl. DB, 4.50%, 9/25/23	761	760
Series 2009-113,Cl. DB, 3.00%, 12/25/20	6,975	6,964
Series 2009-36,Cl. FA, 3.156%
[LIBOR01M+94], 6/25/37[2]	29,521	30,209
Series 2009-70,Cl. TL, 4.00%, 8/25/19	203	203
Series 2010-43,Cl. KG, 3.00%, 1/25/21	3,816	3,813
Series 2011-3,Cl. EL, 3.00%, 5/25/20	7,233	7,220
Series 2011-38,Cl. AH, 2.75%, 5/25/20	8	8
Series 2011-82,Cl. AD, 4.00%, 8/25/26	12,600	12,600
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 20.347%, 11/18/31[3]	4,094	662
Series 2001-63,Cl. SD, 45.634%, 12/18/31[3]	1,373	195
Series 2001-65,Cl. S, 32.504%, 11/25/31[3]	102,728	18,634
Series 2001-68,Cl. SC, 46.438%, 11/25/31[3]	987	151
Series 2001-81,Cl. S, 32.804%, 1/25/32[3]	30,703	4,959
Series 2002-28,Cl. SA, 36.439%, 4/25/32[3]	967	157
Series 2002-38,Cl. SO, 82.399%, 4/25/32[3]	2,932	390
Series 2002-39,Cl. SD, 59.431%, 3/18/32[3]	1,939	335
Series 2002-47,Cl. NS, 37.197%, 4/25/32[3]	96,211	16,240
Series 2002-48,Cl. S, 40.08%, 7/25/32[3]	1,525	265
Series 2002-51,Cl. S, 36.081%, 8/25/32[3]	88,322	14,908
Series 2002-52,Cl. SD, 81.422%, 9/25/32[3]	136,450	21,787
Series 2002-52,Cl. SL, 36.338%, 9/25/32[3]	999	169
Series 2002-53,Cl. SK, 80.701%, 4/25/32[3]	6,755	1,197

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-56,Cl. SN, 37.095%, 7/25/32[3]	$2,080	$361
Series 2002-60,Cl. SM, 16.822%, 8/25/32[3]	12,785	1,631
Series 2002-7,Cl. SK, 23.211%, 1/25/32[3]	6,032	831
Series 2002-77,Cl. BS, 24.674%, 12/18/32[3]	8,900	1,428
Series 2002-77,Cl. IS, 55.784%, 12/18/32[3]	4,995	831
Series 2002-77,Cl. SH, 34.201%, 12/18/32[3]	42,262	6,311
Series 2002-84,Cl. SA, 28.545%, 12/25/32[3]	98,839	15,320
Series 2002-9,Cl. MS, 29.695%, 3/25/32[3]	1,580	276
Series 2002-90,Cl. SN, 17.091%, 8/25/32[3]	6,577	839
Series 2002-90,Cl. SY, 23.374%, 9/25/32[3]	4,947	648
Series 2003-26,Cl. DI, 75.344%, 4/25/33[3]	5,030	1,286
Series 2003-33,Cl. SP, 29.384%, 5/25/33[3]	102,435	19,073
Series 2003-4,Cl. S, 22.733%, 2/25/33[3]	63,167	11,217
Series 2004-54,Cl. DS, 99.999%, 11/25/30[3]	90,548	12,093
Series 2005-12,Cl. SC, 30.631%, 3/25/35[3]	22,731	2,989
Series 2005-14,Cl. SE, 36.869%, 3/25/35[3]	72,080	7,345
Series 2005-40,Cl. SA, 99.999%, 5/25/35[3]	206,810	25,110
Series 2005-40,Cl. SB, 64.108%, 5/25/35[3]	9,435	990
Series 2005-52,Cl. JH, 28.276%, 5/25/35[3]	52,312	5,799
Series 2005-93,Cl. SI, 3.145%, 10/25/35[3]	147,921	18,892
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	8,041	620
Series 2009-8,Cl. BS, 99.999%, 2/25/24[3]	1,015	50
Series 2011-96,Cl. SA, 6.399%, 10/25/41[3]	52,249	7,236
Series 2012-121,Cl. IB, 7.776%, 11/25/27[3]	194,907	16,778
Series 2012-134,Cl. SA, 1.88%, 12/25/42[3]	139,078	21,932
Series 2012-40,Cl. PI, 11.329%, 4/25/41[3]	101,640	16,123
Series 2018-16,Cl. NI, 0.00%, 12/25/44[3,4]	87,517	15,006
Series 2018-69,Cl. CI, 22.706%, 10/25/46[3]	190,000	30,761
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[5]	42,847	39,703

		30,844,703
GNMA/Guaranteed—3.6%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	4,254	4,401
Government National Mortgage Assn. II Pool, 3.50%, 10/1/48[6]	4,265,000	4,241,260

3        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[3]	$137,869	$1,443
Series 2007-17,Cl. AI, 49.409%, 4/16/37[3]	55,834	7,186
Series 2011-52,Cl. HS, 21.574%, 4/16/41[3]	368,992	38,754
Series 2017-136,Cl. LI, 5.278%, 9/16/47[3]	349,082	75,630

		4,368,674

Non-Agency—16.4%

Commercial—8.2%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[3]	1,006,269	624
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	28,785	28,926
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.08%, 1/15/51[3]	1,785,806	68,422
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,7,8]	193,359	3,897
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.67%, 11/13/50[3]	749,850	45,165
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.67%, 1/25/36[9]	85,325	81,071
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	92,287	91,254
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	95,000	95,485
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17,Cl. XA, 8.495%, 11/10/46[3]	508,759	17,792
Series 2017-C4,Cl. XA, 13.843%, 10/12/50[3]	2,070,345	147,925
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	16,363	16,114
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	36,505	36,482
Series 2013-CR13,Cl. ASB, 3.706%, 11/10/46	185,000	187,045
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	240,257
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	265,000	266,906
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	65,000	64,910
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	722,008
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	170,000	173,657
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	478,871
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	120,000	119,654
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 23.095%, 12/10/45[3]	2,044,494	108,542
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	151,090	125,745
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.866% [US0001M+65], 11/25/35[2]	117,538	90,488

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust:
Series 2010-K6,Cl. B, 5.542%, 12/25/46[1,9]	$55,000	$56,307
Series 2012-K710,Cl. B, 3.941%, 6/25/47[1,9]	40,000	40,145
Series 2012-K711,Cl. B, 3.693%, 8/25/45[1,9]	15,000	15,022
Series 2012-K711,Cl. C, 3.693%, 8/25/45[1,9]	130,000	129,917
Series 2013-K25,Cl. C, 3.744%, 11/25/45[1,9]	90,000	88,405
Series 2013-K26,Cl. C, 3.721%, 12/25/45[1,9]	60,000	58,224
Series 2013-K27,Cl. C, 3.615%, 1/25/46[1,9]	95,000	91,462
Series 2013-K28,Cl. C, 3.61%, 6/25/46[1,9]	285,000	279,535
Series 2013-K712,Cl. C, 3.473%, 5/25/45[1,9]	70,000	69,845
Series 2013-K713,Cl. C, 3.263%, 4/25/46[1,9]	115,000	114,250
Series 2014-K715,Cl. C, 4.265%, 2/25/46[1,9]	50,000	50,633
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	430,000	430,274
GS Mortgage Securities Trust:
Series 2012-GC6,Cl. A3, 3.482%, 1/10/45	59,774	60,076
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	32,639	32,221
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	45,000	46,805
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	85,000	85,347
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	201,529	194,363
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	126,173	126,015
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	20,000	19,693
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	315,000	311,205
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	309,601
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	39,130
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	44,650	43,993
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	220,000	221,836
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	220,000	214,478
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.919%, 7/25/35[9]	58,730	60,523
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.231%, 7/26/36[1,9]	181,806	184,414
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	75,000	75,837
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	105,000	104,855
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	40,000	40,295
Series 2014-C24,Cl. B, 4.116%, 11/15/47[9]	245,000	245,776
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	200,000	201,899
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	255,000	254,048

4        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value

Commercial (Continued)

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	$70,911	$5
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,8,9]	28,717	20,347
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	87,240	85,819
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	225,000	221,515
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	588,100
Morgan Stanley Capital I Trust:
Series 2011-C1,Cl. A4, 5.033%, 9/15/47[1,9]	63,893	65,776
Series 2011-C2,Cl. A4, 4.661%, 6/15/44[1]	75,000	77,204
Morgan Stanley Capital I, Inc., Interest-Only
Commercial Mtg. Pass-Through Certificates,
Series 2017-HR2, Cl. XA, 12.831%, 12/15/50[3]	683,359	39,460
Morgan Stanley Re-Remic Trust, Series 2012-
R3, Cl. 1B, 3.107%, 11/26/36[1,9]	440,826	414,573
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.528%, 6/26/46[1,9]	62,692	62,581
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.184%, 7/26/45[1,9]	12,299	12,618
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.17%, 11/15/50[3]	1,253,336	80,760
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	305,000	300,013
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.503%, 12/15/50[3]	897,416	58,991
WF-RBS Commercial Mortgage Trust:
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	147,592
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	132,173
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	45,128
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[9]	145,000	148,249

		10,008,573
Multi-Family—0.3%
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 3.166%
[US0001M+95], 5/25/24[2]	82,075	82,232
Series 2017-C04,Cl. 2M1, 3.066%
[US0001M+85], 11/25/29[2]	281,912	282,975

		365,207
Residential—7.9%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	82,050	78,732
Series 2007-C,Cl. 1A4, 3.818%, 5/20/36[9]	32,231	31,225
Series 2014-R7,Cl. 3A1, 3.964%, 3/26/36[1,9]	73,991	74,418
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	53,335	50,524
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 4.73%
[H15T1Y+230], 10/25/35[2]	99,110	100,510
Series 2006-1,Cl. A1, 3.67%
[H15T1Y+225], 2/25/36[2]	123,479	124,840
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	11,257	11,233

	Principal Amount	Value
Residential (Continued)
CHL Mortgage Pass-Through Trust: (Continued)
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	$71,363	$64,324
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	9,513	9,544
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	315,435	319,677
Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 5.216%
[US0001M+300], 7/25/24[2]	302,969	325,093
Series 2016-C03,Cl. 1M1, 4.216%
[US0001M+200], 10/25/28[2]	68,710	69,540
Series 2016-C07,Cl. 2M1, 3.516%
[US0001M+130], 5/25/29[2]	107,056	107,423
Series 2017-C02,Cl. 2M1, 3.366%
[US0001M+115], 9/25/29[2]	373,046	375,422
Series 2017-C03,Cl. 1M1, 3.166%
[US0001M+95], 10/25/29[2]	333,115	335,298
Series 2017-C05,Cl. 1M1, 2.766%
[US0001M+55], 1/25/30[2]	69,640	69,721
Series 2017-C06,Cl. 1M1, 2.966%
[US0001M+75], 2/25/30[2]	117,035	117,296
Series 2017-C07,Cl. 1M1, 2.866%
[US0001M+65], 5/25/30[2]	192,493	192,851
Series 2017-C07,Cl. 1M2, 4.616%
[US0001M+240], 5/25/30[2]	210,000	217,789
Series 2017-C07,Cl. 2M1, 2.866%
[US0001M+65], 5/25/30[2]	216,134	216,254
Series 2018-C01,Cl. 1M1, 2.816%
[US0001M+60], 7/25/30[2]	284,633	285,145
Series 2018-C02,Cl. 2M1, 2.866%
[US0001M+65], 8/25/30[2]	88,831	88,976
Series 2018-C03,Cl. 1M1, 2.896%
[US0001M+68], 10/25/30[2]	279,949	280,549
Series 2018-C04,Cl. 2M1, 2.966%
[US0001M+75], 12/25/30[2]	260,183	260,644
Series 2018-C05,Cl. 1M1, 2.936%
[US0001M+72], 1/25/31[2]	103,357	103,587
GSR Mortgage Loan Trust, Series 2005-AR4,
Cl. 6A1, 4.354%, 7/25/35[9]	51,147	51,588
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.526% [US0001M+31], 7/25/35[2]	23,816	23,792
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.316% [US0001M+10], 8/25/36[2]	45,808	23,944
RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	630	562
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	7,903	7,284
STACR Trust:
Series 2018-DNA2,Cl. M1, 3.016%
[US0001M+80], 12/25/30[1,2]	380,000	381,344
Series 2018-DNA3,Cl. M1, 2.884%
[US0001M+75], 9/25/48[1,2]	70,000	70,168
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.466%
[US0001M+425], 11/25/23[2]	264,049	294,632
Series 2014-DN1,Cl. M2, 4.416%
[US0001M+220], 2/25/24[2]	37,436	38,482
Series 2014-DN1,Cl. M3, 6.716%
[US0001M+450], 2/25/24[2]	210,000	243,038
Series 2014-DN2,Cl. M3, 5.816%
[US0001M+360], 4/25/24[2]	225,000	250,277
Series 2014-HQ2,Cl. M3, 5.966%
[US0001M+375], 9/25/24[2]	335,000	384,641
Series 2015-HQA2,Cl. M2, 5.016%
[US0001M+280], 5/25/28[2]	44,907	46,220

5        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-DNA1,Cl. M2, 5.116% [US0001M+290], 7/25/28[2]	$82,744	$84,790
Series 2016-DNA4,Cl. M1, 3.016% [US0001M+80], 3/25/29[2]	21,730	21,742
Series 2016-DNA4,Cl. M3, 6.016% [US0001M+380], 3/25/29[2]	325,000	366,341
Series 2016-HQA3,Cl. M1, 3.016% [US0001M+80], 3/25/29[2]	143,381	143,519
Series 2016-HQA3,Cl. M3, 6.066% [US0001M+385], 3/25/29[2]	110,000	124,956
Series 2016-HQA4,Cl. M1, 3.016% [US0001M+80], 4/25/29[2]	113,923	114,022
Series 2016-HQA4,Cl. M3, 6.116% [US0001M+390], 4/25/29[2]	320,000	362,267
Series 2017-HQA1,Cl. M1, 3.416% [US0001M+120], 8/25/29[2]	535,040	538,822
Series 2017-HQA2,Cl. M1, 3.016% [US0001M+80], 12/25/29[2]	170,333	170,788
Series 2017-HQA3,Cl. M1, 2.766% [US0001M+55], 4/25/30[2]	457,258	457,376
Series 2018-DNA1,Cl. M1, 2.666% [US0001M+45], 7/25/30[2]	417,547	417,107
Series 2018-DNA1,Cl. M2, 4.016% [US0001M+180], 7/25/30[2]	420,000	417,885
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.848%, 10/25/33[9]	69,040	70,219
Series 2005-AR14,Cl. 1A4, 3.538%, 12/25/35[9]	142,742	144,247
Series 2005-AR16,Cl. 1A1, 3.445%, 12/25/35[9]	61,179	61,493
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 4.676%, 9/25/35[9]	61,961	60,583
Series 2005-AR15,Cl. 1A6, 4.676%, 9/25/35[9]	24,022	23,321
Series 2005-AR4,Cl. 2A2, 4.005%, 4/25/35[9]	137,967	139,305
Series 2006-AR10,Cl. 1A1, 4.263%, 7/25/36[9]	45,728	44,916
Series 2006-AR10,Cl. 5A5, 4.231%, 7/25/36[9]	116,567	118,577
Series 2006-AR2,Cl. 2A3, 3.964%, 3/25/36[9]	53,185	53,936
Series 2006-AR7,Cl. 2A4, 4.323%, 5/25/36[9]	12,074	12,393
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	39,342	39,514
		9,714,706
Total Mortgage-Backed Obligations (Cost $56,598,188)		55,301,863

U.S. Government Obligation—0.2%
United States Treasury Nts., 1.50%, 5/31/19[10,11] (Cost $193,171)	193,000	191,745

Corporate Bonds and Notes—51.1%
Consumer Discretionary—8.7%
Automobiles—2.3%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	285,000	279,956
3.75% Sr. Unsec. Nts., 2/22/28[1]	265,000	259,079
Ford Motor Credit Co. LLC:
3.20% Sr. Unsec. Nts., 1/15/21	191,000	188,261
3.664% Sr. Unsec. Nts., 9/8/24	219,000	205,075
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	78,000	80,139

	Principal Amount	Value
Automobiles (Continued)
General Motors Financial Co., Inc., 4.15% Sr. Unsec. Nts., 6/19/23	$272,000	$271,445
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	323,000	316,635
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[1]	243,000	239,647
4.125% Sr. Unsec. Nts., 6/8/23[1]	315,000	313,022
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[1]	310,000	310,901
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	338,000	334,930
		2,799,090
Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	340,000	326,400
Entertainment—0.2%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	116,000	124,469
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	100,000	87,448
		211,917
Hotels, Restaurants & Leisure—0.6%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	163,000	164,019
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	287,000	282,344
Starbucks Corp., 3.80% Sr. Unsec. Nts., 8/15/25	308,000	306,330
		752,693
Household Durables—1.1%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	320,000	313,599
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	314,000	307,327
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	171,000	173,020
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	251,000	238,764
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	257,000	255,715
4.875% Sr. Unsec. Nts., 3/15/27	75,000	72,000
		1,360,425
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	113,000	126,651
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	565,000	537,232
		663,883
Media—1.8%
Charter Communications Operating LLC/ Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	139,000	132,976
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	306,000	373,111
Comcast Corp., 4.00% Sr. Unsec. Nts., 3/1/48	165,000	148,935
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	251,000	251,664
4.20% Sr. Unsec. Nts., 4/15/24	311,000	312,150
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	152,000	151,773
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	223,000	190,711
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	319,000	313,111

6        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Media (Continued)
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	$352,000	$340,053
		2,214,484
Multiline Retail—0.3%
Dollar Tree, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	323,000	317,105
Specialty Retail—1.2%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	64,000	63,556
Best Buy Co., Inc.:
4.45% Sr. Unsec. Nts., 10/1/28	108,000	107,686
5.50% Sr. Unsec. Nts., 3/15/21	305,000	319,016
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	322,000	326,926
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	324,000	318,702
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	342,000	324,346
		1,460,232
Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	316,000	303,755
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	239,000	239,526
		543,281
Consumer Staples—4.7%
Beverages—1.2%
Anheuser-Busch InBev Finance, Inc.:
3.65% Sr. Unsec. Nts., 2/1/26	85,000	82,558
4.90% Sr. Unsec. Nts., 2/1/46	47,000	47,276
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	186,000	261,547
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	163,000	162,038
Keurig Dr Pepper, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[1]	327,000	327,746
4.597% Sr. Unsec. Nts., 5/25/28[1]	162,000	163,041
Molson Coors Brewing Co., 1.45% Sr. Unsec. Nts., 7/15/19	109,000	107,744
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	307,000	312,184
		1,464,134
Food & Staples Retailing—0.4%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	343,000	339,781
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	14,967
4.45% Sr. Unsec. Nts., 2/1/47	89,000	82,181
6.90% Sr. Unsec. Nts., 4/15/38	79,000	94,206
		531,135
Food Products—2.0%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	216,000	195,695
3.50% Sr. Unsec. Nts., 11/24/20	313,000	312,169
Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	311,000	308,199
General Mills, Inc., 4.70% Sr. Unsec. Nts., 4/17/48	104,000	100,036
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	316,000	313,435
3.95% Sr. Unsec. Nts., 7/15/25	177,000	174,611
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	308,000	302,995
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	137,000	134,928
3.35% Sr. Unsec. Nts., 2/1/22[1]	174,000	168,307

	Principal Amount	Value
Food Products (Continued)
Tyson Foods, Inc.:
3.55% Sr. Unsec. Nts., 6/2/27	$164,000	$154,988
3.90% Sr. Unsec. Nts., 9/28/23	255,000	256,228
		2,421,591
Tobacco—1.1%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	222,000	225,346
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	330,000	323,526
3.557% Sr. Unsec. Nts., 8/15/27[1]	169,000	157,587
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	308,000	306,833
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	288,000	276,836
		1,290,128
Energy—4.1%
Energy Equipment & Services—0.4%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	70,000	74,922
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	194,000	198,598
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	184,000	184,182
		457,702
Oil, Gas & Consumable Fuels—3.7%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	64,000	58,746
6.20% Sr. Unsec. Nts., 3/15/40	53,000	58,879
Andeavor, 3.80% Sr. Unsec. Nts., 4/1/28	266,000	253,304
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	166,000	162,411
5.25% Sr. Unsec. Nts., 1/15/25	160,000	164,069
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	237,000	233,475
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	302,000	301,599
4.50% Sr. Unsec. Nts., 6/1/25	162,000	163,957
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	35,000	37,798
5.95% Sr. Unsec. Nts., 3/15/46	70,000	88,610
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	74,000	70,779
Energy Transfer Equity LP, 4.25% Sr. Sec. Nts., 3/15/23	245,000	244,081
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	94,000	91,264
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	79,000	80,693
4.90% Sr. Unsec. Nts., 5/15/46	27,000	27,986
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	340,000	332,027
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	124,000	130,376
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	80,000	81,775
5.55% Sr. Unsec. Nts., 6/1/45	138,000	146,175
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	87,000	84,454
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	192,000	196,360
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	318,000	318,070
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	166,000	161,256
5.625% Sr. Sec. Nts., 2/1/21	237,000	246,623

7        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	$110,000	$107,733
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	194,000	184,442
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	71,000	94,699
Williams Cos., Inc. (The):
3.70% Sr. Unsec. Unsub. Nts., 1/15/23	318,000	314,819
3.75% Sr. Unsec. Nts., 6/15/27	131,000	125,240

		4,561,700

Financials—13.6%
Capital Markets—2.4%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	121,000	112,070
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	252,000	247,967
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	189,000	186,363
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	147,000	147,861
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,12]	308,000	315,700
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	172,000	163,312
3.75% Sr. Unsec. Nts., 2/25/26	170,000	165,373
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	136,000	126,155
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	219,000	213,672
5.00% Sub. Nts., 11/24/25	264,000	273,709
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	317,000	315,415
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	119,000	110,994
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	157,000	150,319
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	197,000	188,835
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	153,000	151,801
4.253% Sr. Unsec. Nts., 3/23/28[1]	135,000	134,115

		3,003,661

Commercial Banks—6.8%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2,13]	321,000	315,704
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	269,000	250,424
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	185,000	180,233
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[2]	253,000	252,765
7.75% Jr. Sub. Nts., 5/14/38	232,000	313,714
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	250,000	249,869
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	247,000	236,477
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[1]	184,000	181,842
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	185,000	181,119
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[2]	256,000	251,393
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	334,000	320,141
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	155,000	151,092
2.65% Sr. Unsec. Nts., 5/26/22	65,000	62,545

	Principal Amount	Value
Commercial Banks (Continued)
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	$285,000	$275,097
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	310,000	303,608
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	168,000	164,158
First Republic Bank, 4.375% Sub. Nts., 8/1/46	127,000	118,234
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[2]	103,000	102,365
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	125,000	120,474
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	171,000	171,391
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	317,000	317,001
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	259,000	247,242
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	473,000	460,917
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[2]	315,000	314,958
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,7,12]	334,000	341,308
M&T Bank Corp., 3.55% Sr. Unsec. Nts., 7/26/23	129,000	128,364
Nordea Bank AB, 4.625% [USSW5+169] Sub. Nts., 9/13/33[1,2]	112,000	110,841
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	222,000	223,071
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	235,000	222,480
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	177,000	170,813
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	112,000	105,542
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	180,000	173,101
Toronto-Dominion Bank (The), 3.50% Sr. Unsec. Nts., 7/19/23	252,000	251,651
US Bancorp:
3.10% Sub. Nts., 4/27/26	204,000	192,977
3.15% Sr. Unsec. Nts., 4/27/27	62,000	59,218
US Bank NA (Cincinnati OH), 3.40% Sr. Unsec. Nts., 7/24/23	361,000	359,655
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	257,000	246,650
4.75% Sub. Nts., 12/7/46	160,000	159,496

		8,287,930

Consumer Finance—0.8%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	105,000	100,836
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	194,000	186,537
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	103,000	97,343
Discover Bank:
3.10% Sr. Unsec. Nts., 6/4/20	41,000	40,757
4.65% Sr. Unsec. Nts., 9/13/28	116,000	116,445
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	137,000	130,716
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	246,000	248,935

		921,569

8        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Diversified Financial Services—0.6%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	$102,000	$101,950
3.80% Sr. Unsec. Nts., 7/15/48	75,000	67,875
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	121,000	117,638
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	204,000	196,487
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	300,000	303,105
		787,055

Insurance—1.6%
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[1]	172,000	166,630
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	167,000	161,779
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	156,000	158,242
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	67,000	59,576
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	239,000	221,602
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	192,000	185,733
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	193,000	186,575
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	202,000	192,843
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	106,000	101,552
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	316,000	312,813
Prudential Financial, Inc., 5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	243,000	242,089
		1,989,434

Real Estate Investment Trusts (REITs)—1.4%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	72,000	71,349
3.00% Sr. Unsec. Nts., 6/15/23	262,000	252,452
3.60% Sr. Unsec. Nts., 1/15/28	174,000	162,794
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	185,000	190,851
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	170,000	159,943
Digital Realty Trust LP: 3.40% Sr. Unsec. Nts., 10/1/20	29,000	29,041
5.875% Sr. Unsec. Nts., 2/1/20	118,000	121,049
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	326,000	323,301
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	307,000	319,461
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	126,000	125,995
		1,756,236

Health Care—4.8%
Biotechnology—1.1%
AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	312,000	310,774
4.25% Sr. Unsec. Nts., 11/14/28	232,000	228,993
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	114,000	112,088
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	77,000	81,889
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	195,000	192,292
5.00% Sr. Unsec. Nts., 8/15/45	39,000	38,844
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	133,000	137,206

	Principal Amount	Value
Biotechnology (Continued)
Shire Acquisitions Investments Ireland DAC, 2.40% Sr. Unsec. Nts., 9/23/21	$321,000	$310,354
		1,412,440

Health Care Equipment & Supplies—0.7%
Abbott Laboratories, 3.75% Sr. Unsec. Nts., 11/30/26	280,000	279,604
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	213,000	209,845
3.70% Sr. Unsec. Nts., 6/6/27	252,000	241,360
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	13,000	12,447
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	54,000	57,231
		800,487

Health Care Providers & Services—1.6%
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	286,000	294,765
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	334,000	322,580
5.05% Sr. Unsec. Nts., 3/25/48	286,000	293,311
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	431,000	455,048
Halfmoon Parent, Inc.:
3.75% Sr. Sec. Nts., 7/15/23[1]	242,000	241,341
4.375% Sr. Sec. Nts., 10/15/28[1]	156,000	155,772
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	260,000	252,294
		2,015,111

Life Sciences Tools & Services—0.6%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	319,000	313,656
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	237,000	245,601
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	121,000	123,363
		682,620

Pharmaceuticals—0.8%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	329,000	328,724
Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[1]	313,000	311,187
4.375% Sr. Unsec. Nts., 12/15/28[1]	227,000	222,712
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28[1]	137,000	139,288
		1,001,911

Industrials—3.6%
Aerospace & Defense—0.9%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	250,000	245,520
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	176,000	165,282
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	317,000	318,047
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	175,000	182,001
United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	77,000	76,942
3.95% Sr. Unsec. Nts., 8/16/25	193,000	192,061
		1,179,853

Air Freight & Couriers—0.2%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	163,000	161,150
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	65,000	62,228
		223,378

9        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Building Products—0.4%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	$246,000	$223,960
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	297,000	298,208
		522,168
Electrical Equipment—0.3%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	334,000	335,670
Industrial Conglomerates—0.3%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	99,000	94,292
Roper Technologies, Inc., 3.65% Sr. Unsec. Nts., 9/15/23	311,000	309,236
		403,528
Machinery—0.3%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	37,000	36,654
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	142,000	137,985
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28[1]	162,000	157,929
		332,568
Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	198,000	197,867
Road & Rail—0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	276,000	257,234
Ryder System, Inc.:
3.50% Sr. Unsec. Nts., 6/1/21	74,000	73,976
3.75% Sr. Unsec. Nts., 6/9/23	314,000	313,559
		644,769
Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	99,000	92,635
3.625% Sr. Unsec. Nts., 4/1/27	106,000	98,005
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	261,000	240,200
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	168,000	163,380
		594,220
Information Technology—3.3%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	241,000	235,953
Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	232,000	216,414
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	54,000	56,160
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	264,000	258,560
		531,134
IT Services—0.8%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	238,000	236,100
4.75% Sr. Unsec. Nts., 4/15/27	241,000	246,993
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	162,000	162,545
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	190,000	185,906
5.25% Sr. Unsec. Nts., 4/1/25	99,000	101,227
		932,771

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	$94,000	$87,667
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21[1]	316,000	314,324
		401,991
Software—1.2%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	98,000	98,621
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	251,000	254,875
6.02% Sr. Sec. Nts., 6/15/26[1]	199,000	212,243
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	240,720
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	200,000	191,007
2.95% Sr. Unsec. Nts., 5/15/25	194,000	186,154
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	104,000	101,995
3.90% Sr. Unsec. Nts., 8/21/27	161,000	152,506
		1,438,121
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	206,049
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	323,000	324,677
		530,726
Materials—2.8%
Chemicals—1.1%
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	236,000	237,201
Nutrien Ltd., 3.375% Sr. Unsec. Nts., 3/15/25	275,000	261,021
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	299,000	310,969
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	285,000	280,494
3.75% Sr. Unsec. Nts., 3/15/27	92,000	87,535
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	239,000	240,937
		1,418,157
Construction Materials—0.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	193,000	187,490
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	161,000	147,813
		335,303
Containers & Packaging—0.7%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	157,000	144,338
4.80% Sr. Unsec. Nts., 6/15/44	131,000	127,539
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	92,615
4.50% Sr. Unsec. Nts., 11/1/23	242,000	248,945
Silgan Holdings, Inc., 4.75% Sr. Unsec.
Nts., 3/15/25	270,000	260,213
		873,650
Metals & Mining—0.5%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	83,000	79,083
4.00% Sr. Unsec. Nts., 9/11/27[1]	135,000	124,548
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	285,000	310,072
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	93,000	96,699
		610,402

10        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Paper & Forest Products—0.2%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	$56,000	$56,298
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	186,000	186,000
		242,298
Telecommunication Services—2.4%
Diversified Telecommunication Services—1.9%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30[1]	238,000	229,230
4.35% Sr. Unsec. Nts., 6/15/45	281,000	242,607
4.50% Sr. Unsec. Nts., 3/9/48	135,000	118,055
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	270,000	384,273
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[1]	149,000	148,746
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	306,000	298,350
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	90,000	86,614
5.213% Sr. Unsec. Nts., 3/8/47	79,000	76,909
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	115,000	138,952
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	300,000	315,060
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	133,000	119,491
4.522% Sr. Unsec. Nts., 9/15/48	184,000	175,784
5.15% Sr. Unsec. Nts., 9/15/23	75,000	80,303
		2,414,374
Wireless Telecommunication Services—0.5%
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	313,000	309,783
4.375% Sr. Unsec. Nts., 5/30/28	159,000	156,871
6.15% Sr. Unsec. Nts., 2/27/37	97,000	107,303
		573,957
Utilities—3.1%
Electric Utilities—2.3%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	162,000	161,192
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	169,000	157,384
3.75% Sr. Unsec. Nts., 9/1/46	154,000	135,678
Edison International:
2.125% Sr. Unsec. Nts., 4/15/20	124,000	121,622
2.95% Sr. Unsec. Nts., 3/15/23	195,000	187,027
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	219,000	209,545
Electricite de France SA, 4.50% Sr. Unsec. Nts., 9/21/28[1]	160,000	157,711
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	266,000	264,327
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	152,000	147,810
4.45% Sr. Unsec. Nts., 4/15/46	89,000	86,480
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	175,000	170,458
Indiana Michigan Power Co., 4.25% Sr.
Unsec. Nts., 8/15/48	74,000	73,085
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	78,000	85,665
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	162,000	160,760
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	30,000	29,513
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	74,697

	Principal Amount	Value
Electric Utilities (Continued)
PPL WEM Ltd./Western Power
Distribution Ltd., 5.375% Sr. Unsec.
Unsub. Nts., 5/1/21[1]	$308,000	$319,222
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	107,000	102,149
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	181,000	179,409
		2,823,734
Multi-Utilities—0.8%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	168,000	167,819
CenterPoint Energy Resources Corp., 4.50% Sr. Unsec. Nts., 1/15/21	116,000	118,125
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	255,000	251,789
4.90% Sr. Unsec. Nts., 8/1/41	120,000	123,369
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	295,000	290,117
		951,219
Total Corporate Bonds and Notes (Cost $63,674,278)		62,782,165
Short-Term Notes—9.9%
Assa Abloy Financial AB, 2.425%, 10/22/18[1,14,15]	500,000	499,193
Avery Dennison, 2.36%, 11/5/18[14,15]	560,000	558,555
Bell Canada, Inc., 2.567%, 12/10/18[14,15]	560,000	557,138
Cabot Corp., 2.303%, 10/9/18[1,14,15]	560,000	559,591
Diageo Capital plc, 2.234%, 10/12/18[14,15]	560,000	559,471
Glencore Funding LLC, 2.597%, 10/15/18[14,15]	250,000	249,711
Harley-Davidson Financial Services, Inc., 2.472%, 12/5/18[14,15]	360,000	358,284
Hitachi Capital America Corp., 2.365%, 10/4/18[15]	560,000	559,774
HP, Inc., 2.636%, 10/15/18[15]	560,000	559,425
Leggett & Platt, Inc., 2.264%, 10/4/18[1,14,15]	560,000	559,777
Marriot International, 2.48%, 10/18/18[1,14,15]	370,000	369,498
Mohawk Industries, Inc., 2.343%, 10/12/18[1,14,15]	550,000	549,478
NetApp, Inc., 2.234%, 10/10/18[1,14,15]	490,000	489,604
Nextera Energy Capital Holdings, 2.307%, 10/10/18[1,14,15]	560,000	559,547
Puget Sound Energy, Inc., 2.304%, 10/10/18[15]	500,000	499,596
Reckitt Benckiser Treasury Services plc, 2.244%, 10/2/18[14,15]	560,000	559,865
Relx, Inc., 2.254%, 10/9/18[1,14,15]	560,000	559,586
Sempra Energy, 2.304%, 10/10/18[14,15]	560,000	559,547
Telus Corp., 2.658%, 12/27/18[1,15]	550,000	546,418
VF Corp., 2.349%, 10/3/18[1,14,15]	490,000	489,835
Walgreens Boots Alliance, Inc., 2.36%, 10/22/18[15]	560,000	559,089
Waste Management, Inc., 2.275%, 10/17/18[1,14,15]	430,000	429,451
Western Union Co., 2.252%, 10/2/18[1,14,15]	490,000	489,871
WPP CP LLC, 2.457%, 10/4/18[1,14,15]	250,000	249,900
Xylem, Inc., 2.224%, 10/11/18[14,15]	250,000	249,780
Total Short-Term Notes (Cost $12,184,580)		12,181,984

11        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Investment Company—1.4%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[16,17] (Cost $1,774,192)	1,774,192	$ 1,774,192

Total Investments, at Value (Cost $155,142,320)	124.5%	152,878,442

Net Other Assets (Liabilities)	(24.5)	(30,050,278)

Net Assets	100.0%	$ 122,828,164

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $33,833,918 or 27.55% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,736,317 or 1.41% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $60,219 or 0.05% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $345,205, which represents 0.28% of the Fund’s net assets. See Note 4 of the accompanying Notes.

Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	$323,266	$3,897	$(319,369)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	6/20/14-6/24/14	374,445	341,308	(33,137)

		$697,711	$345,205	$(352,506)

8. The value of this security was determined using significant unobservable inputs. See Note 2 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $168,894. See Note 5 of the accompanying Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 3 of the accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $315,704 or 0.26% of the Fund’s net assets at period end.

14. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $9,457,682 or 7.70% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

15. Current yield as of period end.

16. Rate shown is the 7-day yield at period end.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	2,772,340	50,616,283	51,614,431	1,774,192

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,774,192	$33,155	$—	$—

Futures Contracts as of September 30, 2018

Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	12/19/18	15	USD	2,109	$2,107,500	$(1,307)
United States Treasury Nts., 10 yr.	Sell	12/19/18	25	USD	3,009	2,969,531	39,678
United States Treasury Nts., 2 yr.	Sell	12/31/18	322	USD	68,023	67,856,469	166,679
United States Treasury Nts., 5 yr.	Sell	12/31/18	50	USD	5,666	5,623,828	41,936
United States Ultra Bonds	Buy	12/19/18	53	USD	8,481	8,176,906	(303,720)

							$(56,734)

12        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Glossary:

Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
MLHKOPCB	Custom Basket of Securities
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

13        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Total Return Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly

14        OPPENHEIMER TOTAL RETURN BOND FUND/VA

2. Securities Valuation (Continued)

offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$20,646,493	$—	$20,646,493
Mortgage-Backed Obligations	—	55,277,619	24,244	55,301,863
U.S. Government Obligation	—	191,745	—	191,745
Corporate Bonds and Notes	—	62,782,165	—	62,782,165
Short-Term Notes	—	12,181,984	—	12,181,984
Investment Company	1,774,192	—	—	1,774,192
Total Investments, at Value	1,774,192	151,080,006	24,244	152,878,442
Other Financial Instruments:
Futures contracts	$248,293	—	—	$248,293
Total Assets	$2,022,485	$151,080,006	$24,244	$153,126,735
Liabilities Table:
Other Financial Instruments:
Futures contracts	$(305,027)	$—	$—	$(305,027)
Total Liabilities	$(305,027)	$—	$—	$(305,027)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table Investments, at Value:
Mortgage-Backed
Obligations	$125,414	$(125,414)

Total Assets	$125,414	$(125,414)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining

15        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$38,285,837
Sold securities	7,072,778

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

    At period end, the Fund pledged $22,850 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through

16        OPPENHEIMER TOTAL RETURN BOND FUND/VA

5. Use of Derivatives (Continued)

a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $8,793,822 and $56,278,420 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference

17        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

  asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

    The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $59,500 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

    At period end, the Fund had no purchased swaption contracts outstanding.

    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

    During the reporting period, the Fund had an ending monthly average market value of $1,477 and $664 on purchased and written swaptions, respectively.

    At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s

18        OPPENHEIMER TOTAL RETURN BOND FUND/VA

5. Use of Derivatives (Continued)

International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

19        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Shares	Value
Common Stocks—97.5%
Consumer Discretionary—24.1%
Automobiles—1.1%
Suzuki Motor Corp.	499,200	$28,599,820
Entertainment—1.5%
Walt Disney Co. (The)	336,250	39,321,075
Hotels, Restaurants & Leisure—0.6%
International Game Technology plc	790,521	15,612,790
Household Durables—0.9%
Newell Brands, Inc.	1,103,930	22,409,779
Interactive Media & Services—9.8%
Alphabet, Inc., Cl. A1	142,860	172,443,449
Baidu, Inc., Sponsored ADR[1]	97,090	22,202,541
Facebook, Inc., Cl. A1	381,480	62,738,201
		257,384,191
Internet & Catalog Retail—1.6%
Amazon.com, Inc.[1]	4,570	9,153,710
Farfetch Ltd., Cl. A1	45,480	1,238,421
JD.com, Inc., ADR[1]	1,193,913	31,149,190
		41,541,321
Specialty Retail—3.0%
Industria de Diseno Textil SA	1,290,162	39,011,703
Tiffany & Co.	305,400	39,387,438
		78,399,141
Textiles, Apparel & Luxury Goods—5.6%
Brunello Cucinelli SpA	179,596	6,993,255
Kering SA	94,810	50,696,891
LVMH Moet Hennessy Louis Vuitton SE	241,050	85,106,285
Puma SE	9,447	4,661,587
		147,458,018
Consumer Staples—4.1%
Food Products—2.0%
Unilever plc	943,110	51,796,554
Household Products—2.1%
Colgate-Palmolive Co.	823,150	55,109,892
Energy—0.9%
Energy Equipment & Services—0.9%
TechnipFMC plc	766,730	24,077,770
Financials—18.0%
Capital Markets—6.6%
Credit Suisse Group AG1	1,803,745	27,069,028
Goldman Sachs Group, Inc. (The)	169,230	37,948,135
S&P Global, Inc.	353,010	68,974,624
UBS Group AG1	2,359,642	37,213,963
		171,205,750
Commercial Banks—4.9%
Banco Bilbao Vizcaya Argentaria SA	1,770,110	11,191,703
Citigroup, Inc.	867,870	62,260,994
ICICI Bank Ltd., Sponsored ADR	3,437,474	29,184,154
Societe Generale SA	589,359	25,273,523
		127,910,374
Insurance—5.1%
Allianz SE	211,578	47,132,714
Dai-ichi Life Holdings, Inc.	1,017,000	21,172,015
Fidelity National Financial, Inc.	513,070	20,189,305
Prudential plc	1,985,237	45,523,663
		134,017,697
Real Estate Management & Development—1.4%
DLF Ltd.	16,764,182	37,580,510
Health Care—14.7%
Biotechnology—8.3%
ACADIA Pharmaceuticals, Inc.[1]	457,240	9,492,302
AnaptysBio, Inc.[1]	134,490	13,418,067

	Shares	Value
Biotechnology (Continued)
Biogen, Inc.[1]	74,580	$26,349,860
Bluebird Bio, Inc.[1]	97,200	14,191,200
Blueprint Medicines Corp.[1]	204,850	15,990,591
Circassia Pharmaceuticals plc[1]	4,006,224	3,875,012
Gilead Sciences, Inc.	276,730	21,366,323
GlycoMimetics, Inc.[1]	543,760	7,830,144
Incyte Corp.[1]	217,620	15,033,190
Ionis Pharmaceuticals, Inc.[1]	254,170	13,110,089
Loxo Oncology, Inc.[1]	116,190	19,848,738
MacroGenics, Inc.[1]	501,800	10,758,592
Mirati Therapeutics, Inc.[1]	64,494	3,037,667
Sage Therapeutics, Inc.[1]	170,680	24,108,550
Shire plc	217,070	13,096,346
uniQure NV1	176,800	6,433,752
		217,940,423
Health Care Equipment & Supplies—0.8%
Zimmer Biomet Holdings, Inc.	157,460	20,701,266
Health Care Providers & Services—3.5%
Anthem, Inc.	241,595	66,209,110
Centene Corp.[1]	172,170	24,926,772
		91,135,882
Life Sciences Tools & Services—1.2%
Agilent Technologies, Inc.	431,310	30,424,608
Pharmaceuticals—0.9%
Bayer AG	264,123	23,462,932
Industrials—14.8%
Aerospace & Defense—3.6%
Airbus SE	749,120	93,921,143
Air Freight & Couriers—1.2%
United Parcel Service, Inc., Cl. B	269,420	31,454,785
Airlines—0.9%
International Consolidated Airlines Group SA	2,651,470	22,786,727
Building Products—1.2%
Assa Abloy AB, Cl. B	1,487,097	29,892,091
Construction & Engineering—0.6%
FLSmidth & Co. AS	267,411	16,624,867
Electrical Equipment—2.4%
Nidec Corp.	443,600	63,832,899
Industrial Conglomerates—2.6%
3M Co.	183,240	38,610,501
Siemens AG	226,869	29,049,190
		67,659,691
Machinery—1.6%
FANUC Corp.	139,000	26,212,579
Minebea Mitsumi, Inc.	869,000	15,761,141
		41,973,720
Professional Services—0.7%
Equifax, Inc.	143,480	18,734,184
Information Technology—19.9%
Electronic Equipment, Instruments, & Components—5.8%
Keyence Corp.	71,322	41,376,930
Murata Manufacturing Co. Ltd.	319,200	48,948,923
Omron Corp.	460,300	19,444,900
TDK Corp.	385,300	42,033,727
		151,804,480
IT Services—1.8%
Earthport plc[1]	14,765,253	1,595,355
PayPal Holdings, Inc.[1]	518,677	45,560,588
		47,155,943

1        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment—2.6%
Maxim Integrated Products, Inc.	980,425	$55,286,166
Renesas Electronics Corp.[1]	1,993,300	12,458,672
		67,744,838
Software—9.7%
Adobe Systems, Inc.[1]	286,133	77,241,603
Capcom Co. Ltd.	663,600	16,808,587
Intuit, Inc.	323,200	73,495,680
Nintendo Co. Ltd.	66,600	24,308,500
SAP SE	515,465	63,438,947
		255,293,317
Materials—1.0%
Chemicals—1.0%
Linde AG	115,228	27,250,492
Total Common Stocks (Cost $1,214,998,206)		2,552,218,970

	Shares	Value
Preferred Stocks—1.5%
Bayerische Motoren Werke (BMW) AG, Preference	497,151	$39,021,252
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	4,053,320	437,819
Total Preferred Stocks (Cost $13,614,385)		39,459,071
Investment Company—0.6%
Oppenheimer Institutional Government
Money Market Fund, Cl. E, 1.95%[2,3] (Cost $16,077,303)	16,077,303	16,077,303
Total Investments, at Value (Cost $1,244,689,894)	99.6%	2,607,755,344
Net Other Assets (Liabilities)	0.4	11,640,794
Net Assets	100.0%	$2,619,396,138

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017		Gross Additions	Gross Reductions	Shares September 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	27,124,866		288,392,905	299,440,468	16,077,303

	Value		Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$16,077,303	$	176,556	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$1,298,807,269	49.8%
Japan	360,958,694	13.8
France	254,997,842	9.8
Germany	234,017,114	9.0
United Kingdom	150,893,502	5.8
India	67,202,483	2.6
Switzerland	64,282,991	2.5
China	53,351,731	2.0
Spain	50,203,407	1.9
Sweden	29,892,091	1.1
Denmark	16,624,867	0.6
Ireland	13,096,346	0.5
Italy	6,993,255	0.3
Netherlands	6,433,752	0.3
Total	$2,607,755,344	100.0%

2        OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

3        OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$415,656,594	$215,069,541	$—	$630,726,135
Consumer Staples	55,109,892	51,796,554	—	106,906,446
Energy	—	24,077,770	—	24,077,770
Financials	218,557,212	252,157,119	—	470,714,331
Health Care	343,230,821	40,434,290	—	383,665,111
Industrials	88,799,470	298,080,637	—	386,880,107
Information Technology	251,584,037	270,414,541	—	521,998,578
Materials	—	27,250,492	—	27,250,492
Preferred Stocks	437,819	39,021,252	—	39,459,071
Investment Company	16,077,303	—	—	16,077,303

Total Assets	$1,389,453,148	$1,218,302,196	$—	$2,607,755,344

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the

4        OPPENHEIMER GLOBAL FUND/VA

4. Investments and Risks (Continued)

equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

5        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Shares	Value
Common Stocks—99.0%
Consumer Discretionary—16.4%
Auto Components—0.6%
Aptiv plc	86,750	$7,278,325
Entertainment—1.2%
Activision Blizzard, Inc.	192,210	15,989,950
Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	68,890	11,524,608
Household Durables—0.2%
NVR, Inc.[1]	1,190	2,940,252
Interactive Media & Services—2.4%
Facebook, Inc., Cl. A1	196,560	32,326,258
Internet & Catalog Retail—3.6%
Amazon.com, Inc.[1]	24,250	48,572,750
Media—1.4%
Comcast Corp., Cl. A	534,900	18,940,809
Specialty Retail—6.1%
Best Buy Co., Inc.	339,940	26,977,638
Lowe’s Cos., Inc.	262,960	30,193,067
O’Reilly Automotive, Inc.[1]	45,486	15,798,198
Ulta Beauty, Inc.[1]	27,870	7,862,684
		80,831,587
Consumer Staples—6.0%
Beverages—1.6%
PepsiCo, Inc.	188,058	21,024,884
Food Products—1.1%
Kraft Heinz Co. (The)	280,335	15,449,262
Household Products—2.0%
Church & Dwight Co., Inc.	451,150	26,784,776
Tobacco—1.3%
Philip Morris International, Inc.	210,349	17,151,857
Energy—5.4%
Oil, Gas & Consumable Fuels—5.4%
Exxon Mobil Corp.	162,880	13,848,058
Magellan Midstream Partners LP2	384,685	26,050,868
Suncor Energy, Inc.	819,240	31,696,396
		71,595,322
Financials—20.7%
Capital Markets—6.8%
Bank of New York Mellon Corp. (The)	430,280	21,939,977
CME Group, Inc., Cl. A	114,580	19,502,662
Intercontinental Exchange, Inc.	378,010	28,309,169
S&P Global, Inc.	110,791	21,647,453
		91,399,261
Commercial Banks—5.3%
JPMorgan Chase & Co.	437,190	49,332,520
SunTrust Banks, Inc.	233,550	15,598,804
Wells Fargo & Co.	114,710	6,029,158
		70,960,482
Consumer Finance—0.7%
Discover Financial Services	115,713	8,846,259
Diversified Financial Services—2.7%
AXA Equitable Holdings, Inc.	837,872	17,972,354
Berkshire Hathaway, Inc., Cl. B1	83,570	17,893,173
		35,865,527
Insurance—2.7%
Marsh & McLennan Cos., Inc.	228,220	18,878,358
Progressive Corp. (The)	236,690	16,814,458
		35,692,816
Real Estate Investment Trusts (REITs)—2.5%
Mid-America Apartment Communities, Inc.	83,310	8,345,996

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Prologis, Inc.	367,826	$24,934,924
		33,280,920
Health Care—16.1%
Biotechnology—2.3%
Celgene Corp.[1]	66,700	5,968,983
Exact Sciences Corp.[1]	116,330	9,180,763
Gilead Sciences, Inc.	208,480	16,096,741
		31,246,487
Health Care Equipment & Supplies—1.9%
Boston Scientific Corp.[1]	374,940	14,435,190
Zimmer Biomet Holdings, Inc.	78,200	10,280,954
		24,716,144
Health Care Providers & Services—6.5%
DaVita, Inc.[1]	349,600	25,041,848
Laboratory Corp. of America Holdings[1]	77,200	13,408,096
UnitedHealth Group, Inc.	181,890	48,390,016
		86,839,960
Health Care Technology—0.7%
Cerner Corp.[1]	145,500	9,371,655
Life Sciences Tools & Services—1.7%
Agilent Technologies, Inc.	315,270	22,239,146
Pharmaceuticals—3.0%
Merck & Co., Inc.	561,270	39,816,494
Industrials—8.1%
Aerospace & Defense—2.5%
Lockheed Martin Corp.	96,990	33,554,660
Airlines—0.4%
Alaska Air Group, Inc.	70,090	4,826,398
Commercial Services & Supplies—1.0%
Republic Services, Inc., Cl. A	183,770	13,352,728
Machinery—1.2%
Illinois Tool Works, Inc.	109,560	15,461,107
Professional Services—0.5%
Nielsen Holdings plc	257,760	7,129,642
Road & Rail—1.5%
Union Pacific Corp.	120,450	19,612,874
Trading Companies & Distributors—1.0%
Fastenal Co.	236,410	13,716,508
Information Technology—20.9%
Communications Equipment—2.7%
Motorola Solutions, Inc.	274,910	35,776,787
IT Services—5.3%
Amdocs Ltd.	349,210	23,040,876
DXC Technology Co.	207,800	19,433,456
First Data Corp., Cl. A1	464,690	11,370,964
Visa, Inc., Cl. A	116,410	17,471,977
		71,317,273
Semiconductors & Semiconductor Equipment—1.5%
Applied Materials, Inc.	319,460	12,347,129
Microchip Technology, Inc.	100,140	7,902,047
		20,249,176
Software—6.4%
Microsoft Corp.	667,580	76,351,125
ServiceNow, Inc.[1]	45,800	8,959,854
		85,310,979
Technology Hardware, Storage & Peripherals—5.0%
Apple, Inc.	209,446	47,280,340
NetApp, Inc.	132,160	11,351,223
Western Digital Corp.	137,995	8,078,227
		66,709,790

1        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Materials—1.9%
Chemicals—1.9%
Ecolab, Inc.	97,320	$15,257,829
PPG Industries, Inc.	89,190	9,733,305
		24,991,134
Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
Verizon Communications, Inc.	359,775	19,208,387
Utilities—2.1%
Electric Utilities—1.0%
Duke Energy Corp.	164,830	13,189,696

	Shares	Value
Multi-Utilities—1.1%
National Grid plc	1,423,520	$14,678,461
Total Common Stocks (Cost $1,002,049,596)		1,319,771,391
Investment Company—0.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[3,4] (Cost $8,830,756)	8,830,756	8,830,756
Total Investments, at Value (Cost $1,010,880,352)	99.7%	1,328,602,147
Net Other Assets (Liabilities)	0.3	3,502,669
Net Assets	100.0%	$1,332,104,816

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	19,085,774	227,050,956	237,305,974	8,830,756

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$8,830,756	$211,442	$—	$—

2        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share. Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

3        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$218,404,539	$—	$—	$218,404,539
Consumer Staples	80,410,779	—	—	80,410,779
Energy	71,595,322	—	—	71,595,322
Financials	276,045,265	—	—	276,045,265
Health Care	214,229,886	—	—	214,229,886
Industrials	107,653,917	—	—	107,653,917
Information Technology	279,364,005	—	—	279,364,005
Materials	24,991,134	—	—	24,991,134
Telecommunication Services	19,208,387	—	—	19,208,387
Utilities	13,189,696	14,678,461	—	27,868,157
Investment Company	8,830,756	—	—	8,830,756

Total Assets	$1,313,923,686	$14,678,461	$—	$1,328,602,147

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price

4        OPPENHEIMER MAIN STREET FUND/VA

4. Investments and Risks (Continued)

of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

5        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Shares	Value
Common Stocks—98.7%
Consumer Discretionary—16.5%
Auto Components—2.8%
Dorman Products, Inc.[1]	192,650	$14,818,638
Visteon Corp.[1]	165,520	15,376,808

		30,195,446
Diversified Consumer Services—0.8%
Houghton Mifflin Harcourt Co.[1]	1,171,190	8,198,330
Entertainment—1.7%
Zynga, Inc., Cl. A1	4,462,457	17,894,453
Hotels, Restaurants & Leisure—3.3%
Jack in the Box, Inc.	133,690	11,207,233
Texas Roadhouse, Inc., Cl. A	207,110	14,350,652
Wendy’s Co. (The)	612,550	10,499,107

		36,056,992
Household Durables—0.6%
TopBuild Corp.[1]	120,670	6,856,469
Interactive Media & Services—1.6%
Yelp, Inc., Cl. A1	362,780	17,848,776
Internet & Catalog Retail—1.4%
Etsy, Inc.[1]	300,540	15,441,745
Specialty Retail—4.3%
Children’s Place, Inc. (The)	129,550	16,556,490
Group 1 Automotive, Inc.	268,330	17,414,617
Michaels Cos., Inc. (The)[1]	333,820	5,417,899
Monro, Inc.	98,620	6,863,952

		46,252,958
Consumer Staples—3.1%
Household Products—1.2%
Energizer Holdings, Inc.	215,510	12,639,661
Personal Products—1.1%
Nu Skin Enterprises, Inc., Cl. A	143,780	11,850,348
Tobacco—0.8%
Universal Corp.	139,640	9,076,600
Energy—3.8%
Oil, Gas & Consumable Fuels—3.8%
Matador Resources Co.[1]	577,103	19,073,254
Noble Midstream Partners LP2	228,276	8,083,253
Renewable Energy Group, Inc.[1]	505,259	14,551,459

		41,707,966
Financials—20.5%
Capital Markets—1.6%
Focus Financial Partners, Inc., Cl. A1	126,980	6,026,471
Stifel Financial Corp.	221,150	11,336,149

		17,362,620
Commercial Banks—8.5%
Bank of NT Butterfield & Son Ltd. (The)	132,610	6,877,155
BankUnited, Inc.	299,465	10,601,061
Berkshire Hills Bancorp, Inc.	229,150	9,326,405
Chemical Financial Corp.	204,726	10,932,368
Columbia Banking System, Inc.	189,120	7,332,182
Customers Bancorp, Inc.[1]	224,050	5,271,896
FCB Financial Holdings, Inc., Cl. A1	201,389	9,545,839
Heritage Financial Corp.	156,470	5,499,920
IBERIABANK Corp.	140,370	11,419,100
Pacific Premier Bancorp, Inc.[1]	144,340	5,369,448
Sterling Bancorp	488,030	10,736,660

		92,912,034
Insurance—1.5%
James River Group Holdings Ltd.	141,052	6,011,636
ProAssurance Corp.	229,580	10,778,781

		16,790,417

	Shares	Value
Real Estate Investment Trusts (REITs)—6.2%
Brandywine Realty Trust	840,080	$13,206,058
DiamondRock Hospitality Co.	1,378,730	16,089,779
EPR Properties	107,440	7,349,970
Four Corners Property Trust, Inc.	647,640	16,637,872
National Storage Affiliates Trust	558,766	14,215,007

		67,498,686
Thrifts & Mortgage Finance—2.7%
Beneficial Bancorp, Inc.	431,130	7,286,097
OceanFirst Financial Corp.	324,073	8,821,267
WSFS Financial Corp.	287,170	13,540,066

		29,647,430
Health Care—14.2%
Biotechnology—3.9%
Emergent BioSolutions, Inc.[1]	169,470	11,156,210
Ligand Pharmaceuticals, Inc.[1]	48,240	13,241,398
Repligen Corp.[1]	185,760	10,302,250
Sage Therapeutics, Inc.[1]	26,736	3,776,460
uniQure NV1	94,970	3,455,958

		41,932,276
Health Care Equipment & Supplies—3.1%
CryoPort, Inc.[1]	210,140	2,691,893
Inogen, Inc.[1]	34,380	8,392,846
Quidel Corp.[1]	140,140	9,132,924
Senseonics Holdings, Inc.[1]	992,239	4,732,980
Wright Medical Group NV1	290,190	8,421,314

		33,371,957
Health Care Providers & Services—4.0%
Addus HomeCare Corp.[1]	104,862	7,356,069
Amedisys, Inc.[1]	133,040	16,624,679
American Renal Associates Holdings, Inc.[1]	206,300	4,466,395
Diplomat Pharmacy, Inc.[1]	381,530	7,405,497
Molina Healthcare, Inc.[1]	54,480	8,101,176

		43,953,816
Health Care Technology—1.8%
Inspire Medical Systems, Inc.[1]	129,443	5,446,961
Teladoc Health, Inc.[1]	163,880	14,151,038

		19,597,999
Pharmaceuticals—1.4%
Intersect ENT, Inc.[1]	203,210	5,842,287
TherapeuticsMD, Inc.[1]	980,610	6,432,802
Zogenix, Inc.[1]	65,320	3,239,872

		15,514,961
Industrials—18.6%
Airlines—1.1%
Spirit Airlines, Inc.[1]	259,130	12,171,336
Building Products—1.1%
Masonite International Corp.[1]	180,611	11,577,165
Commercial Services & Supplies—2.3%
ACCO Brands Corp.	1,167,337	13,190,908
Advanced Disposal Services, Inc.[1]	428,237	11,596,658

		24,787,566
Construction & Engineering—2.2%
Dycom Industries, Inc.[1]	124,610	10,542,006
KBR, Inc.	614,551	12,985,463

		23,527,469
Electrical Equipment—1.5%
Generac Holdings, Inc.[1]	297,850	16,801,718
Machinery—5.4%
EnPro Industries, Inc.	120,090	8,758,164
Evoqua Water Technologies Corp.[1]	478,070	8,500,084
Greenbrier Cos., Inc. (The)	220,630	13,259,863
Manitowoc Co., Inc. (The)[1]	239,227	5,739,056

1      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery (Continued)
Navistar International Corp.[1]	231,490	$8,912,365
Rexnord Corp.[1]	435,850	13,424,180

		58,593,712
Professional Services—3.8%
ASGN, Inc.[1]	267,875	21,143,374
Korn/Ferry International	418,825	20,622,943

		41,766,317
Road & Rail—1.2%
Genesee & Wyoming, Inc., Cl. A1	138,520	12,603,935
Information Technology—13.5%
IT Services—4.1%
CACI International, Inc., Cl. A1	120,699	22,226,721
Perspecta, Inc.	425,324	10,939,333
Teradata Corp.[1]	292,440	11,027,912

		44,193,966
Semiconductors & Semiconductor Equipment—2.0%
Brooks Automation, Inc.	288,170	10,094,595
MKS Instruments, Inc.	146,210	11,718,732

		21,813,327
Software—7.4%
Blackline, Inc.[1]	206,750	11,675,172
Envestnet, Inc.[1]	122,460	7,463,937
j2 Global, Inc.	195,283	16,179,196
Paylocity Holding Corp.[1]	128,540	10,324,333
Pegasystems, Inc.	207,621	12,997,075

	Shares	Value
Software (Continued)
Q2 Holdings, Inc.[1]	180,580	$10,934,119
SendGrid, Inc.[1]	306,544	11,277,754

		80,851,586
Materials—4.4%
Construction Materials—0.9%
Summit Materials, Inc., Cl. A1	530,201	9,639,054
Metals & Mining—3.5%
Allegheny Technologies, Inc.[1]	423,098	12,502,546
Compass Minerals International, Inc.	157,580	10,589,376
Kaiser Aluminum Corp.	133,459	14,555,038

		37,646,960
Utilities—4.1%
Gas Utilities—1.4%
Suburban Propane Partners LP2	648,400	15,256,852
Multi-Utilities—2.7%
Black Hills Corp.	272,110	15,806,870
NorthWestern Corp.	228,540	13,406,156

		29,213,026

Total Common Stocks (Cost $806,535,349)		1,073,045,929
Investment Company—1.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[3,4] (Cost $13,358,581)	13,358,581	13,358,581
Total Investments, at Value (Cost $819,893,930)	99.9%	1,086,404,510

Net Other Assets (Liabilities)	0.1	1,134,540

Net Assets	100.0%	$1,087,539,050

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	20,455,339	222,766,990	229,863,748	13,358,581

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$13,358,581	$172,180	$—	$—

2      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into

U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

3      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

		Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$	178,745,169	$	—	$	—	$	178,745,169
Consumer Staples		33,566,609		—		—		33,566,609
Energy		41,707,966		—		—		41,707,966
Financials		224,211,187		—		—		224,211,187
Health Care		154,371,009		—		—		154,371,009
Industrials		201,829,218		—		—		201,829,218
Information Technology		146,858,879		—		—		146,858,879
Materials		47,286,014		—		—		47,286,014
Utilities		44,469,878		—		—		44,469,878
Investment Company		13,358,581		—		—		13,358,581

Total Assets	$	1,086,404,510	$	—	$	—	$	1,086,404,510

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the

Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

5      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Agencies—39.5%
Federal Farm Credit Bank:
1.815%[1]	11/1/18	11/1/18	$1,000,000	$998,459
1.85%[1]	12/10/18	12/10/18	500,000	498,231
1.871%[1]	12/17/18	12/17/18	500,000	498,032
1.998% [US0001M-13.5][2]	10/8/18	3/8/19	5,000,000	4,999,688
2.029% [US0001M-11][2]	10/12/18	3/12/19	1,000,000	999,987
2.048% [US0001M-8.5][2]	10/9/18	7/9/19	1,000,000	999,933
2.076%[1]	12/7/18	12/7/18	2,000,000	1,992,332
2.10% [US0001M-13][2]	10/27/18	3/27/19	1,000,000	999,881
2.13% [FCPR DLY-312][2]	10/1/18	1/2/19	4,500,000	4,499,457
2.177% [US0001M-6.5][2]	10/28/18	3/28/19	2,000,000	2,000,000
2.18% [FCPR DLY-307][2]	10/1/18	2/20/19	1,000,000	999,974
2.186%[1]	4/3/19	4/3/19	2,000,000	1,978,124
2.252%[1]	2/21/19	2/21/19	1,000,000	991,221
2.265%[1]	3/11/19	3/11/19	500,000	495,036
2.276%[1]	3/19/19	3/19/19	500,000	494,766
2.421%[1]	6/14/19	6/14/19	3,000,000	2,949,440
2.481%[1]	8/12/19	8/12/19	1,000,000	978,825
Federal Home Loan Bank:
1.25%	1/16/19	1/16/19	1,000,000	997,540
1.375%	3/18/19	3/18/19	2,000,000	1,992,637
1.75%	12/14/18	12/14/18	2,000,000	1,999,280
1.913%[1]	10/10/18	10/10/18	1,000,000	999,526
1.934% [US0003M-40.5][2]	10/30/18	1/30/19	1,000,000	1,000,000
1.964% [US0001M-14][2]	10/2/18	1/2/19	1,000,000	1,000,000
1.967%[1]	10/12/18	10/12/18	4,000,000	3,997,611
1.989% [US0001M-11.5][2]	10/4/18	6/4/19	6,165,000	6,163,068
1.99%[1]	10/17/18	10/17/18	4,000,000	3,996,498
1.999% [US0003M-34][2]	10/9/18	4/9/19	1,000,000	1,000,000
2.006%[1]	10/23/18	10/23/18	4,000,000	3,995,123
2.012%[1]	10/29/18	10/29/18	10,000,000	9,984,444
2.013% [US0003M-32][2]	10/9/18	4/9/19	5,000,000	4,996,298
2.018%[1]	10/31/18	10/31/18	5,000,000	4,991,633
2.02%[1]	10/22/18	10/22/18	5,000,000	4,994,167
2.028% [US0001M-13][2]	10/15/18	11/15/18	3,000,000	3,000,083
2.03% [US0001M-9][2]	10/6/18	4/5/19	2,000,000	2,000,000
2.048% [US0001M-11][2]	10/15/18	12/14/18	2,000,000	2,000,000
2.049%[1]	11/7/18	11/7/18	1,500,000	1,496,858
2.057% [US0001M-12.5][2]	10/21/18	11/21/18	7,000,000	7,000,073
2.065%[1]	11/14/18	11/14/18	3,000,000	2,992,469
2.072% [US0001M-11][2]	10/21/18	12/21/18	1,000,000	1,000,000
2.076%[1]	11/28/18	11/28/18	6,000,000	5,980,183
2.08%[1]	11/16/18	11/16/18	2,000,000	1,994,713
2.084%[1]	11/21/18	11/21/18	3,000,000	2,991,190
2.086% [US0001M-13][2]	10/25/18	1/25/19	2,000,000	2,000,000
2.086% [US0001M-13][2]	10/25/18	2/25/19	4,000,000	4,000,069
2.095% [US0001M-13.5][2]	10/27/18	12/27/18	1,000,000	1,000,026
2.096% [US0001M-12][2]	10/25/18	3/25/19	3,000,000	2,999,411
2.097% [US0001M-11.5][2]	10/24/18	12/24/18	3,000,000	3,000,110
2.101% [US0001M-11.5][2]	10/25/18	10/25/18	2,000,000	2,000,000
2.102% [US0001M-11][2]	10/22/18	4/22/19	2,000,000	1,999,801
2.102% [US0001M-11][2]	10/22/18	2/22/19	2,000,000	1,999,980
2.103% [US0001M-11.5][2]	10/26/18	4/26/19	3,000,000	3,000,000
2.107% [US0001M-10.5][2]	10/24/18	7/24/19	1,000,000	1,000,000
2.107% [US0001M-13.5][2]	10/28/18	2/28/19	3,000,000	3,000,000
2.113% [US0001M-10.5][2]	10/26/18	7/26/19	10,000,000	10,000,000
2.113% [US0001M-10.5][2]	10/26/18	5/24/19	1,000,000	1,000,000
2.125% [US0001M-10.5][2]	10/27/18	8/27/19	4,000,000	4,000,000
2.126%[1]	12/26/18	12/26/18	1,000,000	994,959
2.126% [US0001M-13][2]	10/1/18	3/1/19	1,000,000	1,000,000
2.13% [US0001M-10][2]	10/27/18	12/27/18	2,000,000	1,999,943
2.137% [US0001M-10.5][2]	10/28/18	5/28/19	3,000,000	2,999,937
2.138% [US0001M-8][2]	10/26/18	9/26/19	3,000,000	3,000,000
2.146% [US0001M-11][2]	10/1/18	2/1/19	3,000,000	3,000,000
2.158% [US0001M-6][2]	10/26/18	4/26/19	1,000,000	1,000,000
2.16% [US0003M-26][2]	10/11/18	10/11/19	5,000,000	4,995,538

1        OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Agencies (Continued)
Federal Home Loan Bank: (Continued)
2.166%[1]	12/19/18	12/19/18	$3,000,000	$2,985,820
2.166%[1]	3/28/19	3/28/19	1,000,000	989,518
2.191% [US0003M-19.5][2]	12/28/18	6/28/19	5,000,000	5,000,000
2.337%[1]	3/20/19	3/20/19	2,000,000	1,978,183
Federal Home Loan Mortgage Corp., 1.20%	12/28/18	12/28/18	300,000	299,518
Federal National Mortgage Assn.:
1.00%	2/26/19	2/26/19	4,790,000	4,765,060
1.125%	12/14/18	12/14/18	1,000,000	998,594
1.625%	11/27/18	11/27/18	1,340,000	1,339,119
2.24% [SOFRRATE+8][2]	10/1/18	1/30/19	5,000,000	5,000,000
2.28% [SOFRRATE+12][2]	10/1/18	7/30/19	6,000,000	6,000,000
Freddie Mac, 1.984%[1]	10/11/18	10/11/18	4,400,000	4,397,586
Total U.S. Government Agencies (Cost $203,679,952)				203,679,952

Repurchase Agreements—58.4%
Repurchase Agreements[3] (Cost $301,100,000)			301,100,000	301,100,000

			Shares
Investment Company—3.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[4,5] (Cost $15,475,029)			15,475,029	15,475,029
Total Investments, at Value (Cost $520,254,981)			100.9%	520,254,981
Net Other Assets (Liabilities)			(0.9)	(4,451,860)
Net Assets			100.0%	$515,803,121

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Zero coupon bond reflects effective yield on the original acquisition date.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Repurchase agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
Credit Agricole Corp. & Investment Bank	2.26%	9/28/18	10/1/18	$8,000,000	U.S. Treasury Nts., 0.125%, 4/15/19	$(8,161,569)	$8,000,000	$8,001,538
Deusche Bank Securities, Inc.	2.09	9/24/18	10/1/18	6,000,000	U.S. Government Agency, 3.00%-5.50%, 10/15/35-1/16/44	(6,602,682)	6,000,000	6,002,438
Deusche Bank Securities, Inc.	2.25	9/28/18	10/1/18	10,000,000	U.S. Government Agency, 3.00%-3.25%, 1/16/44-3/15/50	(11,002,063)	10,000,000	10,001,876
INTL FCStone Financial, Inc.	2.15	9/25/18	10/2/18	10,000,000	U.S. Government Agency, 2.90%-3.00%, 8/27/21-1/1/46	(10,203,655)	10,000,000	10,003,583
INTL FCStone Financial, Inc.	2.22	9/27/18	10/4/18	21,200,000	U.S. Government Agency, 0.00%-6.00%, 10/1/18-9/1/48	(21,631,056)	21,200,000	21,205,230
RBC Dominion Securities, Inc.	2.01	9/17/18	10/1/18	7,000,000	U.S. Treasury Nts., 1.75%-2.50%, 9/30/19- 8/15/24; U.S. Treasury Bonds, 2.50%, 2/15/46 and U.S. Government Agency, 3.00%-4.50%, 6/15/39-8/20/48	(7,145,613)	7,000,000	7,005,503
RBC Dominion Securities, Inc.	2.13	9/25/18	10/2/18	9,000,000	U.S. Treasury Nts., 1.243%-2.875%, 10/31/18- 5/15/28; U.S. Treasury Bonds, 4.50%, 2/15/36 and U.S. Treasury Bills, 0.00%, 12/27/18	(9,183,283)	9,000,000	9,003,219
RBC Dominion Securities, Inc.	2.18	9/27/18	10/4/18	5,000,000	U.S. Treasury Nts., 1.243%-2.50%, 10/31/18- 3/31/23; U.S. Treasury Bonds, 2.50%-3.75%, 11/15/43-2/15/46; U.S. Treasury Bills, 0.00%, 12/27/18 and U.S. Government Agency, 3.50%- 5.50%, 6/15/34-5/20/47	(5,101,317)	5,000,000	5,001,291

2        OPPENHEIMER GOVERNMENT MONEY FUND/VA

Footnotes to Statement of Investments (Continued)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
RBC Dominion Securities, Inc.	2.25%	9/28/18	10/1/18	$73,600,000	U.S. Treasury Nts., 0.00%-1.625%, 8/31/22- 2/15/45; U.S. Treasury Bonds, 3.75%-5.50%, 8/15/28-11/15/43 and U.S. Government Agency, 3.00%-4.50%, 8/1/39-8/20/48	$(75,086,122)	$73,600,000	$73,613,845
Royal Bank of Canada	2.24	9/28/18	10/1/18	74,300,000	U.S. Government Agency. 3.00%-4.50%, 3/1/42-9/20/48	(75,800,147)	74,300,000	74,313,870
South Street Securities LLC	2.15	9/25/18	10/2/18	20,000,000	U.S. Government Agency, 1.91%-5.00%, 10/25/18-9/1/48	(20,407,310)	20,000,000	20,007,167
South Street Securities LLC	2.17	9/26/18	10/3/18	20,000,000	U.S. Government Agency, 2.50%-5.00%, 9/1/23-9/1/48	(20,406,148)	20,000,000	20,006,028
South Street Securities LLC	2.30	9/28/18	10/1/18	25,000,000	U.S. Government Agency, 4.00%-5.00%, 3/1/34-9/1/48	(25,504,888)	25,000,000	25,004,792
TD Securities (USA) LLC	2.18	9/27/18	10/4/18	3,000,000	U.S. Government Agency, 4.00%, 3/1/48	(3,060,742)	3,000,000	3,000,728
TD Securities (USA) LLC	2.24	9/28/18	10/1/18	9,000,000	U.S. Government Agency, 4.00%, 3/1/48	(9,181,714)	9,000,000	9,001,681
						$(308,478,309)	$301,100,000	$301,172,789

a. Includes accrued interest.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	15,295,885	179,144	—	15,475,029

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$15,475,029	$189,214	$—	$—

Glossary:
Definitions
FCPR DLY	Federal Reserve Bank Prime Loan Rate US Daily
SOFRRATE	United States Secured Overnight Financing Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

3        OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Government Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities in the annual and semiannual reports at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Agencies	$—	$203,679,952	$—	$203,679,952
Repurchase Agreements	—	301,100,000	—	301,100,000
Investment Company	15,475,029	—	—	15,475,029

Total Assets	$15,475,029	$504,779,952	$—	$520,254,981

For the reporting period, there were no transfers between levels.

4        OPPENHEIMER GOVERNMENT MONEY FUND/VA

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.
Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Repurchase Agreements

In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

Counterparty	Repurchase Agreement Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]

Repurchase Agreements
Credit Agricole Corp. & Investment Bank	$8,001,538	$(8,161,569)	$(160,031)
Deusche Bank Securities, Inc.	6,002,438	(6,602,682)	(600,244)
Deusche Bank Securities, Inc.	10,001,876	(11,002,063)	(1,000,187)
INTL FCStone Financial, Inc.	10,003,583	(10,203,655)	(200,072)
INTL FCStone Financial, Inc.	21,205,230	(21,631,056)	(425,826)
RBC Dominion Securities, Inc.	7,005,503	(7,145,613)	(140,110)
RBC Dominion Securities, Inc.	9,003,219	(9,183,283)	(180,064)
RBC Dominion Securities, Inc.	5,001,291	(5,101,317)	(100,026)
RBC Dominion Securities, Inc.	73,613,845	(75,086,122)	(1,472,277)
Royal Bank of Canada	74,313,870	(75,800,147)	(1,486,277)

5        OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Repurchase Agreements (Continued)

Counterparty	Repurchase Agreement Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]

South Street Securities LLC	$20,007,167	$(20,407,310)	$(400,143)
South Street Securities LLC	20,006,028	(20,406,148)	(400,120)
South Street Securities LLC	25,004,792	(25,504,888)	(500,096)
TD Securities (USA) LLC	3,000,728	(3,060,742)	(60,014)
TD Securities (USA) LLC	9,001,681	(9,181,714)	(180,033)

	$301,172,789	$(308,478,309)

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

6        OPPENHEIMER GOVERNMENT MONEY FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—2.5%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	$275,000	$277,715
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	44,172	44,158
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	135,000	134,846
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	180,000	179,797
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	510,000	507,294
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	673,000	665,949
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	505,000	505,061
Series 2017-2, Cl. D, 3.42%, 4/18/23	830,000	825,280
Series 2017-4, Cl. D, 3.08%, 12/18/23	375,000	367,535
Cabela’s Credit Card Master Note Trust:
Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	863,624
Series 2016-1, Cl. A2, 3.008%
[US0001M+85], 6/15/22[2]	1,690,000	1,698,417
Capital Auto Receivables Asset Trust,
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	110,000	108,816
CarFinance Capital Auto Trust, Series
2015-1A, Cl. A, 1.75%, 6/15/21[1]	6,891	6,886
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	174,633
Series 2015-3, Cl. D, 3.27%, 3/15/22	610,000	609,197
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	462,801
Series 2017-1, Cl. D, 3.43%, 7/17/23	630,000	625,295
Series 2017-4, Cl. D, 3.30%, 5/15/24	280,000	274,765
Series 2018-1, Cl. D, 3.37%, 7/15/24	195,000	191,356
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	635,000	624,499
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	240,000	236,783
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	70,000	69,022
CIG Auto Receivables Trust, Series 2017-
1A, Cl. A, 2.71%, 5/15/23[1]	200,452	199,128
Citibank Credit Card Issuance Trust,
Series 2014-A6, Cl. A6, 2.15%, 7/15/21	575,000	572,233
CNH Equipment Trust, Series 2017-C, Cl.
B, 2.54%, 5/15/25	185,000	180,154
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	68,059	67,898
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	275,000	273,426
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	470,000	465,410
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	370,000	366,712
CPS Auto Trust, Series 2017-A, Cl. B,
2.68%, 5/17/21[1]	60,000	59,872
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	565,000	556,076
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	360,000	357,151
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	510,000	503,771
Dell Equipment Finance Trust, Series
2017-2, Cl. B, 2.47%, 10/24/22[1]	190,000	187,235
Discover Card Execution Note Trust,
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	1,675,000	1,652,723
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	40,968	41,152
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	430,000	434,483
Series 2017-3, Cl. C, 2.80%, 7/15/22	315,000	314,235
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	355,000	354,740
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	610,000	612,397
Series 2018-1, Cl. D, 3.81%, 5/15/24	470,000	468,335
Series 2018-3, Cl. D, 4.30%, 9/16/24	175,000	176,526
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	239,518	240,910
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	200,000	205,370
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	180,000	179,691
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	440,000	439,818
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	415,000	420,785
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	495,000	496,128
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	460,000	458,802
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	380,000	385,436

	Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust: (Continued)
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	$560,000	$557,786
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	390,000	392,114
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	410,000	409,169
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	147,342	145,593
Exeter Automobile Receivables Trust,
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	405,000	402,562
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	70,000	70,184
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	980,000	1,014,245
GLS Auto Receivables Trust,
Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	743,053	740,272
GM Financial Automobile Leasing Trust,
Series 2017-3, Cl. C, 2.73%, 9/20/21	320,000	316,263
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1, Cl. C, 3.766%
[LIBOR01M+155], 6/27/22[1,2]	160,000	160,571
Series 2017-1, Cl. D, 4.516%
[LIBOR01M+230], 6/27/22[1,2]	185,000	185,219
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	918,774
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	300,237
Series 2017-1, Cl. D, 3.17%, 4/17/23	440,000	437,475
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	1,110,000	1,137,704
Series 2017-2, Cl. D, 3.49%, 7/17/23	190,000	189,533
Series 2017-3, Cl. D, 3.20%, 11/15/23	760,000	752,862
Series 2018-1, Cl. D, 3.32%, 3/15/24	290,000	284,459
Series 2018-2, Cl. D, 3.88%, 2/15/24	145,000	143,977
Santander Retail Auto Lease Trust,
Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	505,000	499,431
TCF Auto Receivables Owner Trust,
Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	284,016
United Auto Credit Securitization Trust,
Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	625,000	621,859
Verizon Owner Trust, Series 2017-3A, Cl.
A1A, 2.06%, 4/20/22[1]	500,000	492,978
Veros Automobile Receivables Trust,
Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	185,950	185,278
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	670,000	680,960
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	685,000	687,136
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	420,000	416,359
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	845,000	838,763
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	420,000	417,848
Series 2017-A, Cl. A, 2.12%, 3/15/24	1,125,000	1,105,968
Series 2017-B, Cl. A, 1.98%, 6/15/23	845,000	839,092
Series 2017-C, Cl. A, 2.31%, 8/15/24	1,130,000	1,108,978
Series 2018-A, Cl. A, 3.07%, 12/16/24	1,440,000	1,431,603

Total Asset-Backed Securities (Cost $38,509,420)		38,293,594
Mortgage-Backed Obligations—19.0%
Government Agency—11.4%
FHLMC/FNMA/FHLB/Sponsored—10.7%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	213,395	225,896
5.50%, 9/1/39	234,661	250,435
6.00%, 11/1/21	29,517	32,104
6.50%, 10/1/18-8/1/32	188,146	207,700
7.00%, 10/1/31-10/1/37	40,819	44,637
7.50%, 1/1/32	213,890	247,476
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 99.999%, 2/1/28[3]	4,733	960
Series 205, Cl. IO, 53.581%, 9/1/29[3]	25,555	5,458
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	58,335	9,908

1      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	$174,052	$183,471
Series 151, Cl. F, 9.00%, 5/15/21	1,282	1,316
Series 1674, Cl. Z, 6.75%, 2/15/24	85,508	90,039
Series 1897, Cl. K, 7.00%, 9/15/26	326,954	352,543
Series 2043, Cl. ZP, 6.50%, 4/15/28	137,790	150,365
Series 2106, Cl. FG, 2.608%
[LIBOR01M+45], 12/15/28[2]	240,808	241,460
Series 2122, Cl. F, 2.608%
[LIBOR01M+45], 2/15/29[2]	6,450	6,482
Series 2148, Cl. ZA, 6.00%, 4/15/29	136,223	145,923
Series 2195, Cl. LH, 6.50%, 10/15/29	97,301	105,170
Series 2326, Cl. ZP, 6.50%, 6/15/31	13,054	13,946
Series 2344, Cl. FP, 3.108%
[LIBOR01M+95], 8/15/31[2]	63,615	65,363
Series 2368, Cl. PR, 6.50%, 10/15/31	45,142	49,365
Series 2412, Cl. GF, 3.108%
[LIBOR01M+95], 2/15/32[2]	78,739	80,950
Series 2449, Cl. FL, 2.708%
[LIBOR01M+55], 1/15/32[2]	71,864	72,899
Series 2451, Cl. FD, 3.158%
[LIBOR01M+100], 3/15/32[2]	32,888	33,858
Series 2461, Cl. PZ, 6.50%, 6/15/32	161,455	173,642
Series 2464, Cl. FI, 3.158%
[LIBOR01M+100], 2/15/32[2]	31,029	31,768
Series 2470, Cl. AF, 3.158%
[LIBOR01M+100], 3/15/32[2]	56,427	58,092
Series 2470, Cl. LF, 3.158%
[LIBOR01M+100], 2/15/32[2]	31,753	32,510
Series 2477, Cl. FZ, 2.708%
[LIBOR01M+55], 6/15/31[2]	125,529	126,305
Series 2517, Cl. GF, 3.158%
[LIBOR01M+100], 2/15/32[2]	27,608	28,266
Series 2635, Cl. AG, 3.50%, 5/15/32	41,540	41,006
Series 2676, Cl. KY, 5.00%, 9/15/23	382,279	394,453
Series 2770, Cl. TW, 4.50%, 3/15/19	896	897
Series 3025, Cl. SJ, 16.836% [-3.667 x
LIBOR01M+2,475], 8/15/35[2]	77,425	107,768
Series 3815, Cl. BD, 3.00%, 10/15/20	226	226
Series 3848, Cl. WL, 4.00%, 4/15/40	100,849	101,201
Series 3857, Cl. GL, 3.00%, 5/15/40	4,990	4,983
Series 3917, Cl. BA, 4.00%, 6/15/38	55,501	55,640
Series 4221, Cl. HJ, 1.50%, 7/15/23	146,071	142,155
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[3]	6,400	607
Series 2079, Cl. S, 99.999%, 7/17/28[3]	11,649	1,333
Series 2136, Cl. SG, 34.589%, 3/15/29[3]	347,899	39,993
Series 2399, Cl. SG, 99.999%, 12/15/26[3]	182,183	19,612
Series 2437, Cl. SB, 45.463%, 4/15/32[3]	591,401	78,774
Series 2526, Cl. SE, 53.357%, 6/15/29[3]	12,280	1,707
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	130,179	16,504
Series 2795, Cl. SH, 66.632%, 3/15/24[3]	219,316	13,068
Series 2920, Cl. S, 50.365%, 1/15/35[3]	140,577	17,467
Series 2922, Cl. SE, 19.979%, 2/15/35[3]	23,078	2,708
Series 2981, Cl. AS, 2.168%, 5/15/35[3]	210,669	20,665
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	267,690	35,225
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	92,817	13,536
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	29,009	2,253
Series 3450, Cl. BI, 11.356%, 5/15/38[3]	148,585	18,861
Series 3606, Cl. SN, 13.252%, 12/15/39[3]	44,995	5,124
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	5,131	23
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	272	1
Federal National Mortgage Assn.:
2.50%, 10/1/48[5]	5,535,000	5,340,951
3.00%, 10/1/33-10/1/48[5]	12,150,000	11,770,306
3.50%, 10/1/33-10/1/48[5]	25,715,000	25,462,281

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.: (Continued)
4.00%, 10/1/33-10/1/48[5]	$12,785,000	$12,954,658
4.50%, 10/1/48[5]	86,485,000	89,231,578
5.00%, 10/1/48[5]	9,275,000	9,738,025
Federal National Mortgage Assn. Pool:
5.00%, 7/1/19-7/1/33	245,705	260,299
5.50%, 4/1/21-5/1/36	137,549	147,152
6.50%, 12/1/29-1/1/34	397,850	437,048
7.00%, 1/1/30-6/1/34	504,144	564,616
7.50%, 2/1/27-3/1/33	669,726	760,980
8.50%, 7/1/32	506	513
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 99.999%, 3/25/23[3]	62,223	6,963
Series 221, Cl. 2, 99.999%, 5/25/23[3]	7,370	905
Series 254, Cl. 2, 99.999%, 1/25/24[3]	127,852	18,286
Series 301, Cl. 2, 19.934%, 4/25/29[3]	27,495	5,674
Series 313, Cl. 2, 99.999%, 6/25/31[3]	281,184	65,529
Series 319, Cl. 2, 0.923%, 2/25/32[3]	132,873	29,789
Series 321, Cl. 2, 25.362%, 4/25/32[3]	40,398	9,560
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	40,596	9,814
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	78,566	18,396
Series 331, Cl. 5, 2.405%, 2/25/33[3]	152,060	27,249
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	645,860	151,717
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	122,770	25,992
Series 339, Cl. 15, 4.996%, 10/25/33[3]	359,252	79,138
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	114,019	26,205
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	69,202	16,877
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	125,126	24,674
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	88,595	18,283
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	43,591	9,600
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	57,752	11,931
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-
Through Certificates:
Series 1999-54, Cl. LH, 6.50%, 11/25/29	83,566	89,933
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	71,692	77,527
Series 2002-29, Cl. F, 3.216%
[LIBOR01M+100], 4/25/32[2]	34,963	35,826
Series 2002-64, Cl. FJ, 3.216%
[LIBOR01M+100], 4/25/32[2]	10,766	11,032
Series 2002-68, Cl. FH, 2.665%
[LIBOR01M+50], 10/18/32[2]	23,072	23,179
Series 2002-84, Cl. FB, 3.216%
[LIBOR01M+100], 12/25/32[2]	147,354	151,132
Series 2002-90, Cl. FH, 2.716%
[LIBOR01M+50], 9/25/32[2]	82,444	82,778
Series 2003-11, Cl. FA, 3.216%
[LIBOR01M+100], 9/25/32[2]	147,358	150,261
Series 2003-112, Cl. AN, 4.00%, 11/25/18	1	1
Series 2003-116, Cl. FA, 2.616%
[LIBOR01M+40], 11/25/33[2]	15,480	15,497
Series 2004-25, Cl. PC, 5.50%, 1/25/34	5,060	5,074
Series 2005-109, Cl. AH, 5.50%, 12/25/25	535,473	553,751
Series 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	603,782
Series 2005-71, Cl. DB, 4.50%, 8/25/25	75,634	76,933
Series 2006-11, Cl. PS, 16.442% [-3.667
x LIBOR01M+2,456.67], 3/25/36[2]	73,939	103,363
Series 2006-46, Cl. SW, 16.075%
[-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	113,124	152,559
Series 2008-75, Cl. DB, 4.50%, 9/25/23	1,268	1,267
Series 2009-113, Cl. DB, 3.00%, 12/25/20	10,438	10,422
Series 2009-36, Cl. FA, 3.156%
[LIBOR01M+94], 6/25/37[2]	20,176	20,647
Series 2009-70, Cl. TL, 4.00%, 8/25/19	829	829
Series 2010-43, Cl. KG, 3.00%, 1/25/21	9,968	9,958
Series 2011-122, Cl. EC, 1.50%, 1/25/20	6,668	6,616

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates: (Continued)
Series 2011-15, Cl. DA, 4.00%, 3/25/41	$45,489	$44,898
Series 2011-3, Cl. EL, 3.00%, 5/25/20	10,824	10,805
Series 2011-3, Cl. KA, 5.00%, 4/25/40	125,206	129,363
Series 2011-38, Cl. AH, 2.75%, 5/25/20	23	23
Series 2011-6, Cl. BA, 2.75%, 6/25/20	5,267	5,293
Series 2011-82, Cl. AD, 4.00%, 8/25/26	33,796	33,797
Series 2012-20, Cl. FD, 2.616%
[LIBOR01M+40], 3/25/42[2]	183,226	183,529
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 34.477%, 11/18/31[3]	37,617	6,086
Series 2001-63, Cl. SD, 49.688%, 12/18/31[3]	9,864	1,404
Series 2001-68, Cl. SC, 39.941%, 11/25/31[3]	7,076	1,081
Series 2001-81, Cl. S, 41.965%, 1/25/32[3]	8,353	1,349
Series 2002-28, Cl. SA, 30.544%, 4/25/32[3]	6,142	995
Series 2002-38, Cl. SO, 63.053%, 4/25/32[3]	41,274	5,490
Series 2002-48, Cl. S, 37.323%, 7/25/32[3]	9,211	1,600
Series 2002-52, Cl. SL, 28.776%, 9/25/32[3]	6,172	1,042
Series 2002-56, Cl. SN, 38.475%, 7/25/32[3]	12,658	2,199
Series 2002-77, Cl. IS, 52.059%, 12/18/32[3]	70,318	11,700
Series 2002-77, Cl. SH, 41.246%, 12/18/32[3]	12,136	1,812
Series 2002-9, Cl. MS, 27.026%, 3/25/32[3]	11,105	1,940
Series 2003-13, Cl. IO, 45.882%, 3/25/33[3]	122,014	28,690
Series 2003-26, Cl. DI, 52.866%, 4/25/33[3]	102,017	26,084
Series 2003-33, Cl. SP, 29.785%, 5/25/33[3]	66,751	12,429
Series 2003-4, Cl. S, 18.912%, 2/25/33[3]	18,880	3,353
Series 2004-56, Cl. SE, 2.94%, 10/25/33[3]	316,487	49,965
Series 2005-12, Cl. SC, 27.457%, 3/25/35[3]	10,531	1,385
Series 2005-14, Cl. SE, 43.063%, 3/25/35[3]	390,174	39,761
Series 2005-40, Cl. SA, 45.011%, 5/25/35[3]	336,824	40,895
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	539,046	56,546
Series 2005-52, Cl. JH, 25.656%, 5/25/35[3]	194,412	21,550
Series 2005-63, Cl. SA, 34.029%, 10/25/31[3]	18,430	2,258
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	371,338	47,410
Series 2007-88, Cl. XI, 0.00%, 6/25/37[3,4]	372,637	52,027
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	24,592	1,897
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	1,004	50
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	36,545	551
Series 2011-96, Cl. SA, 6.033%, 10/25/41[3]	153,549	21,266
Series 2012-134, Cl. SA, 1.667%, 12/25/42[3]	498,583	78,624
Series 2012-40, Cl. PI, 9.614%, 4/25/41[3]	813,120	128,982

		164,669,582

	Principal Amount	Value
GNMA/Guaranteed—0.7%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	$47,346	$50,815
8.00%, 5/15/26	8,046	8,066
Government National Mortgage Assn. II Pool:
3.125% [H15T1Y+150], 11/20/25[2]	2,051	2,106
3.50%, 10/1/48[5]	11,310,000	11,247,044
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 38.826%, 4/16/37[3]	199,212	25,640
Series 2011-52, Cl. HS, 18.861%, 4/16/41[3]	335,858	35,274

		11,368,945
Non-Agency—7.6%
Commercial—3.3%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 3.41%
[H15T1Y+210], 9/26/35[1,2]	31,426	31,580
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	45,388	45,264
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.08%, 1/15/51[3]	5,741,731	219,990
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 14.67%, 11/13/50[3]	2,314,108	139,383
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.67%, 1/25/36[6]	11,831	11,241
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	260,810	257,890
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	270,000	271,379
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 13.843%, 10/12/50[3]	6,136,384	438,442
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	49,090	48,343
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	103,074	103,008
Series 2013-CR13, Cl. ASB, 3.706%, 11/10/46	510,000	515,636
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	960,000	941,414
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	870,000	876,259
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	180,000	179,751
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	25,000	25,245
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	455,000	464,789
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	1,600,000	1,613,041
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	305,000	304,121
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 22.173%, 12/10/45[3]	2,577,214	136,824
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.353%, 6/25/36[6]	47,652	45,883
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.385% [US0001M+22], 7/22/36[1,2]	5,060,144	4,891,419
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	3	1

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 4.005%, 5/25/45[1,6]	$4,165,000	$4,129,892
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,6]	135,000	132,608
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,6]	95,000	92,188
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,6]	1,460,000	1,405,620
Series 2013-K28, Cl. C, 3.61%, 6/25/46[1,6]	2,330,000	2,285,320
Series 2013-K29, Cl. C, 3.601%, 5/25/46[1,6]	2,300,000	2,233,602
Series 2013-K713, Cl. C, 3.263%, 4/25/46[1,6]	535,000	531,509
Series 2014-K714, Cl. C, 3.981%, 1/25/47[1,6]	400,000	400,266
Series 2015-K44, Cl. B, 3.809%, 1/25/48[1,6]	2,310,000	2,243,887
Series 2015-K45, Cl. B, 3.714%, 4/25/48[1,6]	4,646,000	4,488,844
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,6]	280,000	271,786
Series 2017-K724, Cl. B, 3.601%, 11/25/23[1,6]	1,535,000	1,479,516
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	1,200,000	1,200,766
GS Mortgage Securities Trust:
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	88,593	87,458
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	160,000	166,417
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	235,000	235,960
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	352,542	352,102
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	60,000	59,078
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	855,000	844,699
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	820,000	846,242
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	235,000	229,888
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	125,021	123,180
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	630,000	635,258
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	600,000	584,941
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.919%, 7/25/35[6]	47,869	49,330
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.231%, 7/26/36[1,6]	2,301,500	2,334,511
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	200,000	202,231
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	295,000	294,592
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	110,000	110,811
Series 2014-C24, Cl. B, 4.116%, 11/15/47[6]	680,000	682,155
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	1,720,000	1,736,328
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	1,515,000	1,509,343

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	$248,635	$244,584
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	570,000	561,170
Series 2014-C14, Cl. B, 4.792%, 2/15/47[6]	240,000	248,913
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 12.831%, 12/15/50[3]	2,020,150	116,652
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1A, 3.107%, 11/26/36[1,6]	5,437	5,426
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.528%, 6/26/46[1,6]	55,277	55,179
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 4.315%, 8/25/34[6]	2,129,862	2,141,264
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.17%, 11/15/50[3]	3,819,689	246,125
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.05%, 5/10/63[1,6]	930,000	782,741
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	940,000	924,631
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.503%, 12/15/50[3]	2,801,931	184,183
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	640,000	629,725
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	490,000	498,191
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	120,000	120,342
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[6]	395,000	403,851
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 28.337%, 3/15/44[1,3]	3,050,832	85,426

		50,789,634
Multi-Family—0.0%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 3.166%
[US0001M+95], 5/25/24[2]	214,858	215,270
Series 2017-C04, Cl. 2M1, 3.066%
[US0001M+85], 11/25/29[2]	692,344	694,954

		910,224
Residential—4.3%
Banc of America Funding Trust, Series 2014- R7, Cl. 3A1, 3.964%, 3/26/36[1,6]	30,418	30,594
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	38,525	38,950
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	526,258	525,148
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	501,807	503,459
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 4.026%, 5/25/35[6]	581,670	588,075
Series 2006-AR1, Cl. 1A1, 4.28%
[H15T1Y+240], 10/25/35[2]	170,283	172,574
Series 2009-8, Cl. 7A2, 3.964%, 3/25/36[1,6]	7,371,224	7,448,537
Series 2014-8, Cl. 1A2, 2.455%
[US0001M+29], 7/20/36[1,2]	3,400,000	3,354,408
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.216%
[US0001M+300], 7/25/24[2]	854,643	917,052

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2016-C03, Cl. 1M1, 4.216%
[US0001M+200], 10/25/28[2]	$171,776	$173,849
Series 2016-C07, Cl. 2M1, 3.516%
[US0001M+130], 5/25/29[2]	292,110	293,110
Series 2017-C01, Cl. 1M2, 5.766%
[US0001M+355], 7/25/29[2]	4,140,000	4,524,451
Series 2017-C02, Cl. 2M1, 3.366%
[US0001M+115], 9/25/29[2]	1,053,945	1,060,659
Series 2017-C03, Cl. 1M1, 3.166%
[US0001M+95], 10/25/29[2]	989,547	996,033
Series 2017-C06, Cl. 1M1, 2.966%
[US0001M+75], 2/25/30[2]	231,145	231,660
Series 2017-C07, Cl. 1M1, 2.866%
[US0001M+65], 5/25/30[2]	563,395	564,442
Series 2017-C07, Cl. 1M2, 4.616%
[US0001M+240], 5/25/30[2]	580,000	601,512
Series 2017-C07, Cl. 2M1, 2.866%
[US0001M+65], 5/25/30[2]	216,134	216,254
Series 2018-C01, Cl. 1M1, 2.816%
[US0001M+60], 7/25/30[2]	768,508	769,892
Series 2018-C02, Cl. 2M1, 2.866%
[US0001M+65], 8/25/30[2]	278,080	278,534
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 2.388%
[US0001M+23], 12/15/35[2]	23,597	23,257
Series 2006-H, Cl. 2A1A, 2.308%
[US0001M+15], 11/15/36[2]	19,491	15,145
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.354%, 7/25/35[6]	10,735	10,827
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.526% [US0001M+31], 7/25/35[2]	16,425	16,409
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.316% [US0001M+10], 8/25/36[2]	857,269	448,100
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	12,597	11,243
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	1,778,111	1,663,634
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.466%
[US0001M+425], 11/25/23[2]	917,223	1,023,459
Series 2014-DN1, Cl. M3, 6.716%
[US0001M+450], 2/25/24[2]	815,000	943,219
Series 2014-DN2, Cl. M3, 5.816%
[US0001M+360], 4/25/24[2]	840,000	934,366
Series 2014-HQ2, Cl. M3, 5.966%
[US0001M+375], 9/25/24[2]	915,000	1,050,586
Series 2015-HQA2, Cl. M2, 5.016%
[US0001M+280], 5/25/28[2]	283,623	291,918
Series 2016-DNA1, Cl. M2, 5.116%
[US0001M+290], 7/25/28[2]	335,114	343,397
Series 2016-DNA3, Cl. M3, 7.216%
[US0001M+500], 12/25/28[2]	3,845,000	4,502,808
Series 2016-DNA4, Cl. M1, 3.016%
[US0001M+80], 3/25/29[2]	58,360	58,392
Series 2016-DNA4, Cl. M3, 6.016%
[US0001M+380], 3/25/29[2]	5,570,000	6,278,526
Series 2016-HQA3, Cl. M1, 3.016%
[US0001M+80], 3/25/29[2]	387,128	387,501
Series 2016-HQA3, Cl. M3, 6.066%
[US0001M+385], 3/25/29[2]	3,400,000	3,862,260
Series 2016-HQA4, Cl. M1, 3.016%
[US0001M+80], 4/25/29[2]	307,740	308,008
Series 2016-HQA4, Cl. M3, 6.116%
[US0001M+390], 4/25/29[2]	4,580,000	5,184,945
Series 2017-DNA1, Cl. M2, 5.466%
[US0001M+325], 7/25/29[2]	4,400,000	4,821,334

	Principal Amount		Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2017-HQA1, Cl. M1, 3.416%
[US0001M+120], 8/25/29[2]		$1,642,447	$1,654,059
Series 2017-HQA2, Cl. M1, 3.016%
[US0001M+80], 12/25/29[2]		470,442	471,700
Series 2017-HQA3, Cl. M1, 2.766%
[US0001M+55], 4/25/30[2]		1,080,075	1,080,354
Series 2018-DNA1, Cl. M1, 2.666%
[US0001M+45], 7/25/30[2]		1,589,524	1,587,852
Series 2018-DNA1, Cl. M2, 4.016% [US0001M+180], 7/25/30[2]		1,200,000	1,193,956
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 3.848%, 10/25/33[6]		56,820	57,791
Series 2005-AR16, Cl. 1A1, 3.445%, 12/25/35[6]		7,942	7,983
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.842%, 2/25/35[6]		777,673	798,927
Series 2005-AR15, Cl. 1A2, 4.676%, 9/25/35[6]		119,790	117,128
Series 2005-AR15, Cl. 1A6, 4.676%, 9/25/35[6]		1,450,149	1,407,823
Series 2005-AR4, Cl. 2A2, 4.005%, 4/25/35[6]		6,646	6,711
Series 2006-AR10, Cl. 1A1, 4.263%, 7/25/36[6]		147,786	145,164
Series 2006-AR10, Cl. 5A5, 4.231%, 7/25/36[6]		260,562	265,054
Series 2006-AR2, Cl. 2A3, 3.964%, 3/25/36[6]		1,261,643	1,279,452
Series 2006-AR7, Cl. 2A4, 4.323%, 5/25/36[6]		703,355	721,945

			66,264,426

Total Mortgage-Backed Obligations (Cost $289,571,039)			294,002,811
Foreign Government Obligations—17.0%
Angola—0.3%
Republic of Angola, 9.375% Sr. Unsec. Nts., 5/8/48[1]		4,525,000	4,797,541
Argentina—1.0%
Argentine Republic:
5.875% Sr. Unsec. Nts., 1/11/28		4,130,000	3,281,285
6.875% Sr. Unsec. Nts., 4/22/21		1,515,000	1,453,279
6.875% Sr. Unsec. Nts., 1/26/27		1,525,000	1,300,063
6.875% Sr. Unsec. Nts., 1/11/48		1,785,000	1,383,375
7.50% Sr. Unsec. Nts., 4/22/26		8,345,000	7,447,912
16.00% Bonds, 10/17/23	ARS	9,285,000	182,522
18.20% Unsec. Nts., 10/3/21	ARS	9,285,000	182,036

			15,230,472
Brazil—0.8%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	11,000,000	2,751,010
10.00% Unsec. Nts., 1/1/25	BRL	26,900,000	6,279,197
10.00% Unsec. Nts., 1/1/27	BRL	11,500,000	2,612,656
18.447% Unsec. Nts., 5/15/45[15]	BRL	850,000	664,065

			12,306,928
Chile—0.5%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	4,818,500,000	7,441,408
Colombia—0.8%
Republic of Colombia:
3.875% Sr. Unsec. Nts., 4/25/27		495,000	480,769
4.00% Sr. Unsec. Nts., 2/26/24		435,000	435,544
6.125% Sr. Unsec. Nts., 1/18/41		1,615,000	1,833,025
Series B, 6.25% Sr. Unsec. Nts., 11/26/25	COP	8,700,000,000	2,902,769
Series B, 7.50% Bonds, 8/26/26	COP	12,830,000,000	4,561,271

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Colombia (Continued)
Republic of Colombia: (Continued)
Series B, 10.00% Bonds, 7/24/24	COP	5,146,000,000	$2,048,753

			12,262,131
Dominican Republic—0.7%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		8,420,000	8,607,345
6.00% Sr. Unsec. Nts., 7/19/28[1]		970,000	988,770
6.85% Sr. Unsec. Nts., 1/27/45[1]		930,000	945,112

			10,541,227
Ecuador—0.2%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[1]		815,000	735,802
8.875% Sr. Unsec. Nts., 10/23/27[1]		1,660,000	1,580,030
9.65% Sr. Unsec. Nts., 12/13/26[1]		985,000	984,458

			3,300,290
Egypt—0.5%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	1,900,000	2,124,431
5.577% Sr. Unsec. Nts., 2/21/23[1]		715,000	694,854
6.125% Sr. Unsec. Nts., 1/31/22[1]		965,000	967,644
6.588% Sr. Unsec. Nts., 2/21/28[1]		1,445,000	1,385,946
7.903% Sr. Unsec. Nts., 2/21/48[1]		305,000	291,980
8.50% Sr. Unsec. Nts., 1/31/47[1]		1,450,000	1,459,583
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	29,000,000	1,533,231

			8,457,669
Gabon—0.1%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		1,665,000	1,579,919
Ghana—0.3%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[1]		2,885,000	2,898,583
8.627% Sr. Unsec. Nts., 6/16/49[1]		1,440,000	1,447,200

			4,345,783
Greece—1.7%
Hellenic Republic:
Bonds, 10/15/42[6]	EUR	30,230,000	116,352
3.90% Bonds, 1/30/33[7]	EUR	17,586,000	18,686,637
4.00% Bonds, 1/30/37[7]	EUR	7,215,000	7,329,016

			26,132,005
Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		465,000	479,578
8.75% Sr. Unsec. Nts., 12/16/20[1]		405,000	443,900

			923,478
Hungary—0.1%
Hungary:
Series 25/B, 5.50% Bonds, 6/24/25	HUF	160,840,000	664,344
Series 27/A, 3.00% Bonds, 10/27/27	HUF	400,000,000	1,378,697

			2,043,041
India—1.3%
Republic of India:
7.59% Sr. Unsec. Nts., 1/11/26	INR	600,000,000	8,043,973
8.20% Sr. Unsec. Nts., 2/15/22	INR	600,000,000	8,324,026
8.20% Sr. Unsec. Nts., 9/24/25	INR	270,600,000	3,752,627

			20,120,626
Indonesia—1.1%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		525,000	526,969
4.55% Sr. Unsec. Nts., 3/29/26[1]		790,000	788,025
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		905,000	863,909
4.125% Sr. Unsec. Nts., 1/15/25[1]		490,000	483,174

	Principal Amount		Value
Indonesia (Continued)
Republic of Indonesia: (Continued)
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	104,095,000,000	$7,090,370
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	112,480,000,000	7,004,761

			16,757,208
Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		615,000	584,468
6.752% Sr. Unsec. Nts., 3/9/23[1]		800,000	801,488

			1,385,956
Ivory Coast—0.0%
Republic of Cote d’Ivoire, 6.625% Sr.
Unsec. Nts., 3/22/48[1]	EUR	331,000	360,415
Kenya—0.0%
Republic of Kenya, 8.25% Sr. Unsec. Nts., 2/28/48[1]		500,000	484,155
Mexico—1.4%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		920,000	877,910
Series M, 5.75% Bonds, 3/5/26	MXN	54,445,000	2,568,929
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	340,000,000	18,359,528

			21,806,367
Mongolia—0.1%
Mongolia, 5.625% Sr. Unsec. Nts., 5/1/23[1]		1,455,000	1,416,360
Nigeria—0.2%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[1]		2,100,000	2,057,685
7.696% Sr. Unsec. Nts., 2/23/38[1]		1,610,000	1,582,018

			3,639,703
Oman—0.2%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[1]		3,185,000	3,109,264
Peru—0.4%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	5,345,000	1,689,342
6.15% Sr. Unsec. Nts., 8/12/32[1,7]	PEN	4,370,000	1,352,719
6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	8,640,000	2,755,700

			5,797,761
Poland—0.3%
Republic of Poland:
Series 0422, 2.25% Bonds, 4/25/22	PLN	13,800,000	3,759,006
Series 0725, 3.25% Bonds, 7/25/25	PLN	5,000,000	1,382,530

			5,141,536
Russia—0.1%
Russian Federation, Series 6209, 7.60% Bonds, 7/20/22	RUB	66,585,000	1,005,210
Senegal—0.1%
Republic of Senegal:
6.25% Unsec. Nts., 5/23/33[1]		460,000	430,595
6.75% Sr. Unsec. Nts., 3/13/48[1]		835,000	748,744

			1,179,339
Serbia—0.1%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[1]		1,815,000	1,823,668
South Africa—2.3%
Republic of South Africa:
4.30% Sr. Unsec. Nts., 10/12/28		7,955,000	7,151,442
5.375% Sr. Unsec. Nts., 7/24/44		715,000	641,999
5.65% Sr. Unsec. Nts., 9/27/47		605,000	553,381
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,500,000	1,554,893
Series 2030, 8.00% Bonds, 1/31/30	ZAR	77,000,000	4,924,787

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
South Africa (Continued)
Republic of South Africa: (Continued)
Series 2037, 8.50% Bonds, 1/31/37	ZAR	107,000,000	$6,739,489
Series 2048, 8.75% Bonds, 2/28/48	ZAR	15,000,000	943,270
Series R186, 10.50% Bonds, 12/21/26		ZAR 151,675,000	11,629,849
Series R214, 6.50% Bonds, 2/28/41	ZAR	25,000,000	1,231,825

			35,370,935
Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		1,450,000	1,414,404
5.875% Sr. Unsec. Nts., 7/25/22[1]		1,350,000	1,329,792
6.00% Sr. Unsec. Nts., 1/14/19[1]		1,390,000	1,392,931
6.25% Sr. Unsec. Nts., 10/4/20[1]		465,000	469,081
6.75% Sr. Unsec. Nts., 4/18/28[1]		990,000	960,227

			5,566,435
Thailand—0.5%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	65,400,000	1,998,180
2.125% Sr. Unsec. Nts., 12/17/26	THB	210,000,000	6,248,526

			8,246,706
Turkey—0.5%
Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	10,570,000	1,717,268
10.60% Bonds, 2/11/26	TRY	5,000,000	568,342
10.70% Bonds, 2/17/21	TRY	22,045,000	2,783,432
11.00% Bonds, 2/24/27	TRY	4,750,000	550,944
12.40% Bonds, 3/8/28	TRY	17,500,000	2,267,568

			7,887,554
Ukraine—0.6%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/20[7]		885,000	893,850
7.75% Sr. Unsec. Nts., 9/1/23[7]		2,050,000	2,017,456
7.75% Sr. Unsec. Nts., 9/1/24[7]		1,295,000	1,259,609
7.75% Sr. Unsec. Nts., 9/1/25[7]		900,000	859,001
7.75% Sr. Unsec. Nts., 9/1/26[7]		2,940,000	2,772,655
7.75% Sr. Unsec. Nts., 9/1/27[7]		1,645,000	1,534,130

			9,336,701
Uruguay—0.2%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		2,660,000	2,723,175
9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	13,555,000	405,581

			3,128,756

Total Foreign Government Obligations (Cost $287,351,478)			262,926,547
Corporate Loans—0.4%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.826% [LIBOR12+275], 8/25/21[2]		273,615	274,213
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.992% 2/27/23[6]		548,625	559,427
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.742% [LIBOR12+450], 4/6/24[2]		588,525	591,653
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.827% [LIBOR4+675], 1/30/19[2,8]		800,000	603,064
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.569% [LIBOR4+425], 6/23/23[2]		389,870	359,265
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.886% [LIBOR4+550], 9/30/22[2]		273,604	267,585

	Principal Amount	Value
Corporate Loans (Continued)
Murray Energy Corp., Sr. Sec.
Credit Facilities 1st Lien Term Loan, Tranche B2, 9.327% [LIBOR12+725], 10/17/22[2]	$1,579,023	$1,451,999
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.33% [LIBOR12+325], 10/25/20[2]	1,046,728	974,650
PetSmart, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 5.09% [LIBOR12+300], 3/11/22[2]	274,291	240,098
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.06% [LIBOR12+400], 3/29/21[2]	306,869	294,210

Total Corporate Loans (Cost $5,653,396)		5,616,164
Corporate Bonds and Notes—38.8%
Consumer Discretionary—5.8%
Auto Components—0.2%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	1,100,000	1,099,560
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[9]	250,000	246,562
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	705,000	720,193
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	520,000	490,880
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	345,000	359,918
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	360,000	320,850

		3,237,963
Automobiles—0.1%
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	690,000	569,112
Williams Scotsman International, Inc., 6.875% Sr. Sec. Nts., 8/15/23[1]	560,000	557,200

		1,126,312
Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	387,000	389,616
Diversified Consumer Services—0.1%
Cengage Learning, Inc., 9.50% Sr.
Unsec. Nts., 6/15/24[1]	140,000	121,275
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	275,000	270,875
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	510,000	489,600

		881,750
Entertainment—0.3%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	705,000	677,329
5.875% Sr. Sub. Nts., 11/15/26	760,000	729,600
6.125% Sr. Sub. Nts., 5/15/27	520,000	500,890
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	495,000	489,431
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	1,215,000	1,251,450
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	550,000	556,875
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28[1]	275,000	276,188
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	665,000	661,675

		5,143,438

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure—1.7%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	$785,000	$747,030
5.00% Sec. Nts., 10/15/25[1]	1,335,000	1,281,613
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	745,000	731,962
5.00% Sr. Unsec. Nts., 2/1/28[1]	815,000	800,737
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	690,000	698,625
6.375% Sr. Unsec. Nts., 4/1/26	220,000	227,040
Caesars Resort Collection LLC/CRC
Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	820,000	783,100
CEC Entertainment, Inc., 8.00% Sr.
Unsec. Nts., 2/15/22	670,000	609,700
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%
Sr. Sec. Nts., 2/15/23[9]	330,000	339,075
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	540,000	548,775
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	390,000	411,450
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	1,370,000	1,393,126
8.75% Sr. Sub. Nts., 10/1/25[1]	1,160,000	1,218,905
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	425,000	412,378
5.125% Sr. Unsec. Nts., 5/1/26[1]	550,000	549,313
Hilton Grand Vacations Borrower LLC/
Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	700,000	720,125
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	1,130,000	1,175,200
IRB Holding Corp., 6.75% Sr. Unsec.
Nts., 2/15/26[1]	270,000	265,275
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC: 4.75% Sr. Unsec. Nts., 6/1/27[1]	435,000	419,231
5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	995,746
Marriott Ownership Resorts, Inc., 6.50% Sr. Unsec. Nts., 9/15/26[1]	280,000	288,092
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	1,230,000	1,166,987
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer,
Inc., 5.625% Sr. Unsec. Nts., 5/1/24	925,000	951,594
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	510,000	513,570
6.00% Sr. Unsec. Nts., 3/15/23	855,000	887,063
6.625% Sr. Unsec. Nts., 12/15/21	405,000	430,110
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	780,000	767,325
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	725,000	701,220
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	875,000	846,563
Premier Cruises Ltd., 11.00% Sr. Unsec. Nts., 3/15/08[1,8,10]	250,000	—
Sands China Ltd., 5.125% Sr. Unsec. Nts., 8/8/25[1]	490,000	489,508
Scientific Games International, Inc.: 5.00% Sr. Sec. Nts., 10/15/25[1]	1,280,000	1,219,200
10.00% Sr. Unsec. Nts., 12/1/22	1,387,000	1,474,825
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	500,000	491,000
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	285,000	269,952

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Viking Cruises Ltd., 5.875% Sr. Unsec.
Nts., 9/15/27[1]	$560,000	$547,848
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	390,000	362,700
5.50% Sr. Unsec. Nts., 3/1/25[1]	275,000	266,406
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	135,000	127,425
5.50% Sr. Unsec. Nts., 10/1/27[1]	135,000	126,731
		26,256,525
Household Durables—0.7%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[1]	495,000	452,285
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	1,240,000	1,282,098
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	935,000	799,425
6.75% Sr. Unsec. Nts., 3/15/25	1,680,000	1,562,064
7.25% Sr. Unsec. Nts., 2/1/23	43,000	42,570
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	670,000	723,600
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	95,000	93,262
4.75% Sr. Unsec. Nts., 5/30/25	840,000	822,150
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	795,000	751,275
MDC Holdings, Inc., 6.00% Sr. Unsec.
Nts., 1/15/43	800,000	686,000
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	525,000	499,406
5.50% Sr. Unsec. Nts., 3/1/26	740,000	739,075
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[9]	830,000	840,375
Toll Brothers Finance Corp.: 4.375% Sr. Unsec. Nts., 4/15/23	180,000	179,100
4.875% Sr. Unsec. Nts., 3/15/27	130,000	124,800
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	1,020,000	952,425
6.00% Sr. Unsec. Nts., 9/1/23	550,000	533,500
		11,083,410
Media—1.9%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	205,000	207,050
7.50% Sr. Sec. Nts., 5/15/26[1]	480,000	469,200
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	695,000	708,031
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	580,000	582,784
8.125% Sr. Sec. Nts., 2/1/27[1]	560,000	576,800
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[1]	205,000	200,285
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[1]	205,000	204,897
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	530,000	509,897
5.00% Sr. Unsec. Nts., 4/1/24	275,000	271,562
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,362,000	1,467,555
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	460,000	473,800
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	265,000	254,347
5.00% Sr. Unsec. Nts., 2/1/28[1]	840,000	791,616
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,040,000	988,634
5.375% Sr. Unsec. Nts., 5/1/25[1]	205,000	203,975
5.75% Sr. Unsec. Nts., 2/15/26[1]	1,315,000	1,323,219

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Media (Continued)
CCO Holdings LLC/CCO Holdings Capital Corp.: (Continued) 5.875% Sr. Unsec. Nts., 4/1/24[1]	$325,000	$332,719
5.875% Sr. Unsec. Nts., 5/1/27[1]	205,000	203,718
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	265,000	274,858
Clear Channel Worldwide Holdings, Inc.: 6.50% Sr. Unsec. Nts., Series B, 11/15/22	1,465,000	1,502,167
7.625% Sr. Sub. Nts., Series B, 3/15/20	1,505,000	1,514,406
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	715,000	700,700
5.50% Sr. Unsec. Nts., 4/15/27[1]	750,000	731,535
10.875% Sr. Unsec. Nts., 10/15/25[1]	722,000	840,228
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	2,280,000	2,057,700
7.75% Sr. Unsec. Nts., 7/1/26	250,000	237,812
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	760,000	736,250
5.875% Sr. Unsec. Nts., 7/15/26[1]	1,370,000	1,361,438
iHeartCommunications, Inc., 9.00% Sr.
Sec. Nts., 12/15/19	1,455,000	1,102,162
MDC Partners, Inc., 6.50% Sr. Unsec.
Nts., 5/1/24[1]	255,000	228,225
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	250,000	256,875
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,095,000	1,074,469
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	775,000	693,625
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	715,000	706,885
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	650,000	659,750
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	265,000	246,119
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	725,000	744,031
Univision Communications, Inc.: 5.125% Sr. Sec. Nts., 5/15/23[1]	245,000	235,200
5.125% Sr. Sec. Nts., 2/15/25[1]	1,435,000	1,345,313
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	135,000	135,170
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	705,000	699,713
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	1,590,000	1,495,793

		29,350,513
Multiline Retail—0.1%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	525,000	464,625
7.40% Sr. Unsec. Nts., 4/1/37	270,000	109,350
8.625% Sec. Nts., 3/15/25[1]	865,000	583,875
Neiman Marcus Group Ltd. LLC, 8.00% Sr. Unsec. Nts., 10/15/21[1]	280,000	185,325

		1,343,175
Specialty Retail—0.6%
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19[8,9]	405,000	253,125
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	400,000	390,000
8.25% Sr. Unsec. Nts., 4/15/25[1]	825,000	804,375
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	685,000	685,856
6.75% Sr. Unsec. Nts., 3/15/21[1]	1,180,000	1,211,270
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	270,000	232,619
6.875% Sr. Unsec. Nts., 11/1/35	2,060,000	1,751,000

	Principal Amount	Value
Specialty Retail (Continued)
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	$530,000	$508,800
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	560,000	568,400
PetSmart, Inc., 5.875% Sr. Sec. Nts., 6/1/25[1]	415,000	342,246
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	650,000	611,000
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	1,860,000	1,755,375

		9,114,066
Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	380,000	371,212
4.875% Sr. Unsec. Nts., 5/15/26[1]	495,000	475,819

		847,031
Consumer Staples—1.1%
Beverages—0.0%
Coca-Cola Icecek AS, 4.215% Sr. Unsec.
Nts., 9/19/24[1]	445,000	419,531
Food & Staples Retailing—0.4%
Albertsons Cos. LLC/Safeway, Inc./New Albertson LP/Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	745,000	719,856
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	820,000	615,000
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	688,000	700,040
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	740,000	614,200
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	495,000	492,525
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	1,345,000	1,212,181
Simmons Foods, Inc.: 5.75% Sec. Nts., 11/1/24[1]	1,870,000	1,442,237
7.75% Sr. Sec. Nts., 1/15/24[1]	275,000	286,000
SUPERVALU, Inc., 7.75% Sr. Unsec. Nts., 11/15/22	630,000	657,563

		6,739,602
Food Products—0.5%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	260,000	249,876
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[1]	495,000	450,450
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	980,000	924,630
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	1,315,000	1,285,412
6.75% Sr. Unsec. Nts., 2/15/28[1]	1,360,000	1,353,200
MARB BondCo plc, 6.875% Sr. Unsec.
Nts., 1/19/25[1]	510,000	475,894
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1]	485,000	453,887
Minerva Luxembourg SA, 6.50% Sr.
Unsec. Nts., 9/20/26[1]	500,000	470,625
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	860,000	832,050
5.875% Sr. Unsec. Nts., 9/30/27[1]	265,000	251,750
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	325,000	308,522
5.75% Sr. Unsec. Nts., 3/1/27[1]	795,000	784,069

		7,840,365
Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	645,000	609,525

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Products (Continued)
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	$280,000	$287,000

		896,525
Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	910,000	942,988
Energy—6.4%
Energy Equipment & Services—1.5%
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1,5]	285,000	291,412
Bristow Group, Inc.: 6.25% Sr. Unsec. Nts., 10/15/22	135,000	99,225
8.75% Sr. Sec. Nts., 3/1/23[1]	455,000	445,900
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	1,135,000	1,064,062
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	140,000	146,475
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	685,000	598,519
7.75% Sr. Unsec. Nts., 2/1/26	135,000	134,494
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[7,11]	860,575	856,655
8.00% Sr. Sec. Nts., 12/11/22[11]	2,852,648	2,760,527
Exterran Energy Solutions LP/EES
Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	260,000	272,350
Hi-Crush Partners LP, 9.50% Sr. Unsec. Nts., 8/1/26[1]	420,000	392,175
KCA Deutag UK Finance plc, 7.25% Sr. Sec. Nts., 5/15/21[1]	200,000	189,500
McDermott Technology Americas,
Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	415,000	445,087
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25[1]	480,000	461,222
Noble Holding International Ltd., 7.875% Sr. Unsec. Nts., 2/1/26[1]	540,000	562,275
Parker Drilling Co.:
6.75% Sr. Unsec. Nts., 7/15/22	685,000	539,438
7.50% Sr. Unsec. Nts., 8/1/20	140,000	126,000
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	6,755,000	6,681,080
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	1,655,000	1,456,400
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	330,000	339,900
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	610,000	611,525
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	435,000	445,331
Shelf Drilling Holdings Ltd., 8.25% Sr. Unsec. Nts., 2/15/25[1]	270,000	279,113
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	275,000	284,969
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	275,000	280,154
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	265,000	274,275
9.00% Sr. Unsec. Nts., 7/15/23[1]	1,105,000	1,204,450
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	385,000	383,075
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	135,000	135,675
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	1,342,000	1,318,515

		23,079,778

	Principal Amount	Value
Oil, Gas & Consumable Fuels—4.9%
Alta Mesa Holdings LP/Alta Mesa
Finance Services Corp., 7.875% Sr.
Unsec. Nts., 12/15/24	$265,000	$253,075
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	955,000	940,197
Ascent Resources Utica Holdings LLC/ ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	425,000	481,312
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	505,000	484,800
Berry Petroleum Co. LLC, 7.00% Sr.
Unsec. Nts., 2/15/26[1]	135,000	140,400
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	550,000	563,062
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	658,000	629,212
Calumet Specialty Products Partners LP/ Calumet Finance Corp.: 6.50% Sr. Unsec. Nts., 4/15/21	415,000	415,000
7.625% Sr. Unsec. Nts., 1/15/22	690,000	695,175
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	430,000	428,925
Cheniere Corpus Christi Holdings LLC: 5.125% Sr. Sec. Nts., 6/30/27	525,000	528,281
7.00% Sr. Sec. Nts., 6/30/24	940,000	1,031,650
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	493,000	506,927
7.00% Sr. Unsec. Nts., 10/1/24	855,000	856,069
7.50% Sr. Unsec. Nts., 10/1/26	570,000	570,712
8.00% Sec. Nts., 12/15/22[1]	249,000	261,450
8.00% Sr. Unsec. Nts., 1/15/25	265,000	274,142
8.00% Sr. Unsec. Nts., 6/15/27	425,000	434,350
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	280,000	280,799
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	70,000	70,175
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	540,000	545,395
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	195,000	195,741
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/1/25	100,000	102,500
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	1,080,000	1,059,750
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	1,155,000	1,178,100
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	345,000	345,000
Denbury Resources, Inc.: 9.00% Sec. Nts., 5/15/21[1]	555,000	602,869
9.25% Sec. Nts., 3/31/22[1]	611,000	662,171
Endeavor Energy Resources LP/EER
Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	125,000	125,625
5.75% Sr. Unsec. Nts., 1/30/28[1]	275,000	276,031
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	565,000	596,075
7.50% Sr. Sec. Nts., 10/15/20	290,000	311,242
Energy Transfer Partners LP, 6.625%
[US0003M+415.5] Jr. Sub. Perpetual
Bonds[2,12]	684,000	656,212
Enviva Partners LP/Enviva Partners
Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	1,090,000	1,131,442

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EP Energy LLC/Everest Acquisition
Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	$415,000	$426,412
8.00% Sr. Sec. Nts., 11/29/24[1]	275,000	278,437
8.00% Sec. Nts., 2/15/25[1]	1,692,000	1,302,840
9.375% Sec. Nts., 5/1/24[1]	1,572,000	1,304,760
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	265,000	263,012
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	210,000	186,900
Frontera Energy Corp., 9.70% Sr. Unsec. Nts., 6/25/23[1]	470,000	494,675
Genesis Energy LP/Genesis Energy
Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	725,000	718,656
6.25% Sr. Unsec. Nts., 5/15/26	1,005,000	959,775
6.50% Sr. Unsec. Nts., 10/1/25	795,000	780,094
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	275,000	269,500
6.375% Sr. Unsec. Nts., 5/15/25	275,000	271,562
Halcon Resources Corp., 6.75% Sr.
Unsec. Nts., 2/15/25	530,000	511,450
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	275,000	279,125
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	188,000	198,340
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	165,000	166,444
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	265,000	272,287
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	455,000	442,487
Indika Energy Capital III Pte Ltd., 5.875% Sr. Sec. Nts., 11/9/24[1]	760,000	716,363
Jones Energy Holdings LLC/Jones Energy Finance Corp.:
6.75% Sr. Unsec. Nts., 4/1/22	818,000	482,620
9.25% Sr. Sec. Nts., 3/15/23[1]	410,000	423,325
KazMunayGas National Co. JSC:
4.75% Sr. Unsec. Nts., 4/24/25[1]	1,025,000	1,038,402
5.375% Sr. Unsec. Nts., 4/24/30[1]	1,915,000	1,951,959
6.375% Sr. Unsec. Nts., 10/24/48[1]	1,720,000	1,810,438
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	1,155,000	1,103,902
Laredo Petroleum, Inc., 6.25% Sr. Unsec. Nts., 3/15/23	165,000	165,825
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[9]	235,000	234,412
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[1]	2,115,000	2,004,686
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	520,000	517,400
7.00% Sr. Unsec. Nts., 3/31/24[1]	615,000	562,725
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]	575,000	577,156
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	390,000	413,779
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24[1,11]	2,397,000	1,617,975
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	290,000	307,038
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	1,295,000	1,220,537
7.50% Sr. Unsec. Nts., 11/1/23	565,000	570,650
Northern Oil & Gas, Inc., 9.50% Sec. Nts., 5/15/23[1,5,11]	145,000	153,338

	Principal Amount		Value
Oil, Gas & Consumable Fuels (Continued)
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		$330,000	$327,525
Oasis Petroleum, Inc.:
6.25% Sr. Unsec. Nts., 5/1/26[1]		275,000	281,050
6.875% Sr. Unsec. Nts., 1/15/23		355,000	361,656
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		275,000	276,375
Parsley Energy LLC/Parsley Finance
Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		400,000	402,000
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		635,000	663,575
7.25% Sr. Unsec. Nts., 6/15/25		420,000	442,050
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23		430,000	441,288
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26		535,000	510,256
Peabody Energy Corp.:
6.375% Sr. Sec. Nts., 3/31/25[1]		275,000	280,500
10.00% Sr. Sec. Nts., 3/15/22[8,10,13]		2,075,000	2
Petrobras Global Finance BV:
5.299% Sr. Unsec. Nts., 1/27/25		1,475,000	1,381,338
5.75% Sr. Unsec. Nts., 2/1/29		1,500,000	1,342,875
6.85% Sr. Unsec. Nts., 6/5/15		510,000	438,600
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[7]	EUR	505,000	605,408
3.75% Sr. Unsec. Nts., 4/16/26[7]	EUR	895,000	1,042,394
6.75% Sr. Unsec. Nts., 9/21/47		740,000	707,951
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		1,045,000	885,326
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		665,000	638,400
Reliance Industries Ltd.:
6.78% Unsec. Nts., 9/16/20	INR	70,000,000	940,477
7.00% Unsec. Nts., 8/31/22	INR	210,000,000	2,758,523
Repsol International Finance BV, 4.50% [EUSA10+420] Jr. Sub. Nts., 3/25/75[2,7]	EUR	1,410,000	1,759,035
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		2,015,000	2,020,038
Rio Oil Finance Trust Series 2018-1,
8.20% Sr. Sec. Nts., 4/6/28[1]		740,000	758,500
Saka Energi Indonesia PT, 4.45% Sr.
Unsec. Nts., 5/5/24[1]		600,000	561,162
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		1,600,000	928,000
7.25% Sr. Sec. Nts., 2/15/23[1]		275,000	271,906
7.75% Sr. Unsec. Nts., 6/15/21		755,000	532,275
SemGroup Corp./Rose Rock Finance
Corp.:
5.625% Sr. Unsec. Nts., 7/15/22		165,000	164,588
5.625% Sr. Unsec. Nts., 11/15/23		545,000	531,375
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27		280,000	289,800
6.75% Sr. Unsec. Nts., 9/15/26		170,000	177,438
Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[1]		1,015,000	1,130,353
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25		205,000	204,103
7.50% Sr. Unsec. Nts., 4/1/26		265,000	278,913
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25		305,000	288,225
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		780,000	754,650
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23[1]		335,000	332,488
5.50% Sr. Unsec. Nts., 2/15/26[1]		180,000	174,330
5.875% Sr. Unsec. Nts., 3/15/28[1]		404,000	388,850

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	$555,000	$568,181
5.50% Sr. Unsec. Nts., 1/15/28[1]	560,000	566,300
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28[1]	800,000	781,600
5.875% Sr. Unsec. Nts., 4/15/26[1]	550,000	569,938
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	480,000	495,941
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	135,000	127,913
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	390,000	187,200
7.125% Sr. Unsec. Nts., 4/15/25[1]	295,000	120,950
USA Compression Partners LP/USA
Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]	415,000	430,044
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26	550,000	574,063
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25	275,000	285,313
WPX Energy, Inc.:
5.75% Sr. Unsec. Nts., 6/1/26	275,000	279,469
8.25% Sr. Unsec. Nts., 8/1/23	415,000	473,100
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[1]	800,000	783,008

		75,149,770
Financials—11.5%
Capital Markets—1.4%
Charles Schwab Corp. (The), 5.00%
[US0003M+257.5] Jr. Sub. Perpetual Bonds[2,12]	1,343,000	1,299,353
Credit Suisse Group AG:
7.125% [USSW5+510.8] Jr. Sub.
Perpetual Bonds[2,7,12]	1,260,000	1,293,075
7.50% [USSW5+459.8] Jr. Sub.
Perpetual Bonds[2,7,12]	4,280,000	4,515,314
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	265,000	272,950
10.75% Sr. Unsec. Nts., 9/1/24[9]	590,000	581,150
E*TRADE Financial Corp., 5.875%
[US0003M+443.5] Jr. Sub. Perpetual Bonds[2,12]	1,258,000	1,289,450
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[1]	285,000	280,013
Financial & Risk US Holdings, Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1,5]	285,000	285,178
8.25% Sr. Unsec. Nts., 11/15/26[1,5]	285,000	283,985
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	1,530,000	1,468,800
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub.
Perpetual Bonds[2,12]	681,000	642,694
5.375% [US0003M+392.2] Jr. Sub.
Perpetual Bonds[2,12]	645,000	658,706
Huarong Finance 2017 Co. Ltd., 4.25% Sr. Unsec. Nts., 11/7/27[7]	1,015,000	930,609
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	545,000	548,406
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,12]	1,268,000	1,160,220
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]	275,000	281,188
Pisces Midco, Inc., 8.00% Sec. Nts., 4/15/26[1]	135,000	136,350

	Principal Amount		Value
Capital Markets (Continued)
Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		$867,000	$929,424
Rivers Pittsburgh Borrower LP/Rivers
Pittsburgh Finance Corp., 6.125% Sr.
Sec. Nts., 8/15/21[1]		375,000	375,000
State Street Corp., 5.625%
[US0003M+253.9] Jr. Sub. Perpetual
Bonds[2,12]		609,000	612,806
Tempo Acquisition LLC/Tempo
Acquisition Finance Corp., 6.75% Sr.
Unsec. Nts., 6/1/25[1]		805,000	784,875
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]		510,000	499,800
5.00% Sr. Unsec. Nts., 1/31/28[1]		195,000	182,081
Trident Merger Sub, Inc., 6.625% Sr.
Unsec. Nts., 11/1/25[1]		805,000	764,750
UBS Group Funding Switzerland AG, 7.125% [USSW5+588.3] Jr. Sub.
Perpetual Bonds[2,7,12]		1,220,000	1,282,122

			21,358,299
Commercial Banks—5.5%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[8,10]		315,159	—
Australia & New Zealand Banking
Group Ltd. (United Kingdom), 6.75%
[USISDA05+516.8] Jr. Sub. Perpetual
Bonds[1,2,12]		105,000	108,937
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2,7]	EUR	4,239,000	4,009,362
Banco Bilbao Vizcaya Argentaria SA: 5.875% [EUSA5+566] Jr. Sub. Perpetual Bonds[2,7,12,14]	EUR	2,190,000	2,527,064
6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,12]		1,290,000	1,162,613
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	1,450,000	1,754,301
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	2,860,000	3,719,075
Banco do Brasil SA (Cayman), 3.875% Sr. Unsec. Nts., 10/10/22		2,120,000	1,994,390
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,12]		395,000	400,925
Banco Santander SA: 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,7,12]		1,290,000	1,282,153
6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	4,235,000	5,310,214
Bank of America Corp., 6.30%
[US0003M+455.3] Jr. Sub. Perpetual
Bonds[2,12]		1,478,000	1,596,240
Barclays plc:
6.50% [EUSA5+587.5] Jr. Sub. Perpetual Bonds[2,12]	EUR	1,805,000	2,163,805
7.75% [USSW5+484.2] Jr. Sub.
Perpetual Bonds[2,12]		1,165,000	1,170,825
7.875% [USSW5+677.2] Jr. Sub.
Perpetual Bonds[2,7,12]		1,225,000	1,269,743
8.00% [EUSA5+675] Jr. Sub. Perpetual
Bonds[2,12]	EUR	2,825,000	3,621,873
BBVA Bancomer SA, 5.35%
[H15T5Y+300] Sub. Nts., 11/12/29[1,2]		865,000	832,562
BNP Paribas SA:
6.75% [USSW5+491.6] Jr. Sub. Perpetual Bonds[1,2,12]		2,825,000	2,860,313
7.625% [USSW5+631.4] Jr. Sub.
Perpetual Bonds[1,2,12]		1,210,000	1,273,525

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Commercial Banks (Continued)
Caixa Geral de Depositos SA, 5.75%
[EUSA5+550] Sub. Nts., 6/28/28[2,7]	EUR	1,455,000	$1,782,494
CaixaBank SA, 6.75% [EUSA5+649.8]
Jr. Sub. Perpetual Bonds[2,7,12]	EUR	1,455,000	1,828,098
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		460,000	462,645
5.00% Sr. Unsec. Nts., 8/15/22		140,000	143,430
5.25% Sr. Unsec. Nts., 3/7/25		285,000	291,413
5.80% [US0003M+397.2] Jr. Sub.
Perpetual Bonds[2,12]		1,308,000	1,291,650
Citigroup, Inc., 6.125%
[US0003M+447.8] Jr. Sub. Perpetual Bonds[2,12]		947,000	987,839
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[2,12]		635,000	649,288
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,12]		1,725,000	1,901,788
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]		560,000	573,356
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,12]		335,000	329,138
HSBC Holdings plc: 5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	4,045,000	4,967,310
6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[2,12]		1,250,000	1,242,550
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[2,12]		674,000	669,366
IDBI Bank Ltd. (GIFT-IFC), 5.00% Sr. Unsec. Nts., 9/25/19[7]		430,000	432,167
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[2,7,12]		1,210,000	1,231,153
Inter-American Development Bank, 24.539% Sr. Unsec. Nts., 9/28/20[17]	TRY	8,100,000	848,497
JPMorgan Chase & Co.: 6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,12]		1,231,000	1,283,478
5.809% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,12]		1,585,000	1,593,718
KBC Group NV, 5.625% [EUSA5+475.9] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	2,145,000	2,526,865
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]		965,000	1,002,997
Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[6,7]		2,825,000	2,186,688
Lloyds Banking Group plc, 6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	2,825,000	3,475,436
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[2,12]		2,655,000	2,724,694
Societe Generale SA: 6.75% [EUSA5+553.8] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	1,450,000	1,818,288
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,12]		5,460,000	5,644,275
SunTrust Banks, Inc.: 5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,12]		992,000	982,080
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,12]		694,000	658,866
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32	BRL	5,250,000	1,205,724

	Principal Amount		Value
Commercial Banks (Continued)
UBS Group Funding Switzerland AG, 5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[2,7,12]		$435,000	$385,532
Wachovia Capital Trust III, 5.57%
[US0003M+93] Jr. Sub. Perpetual
Bonds[2,12]		1,323,000	1,312,085
Wells Fargo & Co., 6.104%
[US0003M+377] Jr. Sub. Perpetual
Bonds, Series K2,12		270,000	273,966
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]		550,000	556,782

			84,321,576
Consumer Finance—1.3%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		605,000	598,950
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		440,000	444,391
5.75% Sub. Nts., 11/20/25		1,325,000	1,373,031
8.00% Sr. Unsec. Nts., 11/1/31		415,000	504,744
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,12]		974,000	975,218
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[2,12]		652,000	644,665
Enova International, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]		855,000	855,000
Minejesa Capital BV: 4.625% Sr. Sec. Nts., 8/10/30[1]		2,660,000	2,451,267
5.625% Sr. Sec. Nts., 8/10/37[1]		4,285,000	3,926,795
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/15/19		405,000	407,531
5.875% Sr. Unsec. Nts., 10/25/24		790,000	775,172
6.50% Sr. Unsec. Nts., 6/15/22		535,000	556,400
6.625% Sr. Unsec. Nts., 7/26/21		505,000	527,725
6.75% Sr. Unsec. Nts., 6/25/25		685,000	690,994
6.75% Sr. Unsec. Nts., 6/15/26		415,000	411,887
Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23		805,000	803,994
6.125% Sr. Unsec. Nts., 5/15/22		785,000	811,101
6.875% Sr. Unsec. Nts., 3/15/25		560,000	561,120
7.125% Sr. Unsec. Nts., 3/15/26		850,000	850,000
8.25% Sr. Unsec. Nts., 12/15/20		490,000	534,713
Terraform Global Operating LLC, 6.125%
Sr. Unsec. Nts., 3/1/26[1]		820,000	789,250
TMX Finance LLC/TitleMax Finance
Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]		555,000	557,081

			20,051,029
Diversified Financial Services—0.5%
Export-Import Bank of India, 7.35% Sr. Unsec. Nts., 5/18/22	INR	70,000,000	925,674
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]		385,000	383,537
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[9,10]	MXN	5,808,600	28,517
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]		135,000	136,856
5.50% Sr. Unsec. Nts., 2/15/24[1]		570,000	584,962
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	140,000,000	1,858,723
7.60% Sr. Unsec. Nts., 4/17/21	INR	100,000,000	1,367,436
8.36% Sr. Unsec. Nts., 9/22/20	INR	115,000,000	1,584,965
Voya Financial, Inc., 4.70%
[US0003M+208.4] Jr. Sub. Nts.,
1/23/48[1,2]		686,000	612,255

			7,482,925

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Insurance—0.8%
AXA SA, 3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	2,825,000	$3,445,099
Credivalores-Crediservicios SAS:
9.75% Sr. Unsec. Nts., 7/27/22[1]		670,000	670,837
9.75% Sr. Unsec. Nts., 7/27/22[7,14]		115,000	115,144
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21		330,000	335,775
7.70% Sr. Unsec. Nts., 6/15/20		430,000	442,900
Hartford Financial Services Group, Inc. (The), 4.439% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[2,9]		689,000	649,382
HUB International Ltd., 7.00% Sr. Unsec. Nts., 5/1/26[1]		275,000	276,048
Liberty Mutual Group, Inc., 5.239%
[US0003M+290.5] Jr. Sub. Nts., 3/15/37[2,9]		323,000	315,733
Lincoln National Corp., 4.669%
[US0003M+235.75] Jr. Sub. Nts., 5/17/66[2]		704,000	661,324
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,12]		647,000	657,029
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/21	INR	140,000,000	1,872,547
7.42% Sr. Unsec. Nts., 6/26/20	INR	85,000,000	1,157,898
7.50% Sr. Unsec. Nts., 8/16/21	INR	140,000,000	1,902,028

			12,501,744
Real Estate Investment Trusts (REITs)—0.8%
AHP Health Partners, Inc., 9.75% Sr. Unsec. Nts., 7/15/26[1]		275,000	288,062
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,10,15]	MXN	4,830,531	—
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		780,000	783,245
5.875% Sr. Unsec. Nts., 1/15/26		945,000	974,531
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		410,000	426,297
Iron Mountain US Holdings, Inc.,
5.375% Sr. Unsec. Nts., 6/1/26[1]		995,000	942,265
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]		410,000	377,712
iStar, Inc.: 5.00% Sr. Unsec. Nts., 7/1/19		262,000	262,603
5.25% Sr. Unsec. Nts., 9/15/22		800,000	790,000
6.00% Sr. Unsec. Nts., 4/1/22		1,165,000	1,176,650
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		620,000	645,166
MPT Operating Partnership LP/MPT Finance Corp.: 5.00% Sr. Unsec. Nts., 10/15/27		795,000	770,729
6.375% Sr. Unsec. Nts., 3/1/24		250,000	263,750
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		720,000	729,900
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22		690,000	680,513
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25		805,000	772,889
5.00% Sr. Unsec. Nts., 12/15/21		760,000	767,600
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		1,020,000	1,021,275
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		780,000	748,800

			12,421,987
Real Estate Management & Development—0.7%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[7]		2,620,000	2,743,077

	Principal Amount		Value
Real Estate Management & Development (Continued)
CIFI Holdings Group Co. Ltd., 7.75% Sr. Unsec. Nts., 6/5/20[7]		$1,555,000	$1,576,328
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]		400,000	410,000
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[7]		1,555,000	1,586,613
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]		805,000	786,888
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]		815,000	762,025
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]		505,000	510,681
New Metro Global Ltd., 6.50% Sr. Unsec. Nts., 4/23/21[7]		490,000	479,739
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]		965,000	908,306
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]		745,000	731,031
Times China Holdings Ltd., 6.25% Sr. Sec. Nts., 1/23/20[7]		490,000	486,169

			10,980,857
Thrifts & Mortgage Finance—0.5%
Export-Import Bank of India, 8.00% Sr. Unsec. Nts., 5/27/21	INR	280,000,000	3,868,763
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	70,000,000	930,340
Nationstar Mortgage Holdings, Inc.,
8.125% Sr. Unsec. Nts., 7/15/23[1]		415,000	435,667
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]		395,000	396,975
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		1,075,000	1,002,437
5.75% Sr. Unsec. Nts., 5/1/25[1]		1,150,000	1,154,312
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24		545,000	538,188

			8,326,682
Health Care—2.8%
Biotechnology—0.1%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]		1,380,000	1,348,950
Health Care Equipment & Supplies—0.1%
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		480,000	492,600
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]		495,000	509,850
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]		145,000	138,837

			1,141,287
Health Care Providers & Services—1.6%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23		620,000	626,200
6.50% Sr. Unsec. Nts., 3/1/24		250,000	259,687
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22		655,000	664,497
5.375% Sr. Unsec. Nts., 6/1/26[1]		825,000	847,687
6.125% Sr. Unsec. Nts., 2/15/24		245,000	258,475
CHS/Community Health Systems, Inc.: 6.25% Sr. Sec. Nts., 3/31/23		1,695,000	1,616,606
6.875% Sr. Unsec. Nts., 2/1/22		549,000	310,350
8.125% Sec. Nts., 6/30/24[1]		60,000	50,400
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25		275,000	265,290
5.125% Sr. Unsec. Nts., 7/15/24		1,285,000	1,246,450
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24		1,235,000	1,256,501

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Health Care Providers & Services (Continued)
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/26[1,5]	$855,000	$846,450
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	680,000	695,300
5.375% Sr. Unsec. Nts., 9/1/26	1,415,000	1,435,517
5.50% Sr. Sec. Nts., 6/15/47	650,000	660,563
5.625% Sr. Unsec. Nts., 9/1/28	1,415,000	1,425,613
5.875% Sr. Unsec. Nts., 2/15/26	275,000	287,031
7.50% Sr. Unsec. Nts., 2/15/22	2,405,000	2,639,488
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	535,000	558,406
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	960,000	925,200
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,829,399
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	770,000	784,353
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	520,000	520,348
6.75% Sr. Unsec. Nts., 6/15/23	1,685,000	1,685,000
7.50% Sec. Nts., 1/1/22[1]	505,000	528,988
8.125% Sr. Unsec. Nts., 4/1/22	765,000	809,026
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	420,000	421,050
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	755,000	758,700

		24,212,575
Health Care Technology—0.0%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	805,000	760,771
Life Sciences Tools & Services—0.0%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	415,000	395,288
Pharmaceuticals—1.0%
Bausch Health Cos., Inc, 8.50% Sr. Unsec. Nts., 1/31/27[1]	825,000	868,313
Bausch Health Cos., Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	355,000	342,841
5.50% Sr. Sec. Nts., 11/1/25[1]	935,000	936,870
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,025,000	998,863
6.125% Sr. Unsec. Nts., 4/15/25[1]	1,480,000	1,411,254
7.00% Sr. Sec. Nts., 3/15/24[1]	655,000	693,645
7.50% Sr. Unsec. Nts., 7/15/21[1]	890,000	908,913
9.00% Sr. Unsec. Nts., 12/15/25[1]	1,220,000	1,317,649
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]	275,000	278,437
6.00% Sr. Unsec. Nts., 7/15/23[1]	1,255,000	1,120,087
6.00% Sr. Unsec. Nts., 2/1/25[1]	540,000	468,180
Endo Finance LLC/Endo Finco, Inc.:
5.375% Sr. Unsec. Nts., 1/15/23[1]	1,745,000	1,544,325
7.25% Sr. Unsec. Nts., 1/15/22[1]	275,000	269,500
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	520,000	517,400
5.50% Sr. Unsec. Nts., 4/15/25[1]	1,320,000	1,121,340
5.625% Sr. Unsec. Nts., 10/15/23[1]	285,000	253,650
5.75% Sr. Unsec. Nts., 8/1/22[1]	930,000	862,575
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	325,000	330,281
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	485,000	470,079
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	235,000	231,228
3.15% Sr. Unsec. Nts., 10/1/26	275,000	229,234

	Principal Amount	Value
Pharmaceuticals (Continued)
Teva Pharmaceutical Finance Netherlands III BV: (Continued)
6.00% Sr. Unsec. Nts., 4/15/24	$875,000	$889,338

		16,064,002
Industrials—3.2%
Aerospace & Defense—0.5%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	535,000	540,278
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	475,000	478,562
7.50% Sr. Unsec. Nts., 12/1/24[1]	805,000	851,288
7.50% Sr. Unsec. Nts., 3/15/25[1]	805,000	834,181
8.75% Sr. Unsec. Nts., 12/1/21[1]	950,000	1,055,307
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	590,000	576,725
5.00% Sr. Unsec. Nts., 8/1/24[1]	265,000	260,031
Kratos Defense & Security Solutions, Inc.,
6.50% Sr. Sec. Nts., 11/30/251	400,000	412,620
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	655,000	663,188
6.50% Sr. Sub. Nts., 7/15/24	535,000	549,445
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	785,000	743,788
7.75% Sr. Unsec. Nts., 8/15/25	965,000	939,669

		7,905,082
Airlines—0.1%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	645,000	649,031
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	800,000	793,000

		1,442,031
Building Products—0.1%
Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	120,000	111,000
4.875% Sr. Unsec. Nts., 12/15/27[1]	120,000	109,650
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	915,000	917,288

		1,137,938
Commercial Services & Supplies—0.6%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	490,000	489,348
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[9,11]	1,254,094	1,138,090
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[11]	775,000	786,625
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	870,000	804,750
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	830,000	834,150
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	850,000	869,932
5.875% Sr. Unsec. Nts., 7/1/25	310,000	313,875
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	720,000	700,200
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[1]	825,000	799,219
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,200,000	1,279,500
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[9]	265,000	267,650
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	125,000	122,500
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[9]	685,000	698,700
8.50% Sr. Unsec. Nts., 10/15/25[1]	665,000	613,463

		9,718,002

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	$535,000	$523,016
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[9]	510,000	566,103
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	275,000	277,750
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	565,000	581,950
		1,948,819
Electrical Equipment—0.2%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	1,090,000	1,129,512
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	760,000	794,200
Vertiv Intermediate Holding Corp., 12.00% Sr. Unsec. Nts., 2/15/22[1,11]	570,000	584,963

		2,508,675
Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	570,000	607,050
General Electric Co., 5.00%
[US0003M+333] Jr. Sub. Perpetual Bonds[2,12]	1,263,000	1,232,846
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	490,000	498,379
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]	460,000	406,157
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	805,000	704,097

		3,448,529
Machinery—0.5%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	265,000	250,756
5.00% Sr. Unsec. Nts., 10/1/24[1]	500,000	498,750
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[1]	1,120,000	1,125,600
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	1,305,000	1,372,697
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	570,000	585,675
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[1]	415,000	432,638
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	150,000	153,562
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	915,000	956,175
Stevens Holding Co., Inc., 6.125% Sr. Unsec. Nts., 10/1/26[1]	570,000	580,688
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	525,000	522,375
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23[1]	990,000	959,681
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	270,000	258,525

		7,697,122
Marine—0.0%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	270,000	269,325
Professional Services—0.1%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	795,000	820,146
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	915,000	938,424

		Principal Amount	Value
Professional Services (Continued)
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]		$270,000	$259,031

			2,017,601
Road & Rail—0.1%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]		270,000	278,100
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		520,000	490,100
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]		265,000	262,681
Hertz Corp. (The):
5.875% Sr. Unsec. Nts., 10/15/20		250,000	250,000
7.375% Sr. Unsec. Nts., 1/15/21		265,000	265,331

			1,546,212
Trading Companies & Distributors—0.5%
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23		245,000	251,816
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		340,000	348,075
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24		530,000	512,112
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25		800,000	800,000
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]		473,000	502,562
ILFC E-Capital Trust I, 4.78% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]		1,355,000	1,236,438
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	55,000,000	753,123
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]		740,000	759,425
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25		265,000	257,713
4.875% Sr. Unsec. Nts., 1/15/28		690,000	648,600
5.875% Sr. Unsec. Nts., 9/15/26		1,235,000	1,272,050

			7,341,914
Transportation Infrastructure—0.2%
DP World Ltd., 5.625% Sr. Unsec. Nts., 9/25/48[1]		1,010,000	1,002,522
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		965,000	848,925
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	9,160,000,000	587,968

			2,439,415
Information Technology—1.6%
Communications Equipment—0.2%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]		570,000	591,090
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]		455,000	468,650
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22		920,000	937,066
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		435,000	433,912
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		295,000	279,144
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]		265,000	251,830

			2,961,692
Electronic Equipment, Instruments, & Components—0.1%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22		275,000	281,187
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23		485,000	495,670

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Electronic Equipment, Instruments, & Components (Continued)
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	$800,000	$804,000

		1,580,857
Internet Software & Services—0.1%
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	1,395,000	1,361,869
IT Services—0.6%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]	275,000	278,094
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	530,000	522,050
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	1,075,000	1,088,437
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	770,000	824,862
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	455,000	459,322
5.75% Sec. Nts., 1/15/24[1]	910,000	925,015
7.00% Sr. Unsec. Nts., 12/1/23[1]	1,465,000	1,529,094
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	780,000	786,139
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]	140,000	136,850
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[9]	835,000	829,798
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	825,000	829,125
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	590,000	577,286

		8,786,072
Semiconductors & Semiconductor Equipment—0.1%
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	1,350,000	1,373,895
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26[1]	555,000	564,785
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	250,000	256,250

		2,194,930
Software—0.4%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	1,355,000	1,386,639
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	215,000	221,988
7.125% Sr. Unsec. Nts., 6/15/24[1]	745,000	800,342
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	595,000	612,005
j2 Cloud Services LLC/j2 Global Co.- Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	790,000	813,700
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	495,000	491,780
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	625,000	667,969
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	1,125,000	1,095,750

		6,090,173
Technology Hardware, Storage & Peripherals—0.1%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]	850,000	864,450
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	920,000	886,650
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	520,000	531,050

		2,282,150

		Principal Amount	Value
Materials—2.9%
Chemicals—0.9%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22		$285,000	$288,719
6.875% Sr. Unsec. Nts., 5/15/43		295,000	303,850
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]		415,000	422,262
9.00% Sr. Unsec. Nts., 10/1/25[1]		550,000	568,562
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23		285,000	323,119
CF Industries, Inc., 5.15% Sr. Unsec. Nts., 3/15/34		335,000	320,763
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		233,000	243,972
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]		275,000	279,469
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]		185,000	197,547
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		1,850,000	1,743,625
10.375% Sr. Sec. Nts., 2/1/22[1]		240,000	234,600
Huntsman International LLC, 4.875% Sr. Unsec. Nts., 11/15/20		285,000	291,056
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		510,000	511,275
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]		260,000	268,450
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]		135,000	141,919
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		260,000	251,290
5.25% Sr. Unsec. Nts., 8/1/23[1]		340,000	340,000
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		240,000	225,300
5.125% Sr. Unsec. Nts., 9/15/27		300,000	290,250
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21[7]	EUR	1,140,000	1,392,826
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]		800,000	740,735
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]		305,000	302,490
6.50% Sr. Unsec. Nts., 2/1/22[1]		195,000	200,119
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]		270,000	268,650
6.75% Sr. Sec. Nts., 11/15/22[1]		285,000	297,113
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		980,000	1,003,275
Starfruit Finco BV/Starfruit US Holdco LLC:
6.50% Sr. Unsec. Nts., 10/1/26[1,5]	EUR	435,000	511,054
8.00% Sr. Unsec. Nts., 10/1/26[1,5]		790,000	801,850
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		535,000	497,550
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25		480,000	447,000
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		790,000	720,875

			14,429,565
Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		2,040,000	1,432,427
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]		130,000	126,288
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]		260,000	244,400

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction Materials (Continued)
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	$715,000	$726,941

		2,530,056
Containers & Packaging—0.5%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,11]	852,240	856,501
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	270,000	263,898
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	605,000	608,932
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]	270,000	259,200
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]	555,000	549,450
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	935,000	828,644
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	535,000	509,588
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	500,000	506,250
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	800,000	734,000
Reynolds Group Issuer, Inc./Reynolds
Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	745,000	741,834
7.00% Sr. Unsec. Nts., 7/15/24[1]	995,000	1,014,278
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	585,000	593,044
6.875% Sr. Unsec. Nts., 7/15/33[1]	270,000	291,600

		7,757,219
Metals & Mining—1.1%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	1,210,000	1,157,062
7.00% Sr. Unsec. Nts., 3/15/27	405,000	390,825
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	510,000	525,300
6.75% Sr. Unsec. Nts., 9/30/24[1]	245,000	260,312
7.00% Sr. Unsec. Nts., 9/30/26[1]	240,000	258,900
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	280,000	297,500
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	530,000	569,087
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	295,000	337,243
7.00% Sr. Unsec. Nts., 10/15/39	475,000	553,569
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	785,000	750,656
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	510,000	517,650
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	590,000	561,975
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	750,000	794,063
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	275,000	252,656
6.875% Sr. Unsec. Nts., 3/1/26[1]	275,000	250,594
7.25% Sr. Unsec. Nts., 4/1/23[1]	780,000	744,900
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	340,000	337,025
4.55% Sr. Unsec. Nts., 11/14/24	530,000	516,750
5.40% Sr. Unsec. Nts., 11/14/34	655,000	618,975
5.45% Sr. Unsec. Nts., 3/15/43	350,000	319,375
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	850,000	881,875

	Principal Amount	Value
Metals & Mining (Continued)
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19[7]	$950,000	$948,518
Kinross Gold Corp., 4.50% Sr. Unsec.
Nts., 7/15/27	450,000	403,335
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	465,000	447,657
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	335,000	342,956
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	715,000	732,875
Southern Copper Corp., 7.50% Sr.
Unsec. Nts., 7/27/35	900,000	1,116,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	330,000	340,725
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	1,015,000	941,413
6.125% Sr. Unsec. Nts., 10/1/35	335,000	354,263
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	140,000	139,125
6.875% Sr. Unsec. Nts., 8/15/25	530,000	543,913
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[9]	275,000	299,406

		17,506,478
Paper & Forest Products—0.2%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	245,000	228,462
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	255,000	255,000
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	250,000	245,625
6.50% Sr. Unsec. Nts., 2/1/24	165,000	170,146
Suzano Austria GmbH:
5.75% Sr. Unsec. Nts., 7/14/26[1]	1,020,000	1,031,475
6.00% Sr. Unsec. Nts., 1/15/29[1]	790,000	794,148

		2,724,856
Telecommunication Services—2.1%
Diversified Telecommunication Services—1.2%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	965,000	956,759
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	785,000	769,535
6.15% Sr. Unsec. Nts., Series Q, 9/15/19	340,000	347,225
6.45% Sr. Unsec. Nts., Series S, 6/15/21	615,000	640,369
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	940,000	1,006,975
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	265,000	248,437
Delta Merger Sub, Inc., 6.00% Sr. Unsec. Nts., 9/15/26[1]	425,000	431,375
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	1,100,000	1,043,625
8.75% Sr. Unsec. Nts., 4/15/22	590,000	489,700
10.50% Sr. Unsec. Nts., 9/15/22	1,315,000	1,172,809
GCI LLC, 6.75% Sr. Unsec. Nts., 6/1/21	140,000	141,935
Intelsat Connect Finance SA, 9.50% Sr. Unsec. Nts., 2/15/23[1]	420,000	419,475
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	255,000	235,747
7.50% Sr. Unsec. Nts., 4/1/21	205,000	208,587
8.00% Sr. Sec. Nts., 2/15/24[1]	615,000	648,647
8.50% Sr. Unsec. Nts., 10/15/24[1]	565,000	570,650
9.75% Sr. Unsec. Nts., 7/15/25[1]	790,000	838,387
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	565,000	550,875
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	1,195,000	1,178,629
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	260,000	242,775

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33		$785,000	$782,534
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22		780,000	778,538
4.50% Sr. Unsec. Nts., 2/1/26		245,000	233,853
4.75% Sr. Unsec. Nts., 2/1/28		250,000	235,625
5.125% Sr. Unsec. Nts., 4/15/25		780,000	787,800
5.375% Sr. Unsec. Nts., 4/15/27		390,000	389,513
6.00% Sr. Unsec. Nts., 4/15/24		710,000	738,045
Windstream Services LLC / Windstream Finance Corp., 9.00% Sec. Nts., 6/30/25		298,000	231,695
Windstream Services LLC/Windstream
Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25		772,000	744,980
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]		265,000	266,193
6.00% Sr. Unsec. Nts., 4/1/23		895,000	926,325

			18,257,617
Wireless Telecommunication Services—0.9%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[1]		550,000	550,000
Fortress Transportation & Infrastructure
Investors LLC, 6.50% Sr. Unsec. Nts., 10/1/25[1]		850,000	846,132
Gogo Intermediate Holdings LLC/Gogo
Finance Co., Inc., 12.50% Sr. Sec. Nts., 7/1/22[1]		140,000	153,789
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28		1,192,158	1,200,730
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22		1,979,000	2,023,527
7.00% Sr. Unsec. Nts., 3/1/20[1]		850,000	884,000
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24		2,505,000	2,608,331
7.625% Sr. Unsec. Nts., 3/1/26		830,000	880,423
7.875% Sr. Unsec. Nts., 9/15/23		2,075,000	2,240,709
Telefonica Europe BV, 5.875% [EUSA10+430.1] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	1,410,000	1,808,483
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[9]		685,000	695,275
VEON Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]		875,000	839,965

			14,731,364
Utilities—1.4%
Electric Utilities—0.4%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]		450,000	383,625
Eskom Holdings SOC Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[1]		995,000	970,585
6.75% Sr. Unsec. Nts., 8/6/23[1]		2,335,000	2,249,959
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		865,000	825,002
Light Servicos de Eletricidade SA/Light
Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]		965,000	919,163
NextEra Energy Capital Holdings, Inc.,
4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]		665,000	629,706
NextEra Energy Operating Partners LP,
4.50% Sr. Unsec. Nts., 9/15/27[1]		125,000	120,156
PPL Capital Funding, Inc., 5.051%
[US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]		352,000	349,286

			6,447,482

		Principal Amount	Value
Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25		$550,000	$543,125
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625% Sr. Unsec. Nts., 6/15/20		85,000	81,175
Gas Natural Fenosa Finance BV, 4.125%
[EUSA8+335.3] Jr. Sub. Perpetual Bonds[2,7,12]	EUR	1,410,000	1,722,387
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27		645,000	615,975
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]		275,000	278,781

			3,241,443
Independent Power and Renewable Electricity Producers—0.4%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]		490,000	508,375
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21		275,000	275,000
6.00% Sr. Unsec. Nts., 5/15/26		540,000	571,725
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]		420,000	399,882
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]		1,090,000	1,013,700
5.75% Sr. Unsec. Nts., 1/15/25		855,000	759,881
5.875% Sr. Sec. Nts., 1/15/24[1]		275,000	277,750
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1,5]		285,000	288,206
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]		275,000	279,125
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27		665,000	701,243
7.25% Sr. Unsec. Nts., 5/15/26		620,000	677,766
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21		535,000	460,100
Vistra Operations Co. LLC, 5.50% Sr. Unsec. Nts., 9/1/26[1]		280,000	283,500

			6,496,253
Multi-Utilities—0.4%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]		330,000	327,525
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23		265,000	274,606
Eskom Holdings SOC Ltd., 6.35% Sr.
Unsec. Nts., 8/10/28[1]		3,560,000	3,552,417
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]		395,000	394,506
7.768% Sr. Unsec. Nts., 12/15/37[1]		420,000	516,600
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]		365,000	372,300
WEC Energy Group, Inc., 4.426%
[US0003M+211.25] Jr. Sub. Nts., 5/15/67[2]		22,000	21,422

			5,459,376

Total Corporate Bonds and Notes (Cost $614,128,105)			599,470,447
		Shares
Preferred Stocks—1.3%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.		12,600	320,040
American Homes 4 Rent, 6.35% Cum., Non- Vtg.		4,200	102,774
Citigroup Capital XIII, 7.75% Cum., Non-Vtg.
[US0003M+637][2]		61,700	1,656,645

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	3,900	$102,336
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	25,600	651,264
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	25,000	597,500
eBay, Inc., 6.00% Cv.	25,700	674,368
Fifth Third Bancorp, 6.625% Non-Cum., Non- Vtg. [US0003M+371][2]	21,900	602,250
First Republic Bank, 7.00% Non-Cum.	24,200	617,100
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	61,325	1,612,847
Goldman Sachs Group, Inc. (The), 6.30% Non- Cum., Series N, Non-Vtg.	49,575	1,291,924
Huntington Bancshares, Inc., 6.25% Non- Cum., Non-Vtg.	24,925	641,570
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	53,125	1,420,031
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	35,475	902,129
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	49,650	1,326,648
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	13,150	334,668
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	49,500	1,332,045
Prudential Financial, Inc., 5.75% Jr. Sub.	10,125	253,328
Public Storage, 5.20% Cum., Series X, Non- Vtg.	25,450	604,692
Qwest Corp., 7.00% Sr. Unsec.	30,500	767,075
Senior Housing Properties Trust, 5.625% Sr. Unsec.	13,925	338,656
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	6,375	165,368
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][2]	24,374	639,086
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	57,900	1,576,617
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	26,825	664,455
Wells Fargo & Co., 6.625% Non-Cum Non- Vtg. [US0003M+369][2]	26,450	731,078

Total Preferred Stocks (Cost $20,471,234)		19,926,494
Common Stocks—0.0%
Arco Capital Corp. Ltd.[1,10,13,16]	690,638	—
Bausch Health Cos, Inc.[16]	8,753	224,689
Concordia International Corp.[16]	2,103	42,348

	Shares		Value
Common Stocks (Continued)
JSC Astana Finance, GDR[9,10,16]		446,838	$—
Kinross Gold Corp.[16]		52,267	141,121
Premier Holdings Ltd.[10,16]		18,514	—
Quicksilver Resources, Inc.[10,16]		4,151,000	78,263
Sabine Oil[10,16]		822	41,922
Targa Resources Corp.		2,631	148,152

Total Common Stocks (Cost $5,526,889)			676,495

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[10,16]		8,816	105,704
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[10,16]		2,611	16,971
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[10,16]		465	2,558

Total Rights, Warrants and Certificates (Cost $420,786)			125,233

	Principal Amount
Structured Securities—0.2%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,17]		$949,577	401,402
3.054%, 4/30/25[1,17]		1,209,908	511,449
3.098%, 4/30/25[1,17]		1,044,562	441,554
3.131%, 4/30/25[1,17]		933,706	394,694
3.179%, 4/30/25[1,17]		1,162,540	491,425
3.231%, 4/30/25[1,17]		1,326,863	560,888
3.265%, 4/30/25[1,17]		1,060,008	448,084
3.346%, 4/30/25[1,17]		996,363	421,179
Morgan Stanley, Russian Federation
Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[10]	RUB	26,103,676	94,918

Total Structured Securities (Cost $8,160,684)			3,765,593
Short-Term Notes—1.1%
Arab Republic of Egypt Treasury Bills:
16.013%, 3/5/19[17]	EGP	50,000,000	2,584,582
18.432%, 2/5/19[17]	EGP	87,000,000	4,568,626
Argentine Republic Treasury Bills, -1.558%, 1/31/19[17]	ARS	371,000,000	9,104,919

Total Short-Term Notes (Cost $17,089,260)			16,258,127

	Shares
Investment Companies—28.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[18,19]		125,742,397	125,742,397
Oppenheimer Master Event-Linked Bond Fund, LLC[19]		1,954,233	30,850,965
Oppenheimer Master Loan Fund, LLC[19]		12,788,487	224,568,597
Oppenheimer Ultra-Short Duration Fund, Cl. Y19		10,173,329	50,866,645

Total Investment Companies (Cost $434,540,736)			432,028,604

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)	Value
Over-the-Counter Options Purchased—0.4%
BRL Currency Call[16]	JPM	BRL	3.150	5/20/19	BRL	424,096	BRL 5,000	13,237
BRL Currency Call[16]	GSCO-OT	BRL	3.150	5/20/19	BRL	424,096	BRL 5,000	13,237
BRL Currency Call[16]	GSCO-OT	BRL	3.656	6/7/19	BRL	82,693,000	BRL 731,200	281,487
BRL Currency Call[16]	JPM	BRL	3.753	8/22/19	BRL	129,461,250	BRL 900,600	691,970
BRL Currency Call[16]	JPM	BRL	3.000	5/16/19	BRL	550,000	BRL 5,000	11,172
BRL Currency Call[16]	JPM	BRL	3.200	4/25/19	BRL	48,000,000	BRL 482,560	18,960
BRL Currency Call[16]	CITNA-B	BRL	3.200	4/25/19	BRL	48,000,000	BRL 512,000	18,960
BRL Currency Call[16]	JPM	BRL	3.354	9/25/19	BRL	600,000	BRL 5,150	94,331
CAD Currency Call[16]	BOA	CAD	1.288	11/2/18	CAD	27,600,000	CAD 193,200	162,647
CLP Currency Call[16]	GSCO-OT	CLP	640.000	10/25/18	CLP	4,523,680,000	CLP 64,000,000	22,619
CLP Currency Call[16]	CITNA-B	CLP	650.000	2/21/19	CLP	11,336,500,000	CLP 97,500,000	408,114
CLP Currency Call[16]	GSCO-OT	CLP	644.150	10/10/18	CLP	5,463,600,000	CLP 64,415,000	16,391
CLP Currency Call[16]	GSCO-OT	CLP	671.500	12/12/18	CLP	10,076,500,000	CLP 129,599,500	523,978
COP Currency Call[16]	GSCO-OT	COP	2848.500	10/26/18	COP	48,321,380,000	COP 427,275,000	48,321

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)	Value
Over-the-Counter Options Purchased (Continued)
COP Currency Call[16]	JPM	COP	2845.750	10/26/18	COP	40,229,000,000	COP 284,575,000	$40,229
COP Currency Call[16]	CITNA-B	COP	2848.980	10/31/18	COP	40,275,000,000	COP 284,898,000	40,275
EUR Currency Put[16]	BOA	EUR	9.250	4/29/20	EUR	2,800,000	EUR 10,000	572,452
IDR Currency Call[16]	SCB	IDR	15050.000	9/5/19	IDR	361,682,350,000	IDR 2,558,500,000	361,682
INR Currency Call[16]	SCB	INR	70.300	11/27/18	INR	795,040,000	INR 7,030,000	11,131
INR Currency Call[16]	GSCO-OT	INR	69.000	10/30/18	INR	487,700,000	INR 6,900,000	976
INR Currency Call[16]	GSCO-OT	INR	65.500	10/15/18	INR	982,500,000	INR 6,550,000	—
JPY Currency Call[16]	JPM	JPY	108.500	12/10/18	JPY	2,556,400,000	JPY 27,125,000	53,684
JPY Currency Call[16]	BOA	JPY	108.000	12/7/18	JPY	5,089,000,000	JPY 54,000,000	86,513
KRW Currency Call[16]	GSCO-OT	KRW	1115.000	11/22/18	KRW	15,936,400,000	KRW 111,500,000	207,173
MXN Currency Call[16]	CITNA-B	MXN	18.578	8/15/19	MXN	139,332,500	MXN 1,393,328	166,781
PLN Currency Call[16]	GSCO-OT	PLN	3.489	8/19/19	PLN	98,630,000	PLN 872,125	476,580
RUB Currency Call[16]	JPM	RUB	59.500	6/7/19	RUB	1,682,200,000	RUB 14,875,000	114,390
RUB Currency Call[16]	GSCO-OT	RUB	63.979	8/12/19	RUB	452,220,000	RUB 6,397,900	152,398
S&P 500 Index Put[16]	GSCO-OT	USD	2623.381	7/31/19	USD	13,188	USD 38,430	873,248
S&P 500 Index Put[16]	BOA	USD	2607.210	7/19/19	USD	12,923	USD 37,657	794,637
TRY Currency Put[16]	JPM	TRY	4.000	5/23/19	TRY	710,000	TRY 10,000	5,165
ZAR Currency Call[16]	GSCO-OT	ZAR	12.469	5/27/19	ZAR	87,279,500	ZAR 1,246,850	32,555
ZAR Currency Call[16]	GSCO-OT	ZAR	13.597	8/15/19	ZAR	11,972,500	ZAR 1,019,738	23,466
ZAR Currency Call[16]	GSCO-OT	ZAR	13.250	8/12/19	ZAR	93,654,000	ZAR 1,325,000	134,862

Total Over-the-Counter Options Purchased (Cost $9,934,687)								6,473,621

	Counterparty	Buy / Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 6/20/23 Call Call[16] (Cost $28,929)	JPM	Buy	iTraxx Europe Crossover Series 29 Version 1	5.000%	10/17/18	EUR	11,800	9,590

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 12/24/48 Call[16]	BAC	Receive	Six-Month EUR-EURIBOR-Reuters	1.690	12/20/18	EUR	6,090	27,010
Interest Rate Swap maturing 3/17/22 Call[16]	GSCO-OT	Pay	Three-Month USD-LIBOR-BBA	3.082	3/13/20	USD	141,400	743,048
Interest Rate Swap maturing 4/25/21 Call[16]	BOA	Pay	Three-Month USD-LIBOR-BBA	2.980	4/23/19	USD	124,305	224,617
Interest Rate Swap maturing 5/13/21 Call[16]	BAC	Pay	Three-Month USD-LIBOR-BBA	3.045	5/9/19	USD	228,755	531,270

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $2,420,518)								1,525,945
Total Investments, at Value (Cost $1,733,807,161)							108.8%	1,681,099,265
Net Other Assets (Liabilities)							(8.8)	(135,265,721)

Net Assets							100.0%	$1,545,833,544

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $404,252,036 or 26.15% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,138,729 or 0.20% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $105,800,011 or 6.84% of the Fund’s net assets at period end.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

9. Restricted security. The aggregate value of restricted securities at period end was $7,983,353, which represents 0.52% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/8/10-5/10/18	$1,120,270	$1,138,090	$17,820
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19	1/24/18	293,914	253,125	(40,789)
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26	5/2/17	254,456	246,562	(7,894)
Diamond Resorts International, Inc., 10.75% Sr. Unsec. Nts., 9/1/24	1/13/17	590,000	581,150	(8,850)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23	1/24/18-4/13/18	334,890	339,075	4,185
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35	2/12/16-11/21/17	535,152	566,103	30,951
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14-3/2/17	837,090	829,798	(7,292)
Hartford Financial Services Group, Inc. (The), 4.439% [US0003M+212.5] Jr. Sub. Nts., 2/12/47	1/18/18-1/22/18	670,914	649,382	(21,532)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,816	28,517	(500,299)
JSC Astana Finance, GDR	6/5/15	—	—	—
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	241,633	234,412	(7,221)
Liberty Mutual Group, Inc., 5.239% [US0003M+290.5] Jr. Sub. Nts., 3/15/37	2/26/18-3/2/18	318,155	315,733	(2,422)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/27/16-3/1/17	804,042	840,375	36,333
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	265,000	267,650	2,650
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	681,616	695,275	13,659
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	10/30/14-11/3/14	674,721	698,700	23,979
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	293,542	299,406	5,864

		$8,444,211	$7,983,353	$(460,858)

10. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

11. Interest or dividend is paid-in-kind, when applicable.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Security received as the result of issuer reorganization.

14. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Non-income producing security.

17. Zero coupon bond reflects effective yield on the original acquisition date.

18. Rate shown is the 7-day yield at period end.

19. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions		Gross Reductions	Shares September 30, 2018
Investment Companies
Oppenheimer Institutional Government Money Market Fund, Cl. E	41,765,253	521,160,322		437,183,178	125,742,397
Oppenheimer Master Event-Linked Bond Fund, LLC	2,520,983	—		566,750	1,954,233
Oppenheimer Master Loan Fund, LLC	14,397,097	—		1,608,610	12,788,487
Oppenheimer Ultra-Short Duration Fund, Cl. Y	27,024,582	188,747		17,040,000	10,173,329

	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Companies
Oppenheimer Institutional Government Money Market Fund, Cl. E	$125,742,397	$1,114,301		$—	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	30,850,965	1,789,284	[a]	(497,077)[a]	(5,557)[a]
Oppenheimer Master Loan Fund, LLC	224,568,597	9,673,906	[b]	1,631,771 [b]	(1,232,774)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	50,866,645	950,401		(170,400)	(99,687)

Total	$432,028,604	$13,527,892		$964,294	$(1,338,018)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,159,271,552	69.0%
India	44,075,547	2.6
South Africa	42,334,779	2.5
Indonesia	35,660,708	2.1

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Geographic Holdings (Continued)	Value	Percent
Mexico	$27,568,938	1.6%
Brazil	26,927,271	1.6
United Kingdom	26,551,337	1.6
Greece	26,132,005	1.6
Argentina	25,502,023	1.5
Spain	22,873,422	1.4
Canada	19,419,507	1.2
France	18,249,348	1.1
Egypt	15,610,876	0.9
Colombia	13,743,041	0.8
Dominican Republic	11,049,602	0.7
Peru	10,584,437	0.6
Turkey	9,911,427	0.6
Ukraine	9,784,358	0.6
Luxembourg	8,491,042	0.5
Chile	8,412,509	0.5
Thailand	8,246,706	0.5
Switzerland	7,476,044	0.4
Netherlands	7,264,511	0.4
China	7,073,091	0.4
Kazakhstan	5,904,701	0.4
Poland	5,618,116	0.3
Sri Lanka	5,566,435	0.3
Angola	4,797,541	0.3
Nigeria	4,769,841	0.3
Italy	4,713,459	0.3
Ghana	4,345,783	0.3
Belgium	3,522,049	0.2
Ecuador	3,300,290	0.2
Uruguay	3,128,756	0.2
Oman	3,109,264	0.2
Singapore	2,890,012	0.2
United Arab Emirates	2,877,013	0.2
Ireland	2,713,561	0.2
Israel	2,527,910	0.1
Russia	2,206,880	0.1
Bermuda	2,143,517	0.1
Hungary	2,043,041	0.1
Serbia	1,823,668	0.1
Portugal	1,782,494	0.1
New Zealand	1,756,112	0.1
Cayman Islands	1,723,469	0.1
Gabon	1,579,919	0.1
Mongolia	1,416,360	0.1
Iraq	1,385,956	0.1
Australia	1,269,158	0.1
Senegal	1,179,339	0.1
Hong Kong	1,166,987	0.1
Azerbaijan	1,130,353	0.1
Morocco	925,200	0.1
Honduras	923,478	0.1
Supranational	848,497	0.0
Macau	743,664	0.0
Eurozone	609,052	0.0
Zambia	503,250	0.0
Kenya	484,155	0.0
Mauritius	468,650	0.0
Ivory Coast	360,415	0.0
Trinidad and Tobago	279,469	0.0
South Korea	207,173	0.0
Japan	140,197	0.0

Total	$1,681,099,265	100.0%

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of September 30, 2018
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	02/2019	IDR	260,657,000	USD	18,139	$—	$1,008,328
BAC	12/2018	MYR	760	USD	183	855	—
BAC	12/2018	USD	9,467	COP	29,419,000	—	446,073
BAC	02/2019	USD	25,470	EUR	22,200	—	613,714
BAC	12/2018	USD	1,948	HUF	542,000	—	11,260
BAC	12/2018	USD	7,602	MXN	145,390	—	71,381
BAC	12/2018	USD	5,172	PLN	19,170	—	38,105
BAC	12/2018	USD	8,272	THB	269,400	—	79,980
BAC	12/2018	USD	22	TRY	140	—	220
BOA	02/2019	EUR	75	USD	86	1,699	—
BOA	12/2018	INR	276,125	USD	3,781	—	21,777
BOA	02/2019	USD	32,270	EUR	27,981	3,720	604,952
BOA	12/2018	USD	40,620	INR	2,966,300	233,940	—
CITNA-B	10/2018 - 06/2019	BRL	189,554	USD	47,757	387,065	1,649,138
CITNA-B	10/2018	CLP	2,763,400	USD	4,241	—	38,877
CITNA-B	02/2019	EUR	910	USD	1,075	—	5,407
CITNA-B	10/2018	UAH	87,000	USD	3,039	—	10,594
CITNA-B	10/2018 - 04/2019	USD	47,889	BRL	193,681	446,717	413,309
CITNA-B	12/2018	USD	7,067	CLP	4,940,000	—	449,394
CITNA-B	03/2019	USD	12,444	JPY	1,353,000	360,428	—
CITNA-B	12/2018	USD	8,133	MXN	155,000	—	48,272
CITNA-B	12/2018	USD	5,929	PEN	19,870	—	67,087
CITNA-B	12/2018	USD	26,675	ZAR	400,930	—	1,378,265
CITNA-B	12/2018	ZAR	114,990	USD	7,651	395,298	—
DEU	02/2019	USD	37,792	EUR	32,835	21,218	811,127
GSCO-OT	02/2019	BRL	10,866	USD	2,951	—	295,776
GSCO-OT	03/2019	JPY	1,353,000	USD	13,096	—	1,012,817
GSCO-OT	02/2019 - 06/2019	USD	17,406	BRL	67,410	1,058,780	—
GSCO-OT	10/2018	USD	7,775	CLP	5,057,047	83,698	—
GSCO-OT	02/2019	USD	3,500	IDR	51,957,000	85,300	—
GSCO-OT	08/2019	USD	3,039	ZAR	44,824	—	3,052
HSBC	12/2018	KRW	2,937,600	USD	2,613	39,304	—
HSBC	02/2019	USD	6,566	EUR	5,565	40,636	13,865
HSBC	12/2018	USD	4,965	MXN	94,770	—	36,559
JPM	10/2018	BRL	45,081	USD	11,259	—	96,602
JPM	10/2018	CLP	2,293,647	USD	3,537	—	47,273
JPM	02/2019	EUR	2,690	USD	3,181	—	20,669
JPM	09/2019	IDR	188,087,000	USD	11,898	32,415	—
JPM	10/2018	UAH	43,450	USD	1,521	—	7,947
JPM	10/2018 - 04/2019	USD	16,578	BRL	65,640	643,468	235,424
JPM	10/2018 - 02/2019	USD	29,399	IDR	438,537,000	293,523	—
JPM	12/2018	USD	1,319	RUB	91,600	—	67,382
JPM	10/2018 - 12/2018	USD	13,518	TRY	90,357	—	830,454
JPM	08/2019	ZAR	44,824	USD	3,039	3,052	—
SCB	09/2019	USD	11,553	IDR	188,087,000	—	377,376

Total Unrealized Appreciation and Depreciation						$4,131,116	$10,812,456

Futures Contracts as of September 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BTP	Buy	12/06/18	28	EUR	4,004	$4,025,964	$21,829
Euro-BUND	Sell	12/06/18	110	EUR	20,457	20,279,944	177,398
Euro-BUXL	Sell	12/06/18	67	EUR	13,685	13,560,413	124,388
Euro-OAT	Sell	12/06/18	78	EUR	13,785	13,679,375	105,868
United States Treasury Long Bonds	Buy	12/19/18	48	USD	6,807	6,744,000	(63,083)
United States Treasury Long Bonds	Sell	12/19/18	124	USD	17,844	17,422,000	422,269
United States Treasury Nts., 10 yr.	Buy	12/19/18	640	USD	76,904	76,020,000	(884,167)
United States Treasury Nts., 10 yr.	Sell	12/19/18	315	USD	37,813	37,416,094	396,757
United States Treasury Nts., 2 yr.	Sell	12/31/18	550	USD	116,182	115,903,907	278,538
United States Treasury Nts., 2 yr.	Buy	12/31/18	117	USD	24,709	24,655,922	(53,396)
United States Treasury Nts., 5 yr.	Buy	12/31/18	133	USD	15,100	14,959,383	(140,620)
United States Ultra Bonds	Buy	12/19/18	68	USD	10,881	10,491,125	(389,679)

							$(3,898)

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Options Written at September 30, 2018
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
AUD Currency Put	BOA	AUD	0.736	11/7/18	AUD	(38,414,400)	AUD 271,739	$351,716	$(608,522)
AUD Currency Put	BOA	AUD	0.730	10/25/18	AUD	(14,140,000)	AUD 150,000	95,377	(144,115)
BRL Currency Put	GSCO-OT	BRL	4.590	6/7/19	BRL	(103,820,000)	BRL 918,000	684,805	(691,338)
BRL Currency Put	JPM	BRL	5.150	8/22/19	BRL	(177,675,000)	BRL 1,236,000	790,878	(694,709)
BRL Currency Put[1]	JPM	BRL	4.800	9/25/19	BRL	(600,000)	BRL 5,150	90,960	(12,835)
BRL Currency Put	JPM	BRL	4.500	11/13/18	BRL	(31,810,000)	BRL 450,000	129,113	(56,749)
CAD Currency Call	BOA	CAD	1.254	11/2/18	CAD	(26,842,500)	CAD 188,025	60,281	(20,776)
CAD Currency Put	BOA	CAD	1.333	11/2/18	CAD	(28,535,000)	CAD 199,875	120,671	(22,714)
CLP Currency Call	CITNA-B	CLP	615.000	2/21/19	CLP	(10,726,000,000)	CLP 92,250,000	94,479	(107,260)
CLP Currency Put	CITNA-B	CLP	710.000	2/21/19	CLP	(12,383,000,000)	CLP 106,500,000	216,534	(160,979)
CLP Currency Call	GSCO-OT	CLP	621.150	10/10/18	CLP	(5,268,500,000)	CLP 62,115,000	34,761	(5,268)
CLP Currency Call	GSCO-OT	CLP	616.000	10/25/18	CLP	(4,354,042,000)	CLP 61,600,000	25,728	(4,354)
CLP Currency Put	GSCO-OT	CLP	730.000	12/12/18	CLP	(21,908,600,000)	CLP 281,780,000	214,254	(65,726)
COP Currency Put	CITNA-B	COP	3030.760	10/31/18	COP	(42,844,000,000)	COP 303,076,000	143,626	(128,532)
COP Currency Call	CITNA-B	COP	2727.420	10/31/18	COP	(38,556,000,000)	COP 272,742,000	62,695	(38,556)
COP Currency Call	GSCO-OT	COP	2721.400	10/26/18	COP	(46,165,000,000)	COP 408,210,000	73,249	—
COP Currency Put	GSCO-OT	COP	3040.700	10/26/18	COP	(51,582,000,000)	COP 456,105,000	189,300	(103,164)
COP Currency Put	JPM	COP	3037.800	10/26/18	COP	(42,944,000,000)	COP 303,780,000	152,533	(85,888)
COP Currency Call	JPM	COP	2719.140	10/26/18	COP	(38,439,000,000)	COP 271,914,000	65,805	—
EUR Currency Call	BOA	USD	1.160	11/16/18	EUR	(71,414,500)	EUR 100,000	755,011	(1,085,929)
EUR Currency Call	GSCO-OT	INR	86.800	12/21/18	EUR	(11,300,000)	EUR 100,000	199,832	(153,621)
EUR Currency Call	JPM	ZAR	17.438	7/10/19	EUR	(7,120,000)	EUR 75,000	391,297	(489,131)
EUR Currency Call	SCB	USD	1.160	11/16/18	EUR	(42,410,000)	EUR 150,000	463,117	(644,886)
IDR Currency Put	GSCO-OT	IDR	15000.000	7/10/19	IDR	(390,000,000,000)	IDR 3,005,250,000	949,000	(1,560,000)
IDR Currency Put	SCB	IDR	17550.000	9/5/19	IDR	(421,762,500,000)	IDR 2,983,500,000	693,205	(421,762)
INR Currency Put	GSCO-OT	INR	70.400	10/30/18	INR	(497,600,000)	INR 7,040,000	50,311	(241,834)
INR Currency Put	GSCO-OT	INR	67.000	10/15/18	INR	(1,005,000,000)	INR 6,700,000	187,500	(1,174,845)
INR Currency Call	GSCO-OT	INR	63.500	10/15/18	INR	(952,500,000)	INR 6,350,000	28,500	—
INR Currency Call	GSCO-OT	INR	67.500	10/30/18	INR	(477,100,000)	INR 6,750,000	15,282	(477)
INR Currency Put	SCB	INR	72.750	11/27/18	INR	(822,740,000)	INR 7,275,000	62,675	(168,662)
INR Currency Call	SCB	INR	68.650	11/27/18	INR	(776,380,000)	INR 6,865,000	31,225	(4,658)
JPY Currency Call	BOA	JPY	105.000	12/7/18	JPY	(4,948,000,000)	JPY 52,500,000	162,342	(24,740)
JPY Currency Put	BOA	JPY	112.000	12/7/18	JPY	(1,847,000,000)	JPY 19,600,000	122,281	(284,438)
JPY Currency Put	JPM	JPY	112.500	12/10/18	JPY	(927,700,000)	JPY 9,843,750	56,172	(120,601)
JPY Currency Call	JPM	JPY	105.500	12/10/18	JPY	(2,485,700,000)	JPY 26,375,000	89,235	(17,400)
KRW Currency Put	GSCO-OT	KRW	1170.000	11/22/18	KRW	(16,722,500,000)	KRW 117,000,000	127,048	(16,723)
KRW Currency Call	GSCO-OT	KRW	1078.000	11/22/18	KRW	(15,407,600,000)	KRW 107,800,000	53,112	(30,815)
MXN Currency Put	CITNA-B	MXN	22.828	8/15/19	MXN	(171,202,500)	MXN 1,712,108	192,431	(104,434)
MXN Currency Put	GSCO-OT	MXN	19.500	1/4/19	MXN	(257,300,000)	MXN 2,730,000	192,751	(203,524)
NOK Currency Put	GSCO-OT	NOK	8.208	12/14/18	NOK	(448,182,500)	NOK 3,570,263	1,003,754	(633,282)
NOK Currency Put	JPM	NOK	8.101	12/20/18	NOK	(281,261,000)	NOK 2,487,007	619,807	(598,242)
PLN Currency Put	GSCO-OT	PLN	4.104	8/19/19	PLN	(116,018,000)	PLN 1,025,875	566,590	(288,305)
RUB Currency Put	GSCO-OT	RUB	83.540	8/12/19	RUB	(590,480,000)	RUB 8,354,000	148,808	(91,524)
RUB Currency Put	JPM	RUB	70.000	6/7/19	RUB	(1,979,100,000)	RUB 17,500,000	793,217	(922,261)
S&P 500 Index Put	GSCO-OT	USD	2256.672	7/31/19	USD	(13,188)	USD 38,430	540,534	(356,482)
S&P 500 Index Put	BOA	USD	2242.760	7/19/19	USD	(12,923)	USD 37,657	495,010	(319,502)
SEK Currency Put	GSCO-OT	SEK	8.606	11/22/18	SEK	(328,500,000)	SEK 2,323,485	1,124,432	(1,195,411)
SEK Currency Put	JPM	SEK	8.864	10/24/18	SEK	(126,690,847)	SEK 443,200	197,197	(137,080)
TRY Currency Put	JPM	TRY	5.164	10/15/18	TRY	(47,850,000)	TRY 337,209	304,372	(1,421,288)
ZAR Currency Put	GSCO-OT	ZAR	14.646	5/27/19	ZAR	(102,522,000)	ZAR 1,464,600	187,628	(383,125)
ZAR Currency Put	GSCO-OT	ZAR	18.208	8/15/19	ZAR	(136,560,000)	ZAR 1,365,600	284,250	(141,886)
ZAR Currency Call	GSCO-OT	ZAR	11.324	5/27/19	ZAR	(79,264,500)	ZAR 1,132,350	71,911	(12,365)
ZAR Currency Put	GSCO-OT	ZAR	14.626	11/28/18	ZAR	(102,342,900)	ZAR 1,096,913	208,177	(133,148)
ZAR Currency Put	GSCO-OT	ZAR	17.916	8/12/19	ZAR	(126,631,000)	ZAR 1,791,550	173,483	(145,246)

Total Over-the-Counter Options Written								$15,138,262	$(16,479,112)

1. Knock-out option becomes ineligible for exercise if at any time spot exchange rate is less than or equal to 3.8 BRL per 1 USD. If the spot rates are equal to or greater than 4.8 BRL per 1 USD the transaction will automatically exercise and the seller will pay the settlement amount. If the spot rates are not equal to or greater than 4.8 BRL per 1 USD this transaction will expire worthless.

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps at September 30, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Argentine Republic	Buy	5.000%	6/20/19	USD	6,000	$(175,754)	$(82,828)	$(258,582)
Argentine Republic	Sell	5.000	12/20/18	USD	2,000	(9,379)	11,470	2,091
Argentine Republic	Sell	5.000	12/20/18	USD	2,000	(12,000)	11,470	(530)
Federation of Malaysia	Buy	1.000	12/20/23	USD	2,500	(17,312)	(7,756)	(25,068)
Federative Republic of Brazil	Buy	1.000	12/20/23	USD	3,500	(319,931)	254,111	(65,820)
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	2,500	154,768	(96,992)	57,776
Federative Republic of Brazil	Buy	1.000	12/20/23	USD	3,000	(270,900)	217,810	(53,090)
People’s Republic of China	Buy	1.000	12/20/23	USD	4,500	81,048	(94,422)	(13,374)
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD	1,000	10,178	(19,449)	(9,271)
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD	1,000	10,092	(19,449)	(9,357)
Republic of South Africa	Buy	1.000	12/20/23	USD	1,000	(61,012)	46,846	(14,166)
Republic of South Africa	Buy	1.000	12/20/23	USD	3,500	(245,988)	163,960	(82,028)
Republic of Turkey	Buy	1.000	12/20/23	USD	1,000	(131,778)	118,654	(13,124)
Russian Federation	Buy	1.000	12/20/23	USD	2,000	(68,304)	39,962	(28,342)
United Mexican States	Buy	1.000	12/20/23	USD	2,000	(31,834)	11,581	(20,253)
United Mexican States	Buy	3.250	12/20/23	USD	4,250	(67,648)	24,433	(43,215)

Total Cleared Credit Default Swaps						$ (1,155,754)	$579,401	$(576,353)

Over-the-Counter Credit Default Swaps at September 30, 2018
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Eskom Holdings Soc Ltd.	GSCOI	Sell	1.000%	12/20/22	USD	1,500	$124,911	$(194,324)	$(69,413)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	1,190	94,152	876	95,028
Hellenic Republic	BAC	Sell	1.000	12/20/25	USD	3,400	330,758	(591,809)	(261,051)
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	1,414	235,247	(229,705)	5,542
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	3,534	529,497	(574,099)	(44,602)
Hellenic Republic	BAC	Sell	1.000	12/20/19	USD	2,350	35,260	(31,337)	3,923
Hellenic Republic	GSCOI	Sell	1.000	6/20/25	USD	1,410	222,469	(229,055)	(6,586)
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD	1,000	32,421	(25,726)	6,695
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD	1,000	30,175	(25,726)	4,449
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	2,697	48,743	42,466	91,209
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	11,933	83,724

Total Over-the-Counter Credit Default Swaps							$ 1,755,424	$(1,846,506)	$(91,082)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$5,500,000	$—	CCC+ to BB+
Investment Grade Single Name Corporate Debt	1,740,000	—	BBB-
Investment Grade Sovereign Debt	2,697,000	—	BBB
Non-Investment Grade Sovereign Debt	19,798,000	12,500,000	B+ to BB

Total USD	$29,735,000	$12,500,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at September 30, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month JPY BBA LIBOR	0.296%	11/29/27	JPY	4,654,000	$59	$19,517	$19,576
BAC	Receive	Six-Month EUR EURIBOR	1.123	3/8/28	EUR	2,475	—	(69,204)	(69,204)
BNP	Pay	MXN TIIE BANXICO	8.000	8/13/20	MXN	311,315	—	30,296	30,296
BNP	Pay	BZDI	7.515	1/2/19	BRL	108,825	—	138,946	138,946
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF	825,000	—	(153,750)	(153,750)
CITNA-B	Receive	JIBA3M	7.250	7/10/20	ZAR	104,000	—	20,276	20,276
CITNA-B	Pay	CLICP	2.901	8/9/19	CLP	9,271,500	—	(74,892)	(74,892)

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CITNA-B	Pay	Six-Month PLN WIBOR WIBO	2.990%	11/17/27	PLN	5,770	$—	$37,352	$37,352
CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN	134,240	—	(302,811)	(302,811)
DEU	Receive	JIBA3M	8.310	6/29/28	ZAR	–	—	—	—
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR	62,800	—	(18,664)	(18,664)
DEU	Receive	JIBA3M	7.500	8/15/20	ZAR	136,300	—	(9,820)	(9,820)
DEU	Receive	JIBA3M	7.120	6/29/19	ZAR	202,850	—	5,016	5,016
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR	26,465	—	(2,277)	(2,277)
GSCOI	Pay	EUR006M	1.553	7/4/44	EUR	4,331	—	34,726	34,726
GSCOI	Pay	MXN TIIE BANXICO	8.210	1/30/19	MXN	538,000	—	4,459	4,459
GSCOI	Receive	Three-Month USD BBA LIBOR	3.150	9/21/48	USD	11,300	—	57,858	57,858
GSCOI	Pay	MXN TIIE BANXICO	7.760	9/25/20	MXN	312,000	—	(15,348)	(15,348)
GSCOI	Receive	BZDI	10.135	1/2/23	BRL	19,100	—	97,484	97,484
GSCOI	Pay	COOVIBR	4.610	6/7/20	COP	20,710,000	—	(21,359)	(21,359)
GSCOI	Pay	EUR006M	0.861	8/15/27	EUR	8,030	—	(4,042)	(4,042)
GSCOI	Pay	BZDI	11.730	1/2/25	BRL	17,600	—	27,577	27,577
GSCOI	Pay	EUR006M	1.482	7/4/44	EUR	3,200	—	(31,841)	(31,841)
GSCOI	Receive	BZDI	8.235	1/2/20	BRL	45,400	—	(27,420)	(27,420)
JPM	Pay	BZDI	10.940	1/2/23	BRL	22,770	—	(23,670)	(23,670)
JPM	Pay	Six-Month HUF BUBOR	1.865	1/24/28	HUF	375,735	—	(105,973)	(105,973)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR	15,000	—	3,780	3,780
SIB	Pay	BZDI	9.825	7/1/20	BRL	500,000	—	(359,718)	(359,718)
UBS	Pay	NDBB3M	2.035	9/17/20	NZD	21,400	—	(9,572)	(9,572)
UBS	Pay	NDBB3M	2.120	9/30/20	NZD	21,000	—	1,299	1,299

Total of Centrally Cleared Interest Rate Swaps							$59	$(751,775)	$(751,716)

Over-the-Counter Interest Rate Swaps at September 30, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month THB THBFIX	2.200%	3/20/22	THB	99,500	$—	$16,660	$16,660
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.705	3/8/23	INR	736,875	—	(5,225)	(5,225)
BOA	Pay	NSERO	6.700	3/8/20	INR	3,223,125	—	(331,178)	(331,178)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.620	3/20/23	INR	458,000	—	22,321	22,321
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330	1/31/22	INR	210,000	—	(93,858)	(93,858)
BOA	Pay	NSERO	6.623	3/20/20	INR	2,035,500	—	(228,349)	(228,349)
GSCOI	Pay	Six-Month CLP TNA	3.620	2/8/23	CLP	1,822,500	—	(32,720)	(32,720)
GSCOI	Receive	KWCDC	1.970	8/22/20	KRW	42,846,005	—	17,070	17,070
JPM	Receive	Three-Month MYR KLIBOR BNM	4.005	2/21/22	MYR	13,230	—	(20,318)	(20,318)
SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR	45,000	—	(143,959)	(143,959)

Total of Over-the-Counter Interest Rate Swaps							$—	$(799,556)	$(799,556)

Over-the-Counter Total Return Swaps at September 30, 2018
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
IBoxx EUR Liquid High Yield Index Series 1 Version 1	JPM	Receive	EUR EURIBOR Reuters	6/26/19	EUR	14,136	$100,268	$100,268

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaptions Written at September 30, 2018
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing 6/20/23 Call	JPM	Buy	iTraxx Europe Crossover Series 29 Version 1	5.000%	10/17/18	EUR	11,800	$19,286	$(5,864)

Total Over-the-Counter Credit Default Swaptions Written								$19,286	$(5,864)

Over-the-Counter Interest Rate Swaptions Written at September 30, 2018
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
			Three-
Interest Rate Swap maturing			Month USD
5/14/29 Call	BAC	Receive	LIBOR- BBA	3.103%	5/9/19	USD	49,420	$1,088,935	$(696,970)
			Six-Month
Interest Rate Swap maturing			EUR EURIBOR
12/20/18 Call	BAC	Receive	Reuters	1.350	12/20/18	EUR	6,090	55,141	(11,359)
			Three-
Interest Rate Swap maturing			Month USD
9/22/22 Call	BOA	Pay	LIBOR-BBA	3.118	9/18/20	USD	72,910	575,989	(530,332)
			Three-
Interest Rate Swap maturing			Month USD
9/22/22 Call	BOA	Receive	LIBOR-BBA	3.118	9/18/20	USD	72,910	575,989	(548,525)
			Three-
Interest Rate Swap maturing			Month USD
9/2/22 Call	BOA	Pay	LIBOR-BBA	2.945	8/28/20	USD	70,680	537,168	(645,146)
			Three-
Interest Rate Swap maturing			Month USD
6/12/20 Call	BOA	Pay	LIBOR-BBA	2.972	6/10/19	USD	282,730	605,042	(700,108)
			Three-
Interest Rate Swap maturing			Month USD
12/12/19 Call	BOA	Receive	LIBOR-BBA	2.820	12/10/18	USD	282,730	356,240	(347,645)
			Three-
Interest Rate Swap maturing			Month USD
4/25/29 Call	BOA	Receive	LIBOR-BBA	2.980	4/23/19	USD	28,250	526,862	(264,331)
			Three-
Interest Rate Swap maturing			Month USD
3/17/30 Call	GSCOI	Receive	LIBOR-BBA	3.072	3/13/20	USD	31,800	864,960	(722,486)
			Three-
Interest Rate Swap maturing			Month USD
8/30/20 Call	GSCOI	Pay	LIBOR-BBA	3.018	8/28/19	USD	141,365	309,943	(395,026)
Interest Rate Swap maturing			Three-Month
8/6/20 Call	GSCOI	Pay	KRW CD KSDA	2.120	8/5/19	KRW	85,692,010	106,396	(62,291)
			Three-
Interest Rate Swap maturing			Month USD
8/16/20 Call	JPM	Pay	LIBOR-BBA	3.010	7/12/19	USD	282,730	579,597	(704,538)
			Three-
Interest Rate Swap maturing			Month USD
9/21/21 Call	JPM	Receive	LIBOR-BBA	3.145	9/18/19	USD	145,820	371,841	(268,437)
Interest Rate Swap maturing			Six-Month PLN
10/29/23 Call	JPM	Pay	WIBOR-WIBO	2.520	10/25/18	PLN	16,000	20,366	(10,858)
			Three-
Interest Rate Swap maturing			Month USD
9/21/21 Call	JPM	Pay	LIBOR-BBA	3.145	9/18/19	USD	145,820	371,841	(281,167)

Total Over-the-Counter Interest Rate Swaptions Written								$6,946,310	$(6,189,219)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SCB	Standard Chartered Bank
SIB	Banco Santander SA
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Currency abbreviations indicate amounts reporting in currencies (Continued)
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negra Malaysia
BTP	Italian Treasury Bonds
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CLICP	Sinacofi Chile Interbank Rate Average
COOVIBR	Colombia IBR Overnight Nominal interbank Reference Rate
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA8	EUR Swap Annual 8 Year
EUSA10	EUR Swap Annual 10 Year
EUSA11	EUR Swap Annual 11 Year
FBIL	Financial Benchmarks India Private Ltd.
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
ITraxx Europe Crossover Series 29 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
KWCDC	South Korean Won Index
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
NDBB3M	New Zealand Bank Bill 3 Months
NSERO	India Rupee Floating Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
S&P	Standard & Poor’s
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR	Poland Warsaw Interbank Offer Bid Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 88,909 shares with net assets of $7,439,107 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads,

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$38,293,594	$—	$38,293,594
Mortgage-Backed Obligations	—	294,002,811	—	294,002,811
Foreign Government Obligations	—	262,926,547	—	262,926,547
Corporate Loans	—	5,616,164	—	5,616,164
Corporate Bonds and Notes	—	599,441,928	28,519	599,470,447
Preferred Stocks	19,926,494	—	—	19,926,494
Common Stocks	556,310	—	120,185	676,495
Rights, Warrants and Certificates	—	—	125,233	125,233
Structured Securities	—	3,670,675	94,918	3,765,593
Short-Term Notes	—	16,258,127	—	16,258,127
Investment Companies	176,609,042	255,419,562	—	432,028,604
Over-the-Counter Options Purchased	—	6,473,621	—	6,473,621
Over-the-Counter Credit Default Swaption Purchased	—	9,590	—	9,590
Over-the-Counter Interest Rate Swaptions Purchased	—	1,525,945	—	1,525,945

Total Investments, at Value	197,091,846	1,483,638,564	368,855	1,681,099,265

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments:
Swaps, at value	$—	$211,594	$—	$211,594
Centrally cleared swaps, at value	—	1,378,883	—	1,378,883
Futures contracts	1,527,047	—	—	1,527,047
Forward currency exchange contracts	—	4,131,116	—	4,131,116

Total Assets	$198,618,893	$1,489,360,157	$368,855	$1,688,347,905

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,757,388)	$—	$(2,757,388)
Centrally cleared swaps, at value	—	(1,551,257)	—	(1,551,257)
Options written, at value	—	(16,479,112)	—	(16,479,112)
Futures contracts	(1,530,945)	—	—	(1,530,945)
Forward currency exchange contracts	—	(10,812,456)	—	(10,812,456)
Swaptions written, at value	—	(6,195,083)	—	(6,195,083)

Total Liabilities	$(1,530,945)	$(37,795,296)	$—	$(39,326,241)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed
Obligations	$51,559	$–	$–	$(51,559)
Common Stocks	–	(39,045)	39,045	–
Rights, Warrants and
Certificates	–	(21,067)	21,067	–

Total Assets	$51,559	$(60,112)	$60,112	$(51,559)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 16.6% of Master Loan and 8.3% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$187,614,891
Sold securities	18,023,325

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $623,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,972,222
Market Value	$856,191
Market Value as % of Net Assets	0.06%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $284,583,998 and $455,116,336, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $114,321,466 and $206,602,863 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,818,476 and $1,122,976 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,529,217 and $8,817,292 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $26,014,000 and $18,236,300 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $179,639,032 and $363,409,825 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $4,967,583 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $2,859,732 and $4,313,587 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of this announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Shares	Value
Common Stocks—40.2%
Consumer Discretionary—3.5%
Entertainment—0.2%
Live Nation Entertainment, Inc.[1]	15,700	$855,179
Hotels, Restaurants & Leisure—0.7%
Hilton Worldwide Holdings, Inc.[2]	2,903	234,504
Sonic Corp.	63,506	2,752,350
		2,986,854
Household Durables—0.1%
Mohawk Industries, Inc.[1]	2,670	468,185
Interactive Media & Services—1.3%
Alphabet, Inc., Cl. A1,3	2,126	2,566,252
XO Group, Inc.[1]	79,287	2,733,816
		5,300,068
Media—0.2%
DISH Network Corp., Cl. A1	21,073	753,570
Media General, Inc.[1,4,5]	1,099	66
		753,636
Specialty Retail—0.6%
Lowe’s Cos., Inc.[2]	7,680	881,818
Rent-A-Center, Inc.[1]	110,813	1,593,491
		2,475,309
Textiles, Apparel & Luxury Goods—0.4%
Perry Ellis International, Inc.[1]	60,421	1,651,306
Consumer Staples—1.8%
Beverages—0.3%
Coca-Cola Co. (The)	29,330	1,354,753
Food & Staples Retailing—0.7%
SUPERVALU, Inc.[1,2]	84,838	2,733,480
Tobacco—0.8%
Altria Group, Inc.	20,702	1,248,538
Philip Morris International, Inc.	26,630	2,171,410
		3,419,948
Energy—8.1%
Energy Equipment & Services—0.4%
Halliburton Co.	7,665	310,662
Schlumberger Ltd.	8,555	521,171
USA Compression Partners LP6	36,412	601,162
		1,432,995

Oil, Gas & Consumable Fuels—7.7%
Antero Midstream GP LP	46,716	790,435
Buckeye Partners LP6	39,561	1,412,723
Canadian Natural Resources Ltd.	12,276	401,074
Chevron Corp.	6,130	749,576
ConocoPhillips	11,372	880,193
DCP Midstream LP6	13,500	534,465
Energy Transfer Equity LP6	114,231	1,991,046
Energy Transfer Partners LP6	152,525	3,395,206
Enterprise Products Partners LP6	106,768	3,067,445
EOG Resources, Inc.	3,062	390,619
EQT Midstream Partners LP6	25,916	1,367,846
Magellan Midstream Partners LP6	28,202	1,909,839
MPLX LP6	62,503	2,167,604
Noble Energy, Inc.[3]	14,067	438,750
Occidental Petroleum Corp.[2]	11,140	915,374
Phillips 66 Partners LP6	10,770	550,778
Plains All American Pipeline LP6	14,277	357,068
Plains GP Holdings LP, Cl. A1	13,026	319,528
Sunoco LP6	5,106	150,882
Tallgrass Energy LP, Cl. A2	88,050	2,076,219
Targa Resources Corp.[2]	27,873	1,569,529
TC PipeLines LP6	37,940	1,150,720
TOTAL SA, Sponsored ADR	16,550	1,065,655
Valero Energy Corp.	7,591	863,476

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Western Gas Partners LP6	11,747	$513,109
Williams Cos., Inc. (The)[2]	98,609	2,681,179
		31,710,338
Financials—9.7%
Capital Markets—0.6%
Goldman Sachs Group, Inc. (The)[2]	5,940	1,331,985
Raymond James Financial, Inc.[2]	5,960	548,618
State Street Corp.	8,460	708,779
		2,589,382
Commercial Banks—0.8%
M&T Bank Corp.[2]	10,435	1,716,975
PNC Financial Services Group, Inc. (The)	3,770	513,436
Wells Fargo & Co.	21,300	1,119,528
		3,349,939
Diversified Financial Services—0.0%
NewStar Financial, Inc.[1,4]	409	—
Insurance—2.3%
Allstate Corp. (The)	6,520	643,524
Aspen Insurance Holdings Ltd.	64,683	2,703,749
Chubb Ltd.	23,565	3,149,227
Navigators Group, Inc. (The)[2]	39,568	2,734,149
Travelers Cos., Inc. (The)	2,820	365,782
		9,596,431
Real Estate Investment Trusts (REITs)—4.6%
Acadia Realty Trust	5,780	162,013
Agree Realty Corp.	6,850	363,872
Allied Properties Real Estate Investment Trust	10,380	346,362
American Homes 4 Rent, Cl. A	5,250	114,922
AvalonBay Communities, Inc.	2,420	438,383
Blackstone Mortgage Trust, Inc., Cl. A	47,025	1,575,808
Boston Properties, Inc.	4,030	496,053
Camden Property Trust	4,040	378,023
Chesapeake Lodging Trust	8,690	278,688
Cousins Properties, Inc.	28,910	257,010
Crown Castle International Corp.	920	102,424
Derwent London plc	1,780	66,252
Dexus	26,799	204,507
Digital Realty Trust, Inc.	5,600	629,888
Equinix, Inc.	470	203,458
Extra Space Storage, Inc.	4,950	428,868
First Industrial Realty Trust, Inc.	8,740	274,436
Fortune Real Estate Investment Trust	104,000	123,411
Gaming & Leisure Properties, Inc.	4,800	169,200
Gecina SA	1,230	205,376
GLP J-REIT	137	133,129
Goodman Group	45,300	340,277
Gramercy Property Trust	59,267	1,626,286
Green REIT plc	93,771	164,131
Hammerson plc	12,870	76,554
Healthcare Realty Trust, Inc.	4,330	126,696
Hoshino Resorts REIT, Inc.	20	98,422
Host Hotels & Resorts, Inc.	10,970	231,467
ICADE	2,040	189,035
Independence Realty Trust, Inc.	20,370	214,496
Inmobiliaria Colonial Socimi SA	22,787	236,616
Invesco Office J-Reit, Inc.	1,134	161,802
Invincible Investment Corp.	452	188,947
Invitation Homes, Inc.	9,663	221,379
Keppel REIT	293,100	255,174
Kilroy Realty Corp.	8,500	609,365
Land Securities Group plc	18,581	213,763
Link REIT	27,500	270,571
LondonMetric Property plc	40,080	92,814
Macerich Co. (The)	2,680	148,177
Mapletree Logistics Trust	210,700	189,566

1      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Medical Properties Trust, Inc.	13,510	$201,434
National Retail Properties, Inc.	2,370	106,223
New Residential Investment Corp.	6,180	110,128
Nippon Building Fund, Inc.	27	156,129
Park Hotels & Resorts, Inc.	7,790	255,668
Physicians Realty Trust	10,070	169,780
Prologis, Inc.	9,510	644,683
Regency Centers Corp.	8,292	536,244
Sabra Health Care REIT, Inc.	10,260	237,211
Scentre Group	71,111	203,232
Simon Property Group, Inc.	3,080	544,390
Starwood Property Trust, Inc.	31,660	681,323
STORE Capital Corp.	7,750	215,373
Sun Communities, Inc.	3,510	356,405
UDR, Inc.	15,390	622,218
Unibail-Rodamco-Westfield	2,023	406,335
Unite Group plc (The)	23,400	272,253
Vornado Realty Trust	1,210	88,330
Welltower, Inc.	4,900	315,168
		18,730,148
Real Estate Management & Development—1.3%
Ayala Land, Inc.	116,500	86,378
Carmila SA	3,850	98,109
Castellum AB	14,788	264,600
China Overseas Land & Investment Ltd.	94,000	294,366
China Resources Land Ltd.	96,000	336,209
Ciputra Development Tbk PT	403,900	23,676
City Developments Ltd.	22,700	151,083
CK Asset Holdings Ltd.	74,500	555,941
Deutsche Wohnen SE	2,543	121,986
Fabege AB	11,610	160,792
Hulic Co. Ltd.	16,900	165,882
KWG Group Holdings Ltd.	117,045	106,962
Mitsubishi Estate Co. Ltd.	15,100	256,812
Mitsui Fudosan Co. Ltd.	17,200	407,155
Shimao Property Holdings Ltd.	75,000	187,137
SM Prime Holdings, Inc.	126,000	84,547
StorageVault Canada, Inc.	70,058	143,734
Sumitomo Realty & Development Co. Ltd.	8,000	287,263
Sun Hung Kai Properties Ltd.	11,000	160,232
Swire Properties Ltd.	43,600	165,154
Vonovia SE	18,351	896,574
Wharf Real Estate Investment Co. Ltd.	38,000	245,195
		5,199,787
Thrifts & Mortgage Finance—0.1%
WSFS Financial Corp.	7,220	340,423
Health Care—5.9%
Biotechnology—0.3%
Shire plc, ADR	6,640	1,203,633
Health Care Equipment & Supplies—1.4%
Abbott Laboratories	9,110	668,310
Invuity, Inc.[1]	130,123	962,910
K2M Group Holdings, Inc.[1,2]	101,192	2,769,625
Medtronic plc	13,962	1,373,442
		5,774,287
Health Care Providers & Services—2.7%
AMN Healthcare Services, Inc.[1,2]	6,160	336,952
Cigna Corp.[2]	6,190	1,289,067
Envision Healthcare Corp.[1]	45,961	2,101,797
HCA Healthcare, Inc.	8,105	1,127,568
LifePoint Health, Inc.[1,2]	42,339	2,726,632
Premier, Inc., Cl. A1,2	21,480	983,354
UnitedHealth Group, Inc.[3]	9,505	2,528,710
		11,094,080

	Shares	Value
Pharmaceuticals—1.5%
Allergan plc[3]	3,320	$632,394
Ambit Biosciences Corp.[1,4]	10,347	—
Johnson & Johnson[2]	6,430	888,433
Merck & Co., Inc.	25,915	1,838,410
Mylan NV1	21,160	774,456
Novartis AG, Sponsored ADR	12,390	1,067,522
Roche Holding AG	4,665	1,128,833
Teva Pharmaceutical Industries Ltd.[1]	10	—
		6,330,048
Industrials—4.2%
Aerospace & Defense—1.8%
L3 Technologies, Inc.	3,600	765,432
Lockheed Martin Corp.[3]	7,465	2,582,591
Northrop Grumman Corp.[2]	6,060	1,923,262
Raytheon Co.[2]	9,180	1,897,139
		7,168,424
Air Freight & Couriers—0.1%
FedEx Corp.	1,740	418,975
Airlines—0.0%
CHC Group LLC[1]	697	—
Building Products—0.4%
USG Corp.[1]	38,342	1,660,592
Commercial Services & Supplies—0.3%
Republic Services, Inc., Cl. A2	16,230	1,179,272
Construction & Engineering—0.1%
Granite Construction, Inc.	6,720	307,104
Industrial Conglomerates—0.5%
General Electric Co.[3]	71,250	804,412
Honeywell International, Inc.[3]	8,580	1,427,712
		2,232,124
Machinery—0.3%
Stanley Black & Decker, Inc.	5,560	814,207
Xerium Technologies, Inc.[1,2]	22,466	302,392
		1,116,599
Professional Services—0.7%
Dun & Bradstreet Corp. (The)[2]	19,097	2,721,513
Reis, Inc.	10,396	239,108
		2,960,621
Information Technology—3.9%
Communications Equipment—0.7%
Cisco Systems, Inc.	43,920	2,136,708
CommScope Holding Co., Inc.[1]	24,180	743,777
		2,880,485
IT Services—0.7%
Syntel, Inc.[1,2]	67,129	2,750,946
Semiconductors & Semiconductor Equipment—1.4%
Hanergy Thin Film Power Group Ltd.[1,5]	161,121	—
Integrated Device Technology, Inc.[1]	56,689	2,664,950
QUALCOMM, Inc.[3]	14,249	1,026,355
Xilinx, Inc.[3]	28,975	2,322,926
		6,014,231
Software—0.4%
CA, Inc.	36,777	1,623,705
Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.[2]	12,400	2,799,176
Materials—1.1%
Chemicals—0.5%
Celanese Corp., Cl. A3	11,580	1,320,120
Westlake Chemical Partners LP6	23,745	591,250
		1,911,370

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Containers & Packaging—0.5%
Packaging Corp. of America	6,850	$751,377
Sonoco Products Co.[3]	26,190	1,453,545

		2,204,922
Metals & Mining—0.1%
Steel Dynamics, Inc.	7,930	358,357
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.7%
AT&T, Inc.[3]	24,750	831,105
BCE, Inc.	31,705	1,284,687
Verizon Communications, Inc.	17,790	949,808

		3,065,600
Utilities—1.3%
Electric Utilities—0.7%
American Electric Power Co., Inc.	18,790	1,331,835
Edison International	8,485	574,265
PG&E Corp.[1,2]	16,090	740,301

		2,646,401
Multi-Utilities—0.6%
CMS Energy Corp.	17,650	864,850
Vectren Corp.	23,025	1,646,057

		2,510,907

Total Common Stocks (Cost $147,677,364)		165,160,020
Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg., 6.375%[7]	340	344,080
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg., 6.375%[7]	475	480,700
Total Preferred Stocks (Cost $845,454)		824,780

	Units
Rights, Warrants and Certificates—0.0%
Kaisa Group Holdings Ltd. Rts., Strike Price $1, Exp. 12/31/49, 0.00%[1] (Cost $0)	231	200

	Principal Amount
Asset-Backed Securities—2.5%
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 3.516% [US0001M+130], 3/25/37[8,9]	$ 1,600,000	1,645,613
GSAMP Trust, Series 2005-HE4, Cl. M3, 2.996% [US0001M+78], 7/25/45[9]	1,400,000	1,400,145
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 2.596% [US0001M+38], 12/25/35[9]	1,780,000	1,774,638
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 2.936% [US0001M+72], 3/25/35[9]	397,953	385,435
Raspro Trust, Series 2005-1A, Cl. G, 2.738% [LIBOR03M+40], 3/23/24[8,9]	600,016	603,937
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 2.666% [US0001M+45], 10/25/35[9]	4,250,000	4,230,560
Total Asset-Backed Securities (Cost $8,906,363)		10,040,328
Mortgage-Backed Obligation—0.6%
RAMP Trust, Series 2005-RS6, Cl. M4, 3.191% [US0001M+97.5], 6/25/35[9] (Cost $2,094,026)	2,300,000	2,308,766
Foreign Government Obligation—5.2%
Federative Republic of Brazil, 0.00% Unsec. Nts., 1/1/19[13] (Cost $20,695,032)	BRL 86,800,000	21,154,157

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—1.8%
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[9,10]	$ 1,290,000	$ 1,362,562
Citigroup, Inc., 5.875% [US0003M+405.9] Jr. Sub. Perpetual Bonds[2,9,10]	1,903,000	1,955,332
Daimler Finance North America LLC,
2.891% [US0003M+55] Sr. Unsec. Nts., 5/4/21[8,9]	500,000	501,899
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[9,10]	8,000	6,700
Goldman Sachs Group, Inc. (The): 5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[9,10]	999,000	1,020,229
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L9,10	580,000	585,655
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[8]	1,284,000	1,337,646
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	600,000	601,500
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[4,11]	300,000	—
SandRidge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[4,11]	500,000	—

Total Non-Convertible Corporate Bonds and Notes (Cost $7,299,393)		7,371,523
Corporate Loans—3.3%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.136% [LIBOR4+175], 6/1/24[9]	2,595,276	2,603,685
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.136% [LIBOR4+175], 10/6/23[9]	2,535,000	2,547,675
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.814% [LIBOR12+175], 10/25/23[9]	2,540,290	2,554,580
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.33% [LIBOR12+325], 10/25/20[9]	757,161	705,023
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.576% [LIBOR12+250], 5/30/25[9]	2,542,970	2,553,117
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.326% 12/14/23[7]	2,678,746	2,688,335

Total Corporate Loans (Cost $13,662,911)		13,652,415
Event-Linked Bonds—14.9%
Earthquake—4.4%
Acorn Re Ltd. Catastrophe Linked Nts., 4.883% [US0003M+275], 11/10/21[9,12]	750,000	751,537
Azzurro RE I DAC Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[8,9]	EUR 800,000	931,162
Buffalo Re Ltd. Catastrophe Linked Nts.: 5.64% [US0006M+348], 4/7/20[8,9]	500,000	500,775
9.32% [US0006M+716], 4/7/20[8,9]	250,000	251,087
Golden State Re II Ltd. Catastrophe Linked Nts., 4.394% [T-BILL 3MO+220], 1/8/19[8,9]	1,250,000	1,254,187
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
4.614% [US0003M+250], 2/14/20[8,9]	500,000	502,925
4.614% [US0003M+250], 2/15/21[9,12]	1,000,000	998,050
5.114% [US0003M+300], 2/15/21[8,9]	1,250,000	1,259,438
8.114% [US0003M+600], 2/15/21[8,9]	900,000	909,225

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Earthquake (Continued)
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
(Continued) 10.364% [US0003M+825], 2/14/20[8,9]	$500,000	$502,213
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 5.944% [T-BILL 3MO+375], 11/25/19[8,9]	750,000	754,237
Kizuna Re II Ltd. Catastrophe Linked Nts.:
4.069% [T-BILL 3MO+187.5], 4/11/23[9,12]	750,000	761,362
4.694% [T-BILL 3MO+250], 4/11/23[8,9]	250,000	254,212
Merna Re Ltd. Catastrophe Linked Nts.:
4.194% [T-BILL 3MO+200], 4/8/20[8,9]	750,000	755,362
4.194% [T-BILL 3MO+200], 4/8/21[9,12]	500,000	502,625
Nakama Re Ltd. Catastrophe Linked Nts.:
4.28% [US0006M+220], 10/13/21[9,12]	650,000	659,978
4.319% [T-BILL 3MO+212.5], 1/16/19[8,9]	750,000	754,687
4.396% [US0003M+200], 4/13/23[8,9]	500,000	505,375
5.069% [T-BILL 3MO+287.5], 1/16/20-1/14/21[8,9]	1,000,000	1,015,700
5.236% [US0003M+300], 4/13/23[9,12]	500,000	508,075
5.33% [US0006M+325], 10/13/21[8,9]	750,000	766,388
5.444% [T-BILL 3MO+325], 1/14/21[9,12]	250,000	256,313
Torrey Pines Re Ltd. Catastrophe Linked Nts.:
5.174% [US0006M+303], 6/9/20[9,12]	375,000	369,694
5.944% [US0006M+380], 6/9/20[8,9]	250,000	251,338
8.694% [US0006M+655], 6/9/20[8,9]	500,000	508,725
Ursa Re Ltd. Catastrophe Linked Nts.:
4.00% [ZERO+400], 12/10/19-12/10/20[8,9]	750,000	751,613
5.25% [T-BILL 3MO+525], 12/10/20[8,9]	500,000	503,275
6.00% [ZERO+600], 5/27/20[8,9]	500,000	505,325

		18,244,883
Fire—0.2%
Cal Phoenix Re Ltd. Catastrophe Linked Nts., 9.648% [US0003M+750], 8/13/21[8,9]	850,000	845,112
Longevity—0.1%
Vita Capital VI Ltd. Catastrophe Linked Nts., 5.24% [US0006M+290], 1/8/21[8,9]	250,000	255,588
Multiple Event—6.7%
Alamo Re Ltd. Catastrophe Linked Nts., 5.446% [T-BILL 1MO+325], 6/7/21[8,9]	250,000	249,937
Armor Re II Ltd. Catastrophe Linked Nts., 5.696% [T-BILL 3MO+350], 6/8/20[8,9]	750,000	756,487
Atlas Capital UK 2018 plc Catastrophe Linked Nts., 8.161% [US0003M+600], 6/7/22[8,9]	250,000	251,287
Atlas IX Capital DAC Catastrophe Linked Nts., 10.111% [US0003M+788], 1/7/19[9,12]	500,000	488,200
Blue Halo Re Ltd. Catastrophe Linked Nts.:
10.446% [T-BILL 3MO+825], 7/26/19[8,9]	250,000	255,637
16.196% [T-BILL 3MO+1,400], 6/21/19[8,9]	500,000	475,800
Bonanza Re Ltd. Catastrophe Linked Nts.:
6.241% [US0006M+398], 12/31/19[8,9]	250,000	248,712
7.491% [US0006M+523], 12/31/19[8,9]	250,000	250,912
Bowline Re Ltd. Series 2018-1 Catastrophe Linked Nts., 6.696% [T-BILL 3MO+450], 5/23/22[8,9]	750,000	748,162
Caelus Re IV Ltd. Catastrophe Linked Nts., 7.724% [T-BILL 3MO+553], 3/6/20[8,9]	500,000	510,675

	Principal Amount	Value
Multiple Event (Continued)
Caelus Re V Ltd. Catastrophe Linked Nts.:
2.694% [T-BILL 1MO+50], 6/5/20[8,9]	$1,000,000	$259,750
5.404% [T-BILL 3MO+321], 6/5/20[9,12]	750,000	709,050
5.694% [T-BILL 3MO+350], 6/7/21[8,9]	250,000	248,200
9.694% [T-BILL 3MO+750], 6/7/21[8,9]	250,000	246,200
12.694% [T-BILL 3MO+1,050], 6/7/21[8,9]	250,000	246,850
Citrus Re Ltd. Catastrophe Linked Nts., 7.371% [US0006M+523], 3/18/20[8,9]	210,167	147,117
Cranberry Re Ltd. Catastrophe Linked Nts., 4.158% [US0006M+200], 7/13/20[8,9]	750,000	762,487
East Lane Re VI Ltd. Catastrophe Linked Nts., 5.584% [T-BILL 3MO+339], 3/13/20[8,9]	500,000	509,575
Eclipse Re Ltd. Catastrophe Linked Nts., 0.00%, 7/1/19[12]	250,000	245,243
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/21[8,13]	65,797	24,898
FloodSmart Re Ltd. Catastrophe Linked Nts.:
13.444% [T-BILL 3MO+1,125], 8/6/21[9,12]	250,000	245,825
15.694% [T-BILL 3MO+1,350], 8/6/21[9,12]	250,000	223,925
Fortius Re II Ltd. Catastrophe Linked Nts., 4.803% [US0006M+375], 7/7/21[8,9]	750,000	746,663
Galilei Re Ltd. Catastrophe Linked Nts.:
6.84% [US0006M+466], 1/8/20[8,9]	500,000	504,375
6.86% [US0006M+466], 1/8/21[8,9]	500,000	504,175
10.61% [US0006M+841], 1/8/21[8,9]	250,000	252,312
16.06% [US0006M+1,388], 1/8/20[8,9]	250,000	249,100
16.08% [US0006M+1,388], 1/8/21[8,9]	500,000	504,000
Galileo Re Ltd. Catastrophe Linked Nts.:
15.704% [T-BILL 3MO+1,351], 1/8/19[8,9]	500,000	498,900
19.661% [US0003M+1,750], 11/6/20[8,9]	250,000	258,837
Kendall Re Ltd. Catastrophe Linked Nts., 7.431% [US0003M+525], 5/6/21[8,9]	750,000	751,312
Kilimanjaro II Re Ltd. Catastrophe Linked Nts.:
9.441% [US0006M+714], 4/20/21[8,9]	250,000	250,738
11.791% [US0006M+949], 4/20/21[8,9]	750,000	760,462
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
6.787% [US0003M+465], 5/6/22[8,9]	500,000	499,625
6.807% [US0003M+465], 5/5/23[8,9]	500,000	498,875
8.944% [T-BILL 3MO+675], 12/6/19[8,9]	250,000	253,062
11.444% [T-BILL 3MO+925], 12/6/19[8,9]	250,000	255,387
14.637% [US0003M+1,250], 5/6/22[8,9]	500,000	507,375
14.657% [US0003M+1,250], 5/5/23[8,9]	500,000	496,575
Kinesis 2017 Sidecar, Preferred[1]	32,412	114,700
Lion II Re DAC Catastrophe Linked Nts., 3.17% [EUR003M+317], 7/15/21[8,9]	EUR 750,000	873,182
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 0.50% [T-BILL 3MO+50], 10/9/18[9,12]	500,000	252,500
MetroCat Re Ltd. Catastrophe Linked Nts., 5.894% [T-BILL 3MO+370], 5/8/20[8,9]	500,000	500,000
Northshore Re II Ltd. Catastrophe Linked Nts., 10.096% [US0003M+770], 7/8/22[8,9]	500,000	500,975
Panthera Re Ltd. Catastrophe Linked Nts., 5.694% [T-BILL 3MO+350], 3/9/20[8,9]	250,000	250,325

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value
Multiple Event (Continued)
PennUnion Re Ltd. Catastrophe Linked Nts., 6.696% [T-BILL 3MO+450], 12/7/18[8,9]	$ 500,000	$ 499,325
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 2.696% [T-BILL 3MO+50], 12/6/18[9,12]	125,000	121,875
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 2.696% [T-BILL 3MO+50], 12/6/18[9,12]	750,000	52,500
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 13.166% [T-BILL 3MO+1097], 6/6/19[8,9]	500,000	185,000
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
5.446% [T-BILL 3MO+325], 6/6/20[8,9]	1,000,000	1,016,450
6.016% [T-BILL 3MO+382], 12/6/20[9,12]	250,000	253,838
13.716% [T-BILL 3MO+1,152], 6/6/20[8,9]	750,000	165,000
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts.:
5.246% [T-BILL 3MO+305], 6/6/21[9,12]	375,000	378,431
12.153%, 12/6/18[12,13]	250,000	9,375
22.802%, 12/6/18[8,13]	250,000	231,875
Residential Reinsurance 2018 Ltd. Catastrophe Linked Nts.:
5.446% [T-BILL 3MO+325], 6/6/22[8,9]	500,000	503,525
12.376%, 6/6/19[8,13]	500,000	445,600
Resilience Re Ltd. Catastrophe Linked Nts.:
9.640%, 1/8/19	250,000	241,213
10.630%, 4/8/19[8]	250,000	236,638
Riverfront Re Ltd. Catastrophe Linked Nts.:
6.916% [T-BILL 3MO+472], 1/15/21[8,9]	750,000	757,913
8.946% [T-BILL 3MO+675], 1/15/21[8,9]	500,000	499,975
Sanders Re Ltd. Catastrophe Linked Nts.:
5.253% [US0006M+307], 12/6/21[8,9]	750,000	755,363
5.324% [US0006M+311], 6/5/20[8,9]	750,000	756,188
7.694% [T-BILL 3MO+550], 4/7/22[8,9]	750,000	765,938
Spectrum Capital Ltd. Catastrophe Linked Nts.:
5.736% [US0006M+350], 6/8/21[9,12]	250,000	253,963
7.986% [US0006M+575], 6/8/21[8,9]	250,000	252,188
Tailwind Re Ltd. 2017-1 Catastrophe Linked Nts.:
9.444% [T-BILL 3MO+725], 1/8/22[8,9]	250,000	250,713
13.194% [T-BILL 3MO+1,100], 1/8/22[9,12]	250,000	250,238
Tramline Re II Ltd. Catastrophe Linked Nts., 10.444% [T-BILL 3MO+825], 1/4/19[8,9]	400,000	403,700

		27,675,208
Other—0.7%
Benu Capital DAC Catastrophe Linked Nts.:
2.55% [EUR003M+255], 1/8/20[8,9]	EUR 250,000	293,376
3.35% [EUR003M+335], 1/8/20[8,9]	EUR 500,000	588,348
Horse Capital I DAC Catastrophe Linked Nts., 12.00% [EUR003M+1200], 6/15/20[8,9]	EUR 750,000	881,542
Vitality Re V Ltd. Catastrophe Linked Nts., 4.694% [T-BILL 3MO+250], 1/7/19[8,9]	250,000	252,037
Vitality Re VII Ltd. Catastrophe Linked Nts., 4.844% [T-BILL 3MO+265], 1/7/20[8,9]	250,000	253,437
Vitality Re VIII Ltd. Catastrophe Linked Nts., 4.194% [T-BILL 3MO+200], 1/8/21[8,9]	500,000	505,275

		2,774,015
Pandemic—0.1%
International Bank for Reconstruction & Development Catastrophe Linked Nts., 7.957% [US0006M-40+690], 7/15/20	250,000	252,363

	Principal Amount	Value
Windstorm—2.7%
Akibare Re Ltd. Catastrophe Linked Nts.:
4.296% [US0003M+190], 4/7/22[8,9]	$ 500,000	$ 507,825
4.296% [US0003M+190], 4/7/22[9,12]	250,000	254,437
4.781% [US0006M+234], 4/7/20[8,9]	500,000	508,725
Alamo Re Ltd. Catastrophe Linked Nts.,
7.046% [T-BILL 3MO+485], 6/8/20[8,9]	250,000	252,562
Aozora Re Ltd. Catastrophe Linked Nts.:
4.22% [US0006M+200], 4/7/21[8,9]	750,000	765,187
4.681% [US0006M+224], 4/7/20[8,9]	500,000	508,775
Casablanca Re Ltd. Catastrophe Linked Nts.:
5.25% [US0006M+525], 6/4/20[12]	250,000	255,038
17.258% [US0006M+1,600], 6/4/20[5,12]	250,000	122,500
Citrus Re Ltd. Catastrophe Linked Nts., 10.044% [T-BILL 3MO+785], 2/25/19[8,9]	401,104	310,856
Everglades Re II Ltd. Catastrophe Linked Nts., 7.114% [T-BILL 3MO+492], 5/8/20[8,9]	250,000	254,362
First Coast Re 2016 Ltd. Catastrophe Linked Nts., 6.014% [T-BILL 3MO+382], 6/7/19[8,9]	250,000	255,837
First Coast Re 2017-1 Ltd. Catastrophe Linked Nts., 6.244% [T-BILL 3MO+405], 6/7/21[8,9]	250,000	253,762
Frontline Re Ltd. Catastrophe Linked Nts., 9.194% [T-BILL 3MO+700], 7/6/22[8,9]	250,000	249,000
Hexagon Reinsurance DAC Catastrophe Linked Nts., 6.50% [EUR003M+650], 1/19/22[8,9]	EUR 250,000	290,843
Integrity Re Ltd. Catastrophe Linked Nts., 5.797% [US0003M+375], 6/10/22[8,9]	750,000	757,537
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
8.034% [US0006M+590], 12/20/19[8,9]	775,000	773,256
11.434% [US0006M+930], 12/20/19[8,9]	250,000	252,238
Long Point Re III Ltd. Catastrophe Linked Nts., 4.944% [T-BILL 3MO+275], 6/1/22[8,9]	1,100,000	1,110,175
Manatee Re II Ltd. Catastrophe Linked Nts.:
6.444% [T-BILL 3MO+425], 6/7/21[8,9]	750,000	768,338
9.944% [T-BILL 3MO+775], 6/7/21[9]	550,000	566,363
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-BILL 3MO+50], 3/10/19[5,12]	500,000	13,000
Pelican IV Re Ltd. Catastrophe Linked Nts.:
4.175% [US0006M+203], 5/5/20[8,9]	500,000	503,175
4.267% [US0003M+225], 5/7/21[8,9]	750,000	758,438
Queen Street XI Re DAC Catastrophe Linked Nts., 8.346% [T-BILL 3MO+615], 6/7/19[8,9]	250,000	254,863
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 7.658% [US0006M+525], 4/8/20[8,9]	750,000	767,063

		11,314,155

Total Event-Linked Bonds (Cost $64,729,920)		61,361,324
Structured Securities—0.2%
Toronto-Dominion Bank (The), Enterprise Products Partners LP Equity Linked Nts., 6/6/19[8]	854,000	924,894

Total Structured Securities (Cost $855,273)		924,894
Short-Term Notes—17.7%
Canada—0.3%
Bell Canada, Inc., 2.705%, 10/15/18[14,15]	USD 500,000	499,422

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Canada (Continued)
Telus Corp., 2.637%, 12/27/18[8,15]	USD $	500,000	$496,744

			996,166
Italy—0.1%
Eni Finance USA, Inc., 1.967%, 10/5/18[14,15]	USD	500,000	499,761
Japan—3.6%
Hitachi Capital America Corp., 2.365%, 10/4/18[15]	USD	500,000	499,798
Japan Treasury Discount Bills, 0.00%, 12/3/18[13]	JPY	1,630,000,000	14,349,308

			14,849,106
Mexico—3.5%
United Mexican States Treasury Bills, 7.839%, 10/18/18[15]	MXN	272,000,000	14,482,830
Portugal—2.6%
Portugal Treasury Bills, 0.00%, 11/16/18[13]	EUR	9,300,000	10,803,131
Sweden—0.1%
Assa Abloy Financial AB, 2.425%, 10/22/18[8,14,15]	USD	500,000	499,193
United Kingdom—0.4%
BAT International Finance plc, 2.627%, 12/10/18[14,15]	USD	400,000	397,938
Vodafone Group plc, 2.621%, 10/22/18[15]	USD	500,000	499,186
WPP CP LLC, 2.513%, 10/1/18[8,14,15]	USD	500,000	499,901

			1,397,025
United States—7.1%
Albemarle Corp., 2.304%, 10/4/18[8,14,15]	USD	500,000	499,783
AT&T, Inc., 3.093%, 5/30/19[8,14,15]	USD	300,000	294,221

	Principal Amount		Value
United States (Continued)
Avery Dennison, 2.399%, 10/5/18[14,15]	USD $	500,000	$499,771
Glencore Funding, 2.526%, 10/23/18[14,15]	USD	500,000	499,147
Magna International, Inc., 2.424%, 10/15/18[8,14,15]	USD	500,000	499,430
Mondelez International, Inc., 2.566%, 12/19/18[14,15]	USD	500,000	497,066
Nutrien Ltd., 2.38%, 10/15/18[8,14,15]	USD	500,000	499,356
Puget Sound Energy, Inc., 2.305%, 10/10/18[15]	USD	500,000	499,596
Relx, Inc., 2.404%, 10/17/18[8,14,15]	USD	500,000	499,356
Rockwell Collins, Inc., 2.403%, 10/9/18[8,14,15]	USD	500,000	499,630
Sempra Energy Holdings, 2.38%, 10/31/18[14,15]	USD	500,000	498,878
Southern Company Funding Corp., 2.451%, 10/2/18[14,15]	USD	500,000	499,868
United States Treasury Bills: 1.981%, 10/18/18[13,19]	USD	2,160,000	2,157,896
2.212%, 1/31/19[13,16]	USD	20,500,000	20,345,859
Walgreens Boots Alliance, Inc., 2.369%, 10/2/18[15]	USD	500,000	499,868
Waste Management, Inc., 2.256%, 10/9/18[8,14,15]	USD	500,000	499,635

			29,289,360

Total Short-Term Notes (Cost $73,308,170)			72,816,572

	Shares
Investment Companies—13.1%
Highland/iBoxx Senior Loan Exchange Traded Fund		125,133	2,284,303
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[17,18,19]		47,481,032	47,481,032
SPDR Gold Trust Exchange Traded Fund[1,19]		36,409	4,105,478

Total Investment Companies (Cost $54,073,850)			53,870,813

			Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Exchange-Traded Options Purchased—0.0%
S&P 500 Index Call[1]		USD	2,960.000	12/21/18	USD	16	USD 4,662	58,800
S&P 500 Index Call[1]		USD	2,970.000	12/21/18	USD	19	USD 5,537	60,895
S&P 500 Index Call[1]		USD	3,000.000	1/18/19	USD	13	USD 3,788	43,589
Total Exchange-Traded Options Purchased (Cost $179,402)								163,284

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Over-the-Counter Option Purchased—0.0%
CNH Currency Put (Cost $45,591)[1]	GSCO-OT	CNH	6.869	8/27/19	USD	12,000,000	USD 397,000	44,280

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Pay	Three-Month USD BBA LIBOR	2.974%	1/24/20	USD	8,550	285,226
Interest Rate Swap Maturing 1/28/31 Call[1]	GSCOI	Pay	Six-Month JPY BBA LIBOR	0.523	1/26/21	JPY	196,000	24,734
Interest Rate Swap maturing 11/24/30 Call[1]	BAC	Pay	Three-Month USD BBA LIBOR	2.595	11/20/20	USD	1,000	60,751
Interest Rate Swap Maturing 3/17/31 Call[1]	BAC	Pay	Three-Month USD BBA LIBOR	2.990	3/15/21	USD	1,000	42,402
Interest Rate Swap maturing 4/30/31 Call[1]	GSCOI	Pay	Six-Month JPY BBA LIBOR	0.485	4/27/21	JPY	525,000	82,884

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 9/29/31 Call[1]	MSCO	Pay	Three-Month USD BBA LIBOR	3.178%	9/27/21	USD	650	$24,847
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $558,476)								520,844
Total Investments, at Value (Cost $394,931,225)							99.8%	410,214,200
Net Other Assets (Liabilities)							0.2	711,584
Net Assets							100.0%	$410,925,784

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $41,309,689. See Note 5 of the accompanying Consolidated Notes.

3. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $12,486,615. See Note 4 of accompanying Consolidated Notes.

4. Security received as the result of issuer reorganization.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

6. Security is a Master Limited Partnership.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $61,050,351 or 14.86% of the Fund’s net assets at period end.

9. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

12. Restricted security. The aggregate value of restricted securities at period end was $8,937,572, which represents 2.17% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Acorn Re Ltd. Catastrophe Linked Nts., 4.883% [US0003M+275], 11/10/21	7/3/18	$750,000	$751,537	$1,537
Akibare Re Ltd. Catastrophe Linked Nts., 4.296% [US0003M+190], 4/7/22	3/22/18	250,000	254,437	4,437
Atlas IX Capital DAC Catastrophe Linked Nts., 10.111% [US0003M+788], 1/7/19	2/5/15-1/16/18	492,303	488,200	(4,103)
Caelus Re V Ltd. Catastrophe Linked Nts., 5.404% [T-BILL 3MO+321], 6/5/20	4/27/17-12/4/17	746,763	709,050	(37,713)
Casablanca Re Ltd. Catastrophe Linked Nts., 5.25% [US0006M+525], 6/4/20	5/26/17	250,000	255,038	5,038
Casablanca Re Ltd. Catastrophe Linked Nts., 17.258% [US0006M+1600], 6/4/20	5/26/17	250,000	122,500	(127,500)
Eclipse Re Ltd. Catastrophe Linked Nts., 0.00%, 7/1/19	5/31/18	242,964	245,243	2,279
FloodSmart Re Ltd. Catastrophe Linked Nts., 13.444% [T-BILL 3MO+1125], 8/6/21	7/25/18	250,000	245,825	(4,175)
FloodSmart Re Ltd. Catastrophe Linked Nts., 15.694% [T-BILL 3MO+1350], 8/6/21	7/25/18	250,000	223,925	(26,075)
International Bank for Reconstruction & Development Catastrophe Linked Nts., 4.614% [US0003M+250], 2/15/21	2/2/18-5/29/18	1,000,773	998,050	(2,723)
Kizuna Re II Ltd. Catastrophe Linked Nts., 4.069% [T-BILL 3MO+187.5], 4/11/23	3/16/18-6/20/18	750,476	761,362	10,886
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 0.50% [T-BILL 3MO+50], 10/9/18	4/11/14-5/19/15	500,000	252,500	(247,500)
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-BILL 3MO+50], 3/10/19	3/2/16	500,000	13,000	(487,000)
Merna Re Ltd. Catastrophe Linked Nts., 4.194% [T-BILL 3MO+200], 4/8/21	3/26/18-7/31/18	501,293	502,625	1,332
Nakama Re Ltd. Catastrophe Linked Nts., 4.28% [US0006M+220], 10/13/21	9/21/16	650,000	659,978	9,978
Nakama Re Ltd. Catastrophe Linked Nts., 5.236% [US0003M+300], 4/13/23	2/22/18-3/22/18	501,426	508,075	6,649
Nakama Re Ltd. Catastrophe Linked Nts., 5.444% [T-BILL 3MO+325], 1/14/21	12/14/15	250,000	256,313	6,313
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 2.696% [T-BILL 3MO+50], 12/6/18	5/3/16	125,000	121,875	(3,125)
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 2.696% [T-BILL 3MO+50], 12/6/18	5/22/14-2/15/17	750,267	52,500	(697,767)
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts., 6.016% [T-BILL 3MO+382], 12/6/20	11/3/16	250,000	253,838	3,838
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts., 5.246% [T-BILL 3MO+305], 6/6/21	4/19/17	375,000	378,431	3,431

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts., 12.153%, 12/6/18	4/19/17	$242,430	$9,375	$(233,055)
Spectrum Capital Ltd. Catastrophe Linked Nts., 5.736% [US0006M+350], 6/8/21	6/13/17	250,000	253,963	3,963
Tailwind Re Ltd. 2017-1 Catastrophe Linked Nts., 13.194% [T-BILL 3MO+1100], 1/8/22	12/20/17	250,000	250,238	238
Torrey Pines Re Ltd. Catastrophe Linked Nts., 5.174% [US0006M+303], 6/9/20	4/27/17	375,000	369,694	(5,306)

		$10,753,695	$8,937,572	$(1,816,123)

13. Zero coupon bond reflects effective yield on the original acquisition date.

14. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $8,182,356 or 1.99% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

15. Current yield as of period end.

16. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $481,353. See Note 5 of the accompanying Consolidated Notes.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	17,082,111	393,680,660	363,281,739	47,481,032

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$47,481,032	$787,940	$—	$—

18. Rate shown is the 7-day yield at period end.

19. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$271,340,897	66.2%
Bermuda	30,451,239	7.4
Japan	21,199,945	5.2
Brazil	21,154,157	5.2
Mexico	15,508,324	3.8
Portugal	10,803,131	2.6
Supranational	7,362,837	1.8
Cayman Islands	6,287,094	1.5
Ireland	4,344,493	1.1
Canada	3,172,022	0.8
France	2,846,232	0.7
Netherlands	2,547,675	0.6
United Kingdom	2,452,832	0.6
Switzerland	2,196,356	0.5
Hong Kong	1,707,640	0.4
Germany	1,520,459	0.4
Russia	1,337,646	0.3
Sweden	924,585	0.2
Australia	748,016	0.2
China	737,538	0.2
Singapore	595,824	0.1
Italy	499,761	0.1
Spain	236,616	0.1
Philippines	170,925	0.0
China Offshore	44,280	0.0
Indonesia	23,676	0.0
Israel	—	–
Denmark	—	–
Finland	—	–

Total	$410,214,200	100.0%

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares Sold Short	Value
Securities Sold Short—(11.4)%
Common Stock Securities Sold Short—(11.4)%
AbbVie, Inc.	(11,582)	$ (1,095,426)
AGCO Corp.	(12,730)	(773,857)
Air Lease Corp., Cl. A	(14,505)	(665,489)
Aircastle Ltd.	(35,450)	(776,710)
Ally Financial, Inc.	(61,480)	(1,626,146)
Apache Corp.	(19,300)	(920,031)
AvalonBay Communities, Inc.	(1,830)	(331,504)
Boeing Co. (The)	(2,392)	(889,585)
Camden Property Trust	(6,050)	(566,098)
Caterpillar, Inc.	(5,180)	(789,898)
Church & Dwight Co., Inc.	(26,620)	(1,580,429)
Cie Financiere Richemont SA	(14,209)	(1,156,795)
CNH Industrial NV	(40,210)	(482,922)
Colgate-Palmolive Co.	(18,210)	(1,219,160)
Corning, Inc.	(21,960)	(775,188)
Darden Restaurants, Inc.	(6,270)	(697,161)
Diamondback Energy, Inc.	(5,250)	(709,748)
Digital Realty Trust, Inc.	(12,680)	(1,426,246)
Dril-Quip, Inc.[1]	(10,850)	(566,912)
Equity Residential	(17,160)	(1,137,022)
Fastenal Co.	(12,210)	(708,424)
Federal Realty Investment Trust	(5,010)	(633,615)
Franklin Resources, Inc.	(19,210)	(584,176)
General Mills, Inc.	(30,060)	(1,290,175)
GlaxoSmithKline plc, Sponsored ADR	(8,160)	(327,787)
HP, Inc.	(37,970)	(978,487)
Intel Corp.	(25,840)	(1,221,974)
International Business Machines Corp.	(8,680)	(1,312,503)
Jones Lang LaSalle, Inc.	(11,410)	(1,646,691)
Kirby Corp.[1]	(8,560)	(704,060)
Koninklijke Ahold Delhaize NV	(50,664)	(1,161,689)
Louisiana-Pacific Corp.	(16,290)	(431,522)
Nokia OYJ, Sponsored ADR	(237,180)	(1,323,464)
Novo Nordisk AS, Sponsored ADR	(26,130)	(1,231,768)
Oceaneering International, Inc.[1]	(23,250)	(641,700)
Oil States International, Inc.[1]	(20,230)	(671,636)
Pennsylvania Real Estate Investment Trust	(127,728)	(1,208,307)
Procter & Gamble Co. (The)	(13,470)	(1,121,108)
ResMed, Inc.	(12,500)	(1,441,750)
Rio Tinto plc, Sponsored ADR	(8,788)	(448,364)
Rowan Cos. plc, Cl. A1	(22,010)	(414,448)
SAP SE, Sponsored ADR	(14,390)	(1,769,970)
Southern Copper Corp.	(10,550)	(455,127)
Starbucks Corp.	(10,730)	(609,893)
Target Corp.	(8,520)	(751,549)
W.W. Grainger, Inc.	(2,305)	(823,830)
Wacker Chemie AG	(3,218)	(404,637)
Weingarten Realty Investors	(35,880)	(1,067,789)
West Fraser Timber Co. Ltd.	(11,542)	(656,875)
Western Union Co. (The)	(66,000)	(1,257,960)
William Demant Holding AS1	(32,558)	(1,222,643)

Total Securities Sold Short (Proceeds $44,656,479)		$ (46,710,248)

Forward Currency Exchange Contracts as of September 30, 2018
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	10/2018	BRL	86,800	USD	21,005	$ 485,583	—
BAC	01/2019	CHF	1,740	USD	1,835	—	42,569
BAC	01/2019	MYR	165	USD	40	—	85
BAC	01/2019	USD	20,840	BRL	86,800	—	486,677
BAC	11/2018	USD	176	CNH	1,200	2,188	—
BAC	01/2019	USD	1,330	THB	43,000	—	4,205
BOA	10/2018	USD	5,467	GBP	4,195	—	756
CITNA-B	01/2019	USD	1,805	CHF	1,740	12,638	—
CITNA-B	11/2018	USD	1,633	CNH	11,040	31,878	—
CITNA-B	01/2019	USD	663	COP	2,000,000	—	10,117

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	12/2018	USD	14,806	JPY	1,630,000	$ 391,780	$ —
DEU	01/2019	USD	1,707	CAD	2,200	—	498
DEU	01/2019	USD	3,912	EUR	3,300	43,826	—
DEU	10/2018	USD	5,457	GBP	4,155	41,424	—
HSBC	10/2018	USD	14,414	MXN	272,000	1,853	82,854
JPM	10/2018 -10/2018	GBP	8,350	USD	11,041	—	157,113
JPM	10/2018	USD	22,768	BRL	86,800	1,276,977	—
JPM	11/2018	USD	10,965	EUR	9,300	128,170	—

Total Unrealized Appreciation and Depreciation						$ 2,416,317	$ 784,874

Futures Contracts as of September 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
Brent Crude Oil*	Buy	10/31/18	25	USD	2,010	$2,068,250	$ 57,852
E-Mini Russell 2000 Index	Buy	12/21/18	300	USD	25,642	25,512,000	(130,058)
Euro-BONO	Sell	12/06/18	10	EUR	1,687	1,679,110	8,041
Euro-BTP	Sell	12/06/18	24	EUR	3,464	3,450,826	13,342
Euro-BUND	Buy	12/06/18	35	EUR	6,495	6,452,709	(42,302)
Euro-OAT	Sell	12/06/18	10	EUR	1,765	1,753,766	11,251
MSCI Emerging Market Index	Sell	12/21/18	18	USD	923	944,730	(21,920)
Nikkei 225 Index	Sell	12/13/18	3	JPY	591	636,860	(45,950)
S&P 500 E-Mini Index	Buy	12/21/18	16	USD	2,618	2,335,200	(283,037)
S&P MID 400 E-Mini Index	Buy	12/21/18	17	USD	3,491	3,442,840	(48,404)
S&P/TSX 60 Index	Sell	12/20/18	2	CAD	294	294,290	(186)
SPI 200 Index	Sell	12/20/18	2	AUD	223	223,867	(871)
Stoxx Europe 600 Index	Sell	12/21/18	76	EUR	1,660	1,684,939	(25,287)
United States Treasury Long Bonds	Sell	12/19/18	114	USD	16,397	16,017,000	380,187
United States Treasury Nts., 5 yr.	Buy	12/31/18	70	USD	7,936	7,873,359	(62,430)

							$ (189,772)

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at September 30, 2018
Description	Exercise Price		Expiration Date	Number of Contracts		Notional Amount (000’s)		Premiums Received	Value
S&P 500 Index Put	USD	2940.000	10/23/18	USD	(32)	USD	(9,325)	$85,023	$(119,840)
S&P 500 Index Put	USD	2650.000	10/19/18	USD	(74)	USD	(21,563)	16,055	(17,168)
S&P 500 Index Put	USD	2825.000	10/23/18	USD	(65)	USD	(18,941)	43,353	(48,750)
S&P 500 Index Call	USD	2940.000	10/19/18	USD	(13)	USD	(3,788)	29,665	(14,950)
S&P 500 Index Put	USD	2415.000	10/19/18	USD	(91)	USD	(26,517)	7,186	(8,190)
S&P 500 Index Put	USD	2705.000	10/19/18	USD	(71)	USD	(20,689)	20,375	(22,365)
S&P 500 Index Put	USD	2880.000	10/23/18	USD	(62)	USD	(18,067)	72,352	(80,600)
S&P 500 Index Call	USD	2965.000	10/19/18	USD	(28)	USD	(8,159)	33,515	(13,160)
S&P 500 Index Call	USD	2995.000	10/19/18	USD	(29)	USD	(8,451)	13,542	(5,365)
S&P 500 Index Put	USD	2530.000	10/19/18	USD	(81)	USD	(23,603)	10,284	(10,327)
S&P 500 Index Put	USD	2765.000	10/19/18	USD	(71)	USD	(20,689)	29,605	(28,329)
S&P 500 Index Put	USD	2590.000	10/19/18	USD	(80)	USD	(23,312)	12,957	(14,160)
S&P 500 Index Put	USD	2475.000	10/19/18	USD	(85)	USD	(24,769)	8,412	(8,840)

Total Exchange-Traded Options Written								$382,324	$(392,044)

Over-the-Counter Options Written at September 30, 2018
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Notional Amount (000’s)	Premiums Received	Value
GBP Currency Call	BOA	USD	1.316	10/1/18	USD	(4,190,000)	USD 4,560	$29,566	$(1,626)
GBP Currency Put	BOA	USD	1.316	10/1/18	USD	(4,190,000)	USD 4,560	29,654	(55,006)
GBP Currency Call	JPM	USD	1.316	10/2/18	USD	(4,185,000)	USD 4,555	27,575	(3,566)
GBP Currency Put	JPM	USD	1.316	10/2/18	USD	(4,185,000)	USD 4,555	27,575	(54,154)

Total Over-the-Counter Options Written								$114,370	$(114,352)

Centrally Cleared Credit Default Swaps at September 30, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.29	Buy	5.000%	12/20/22	USD	100	$6,785	$(8,156)	$ (1,371)
CDX.HY.30	Buy	5.000	6/20/23	USD	10,750	789,367	(852,488)	(63,121)

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.30	Buy	5.000%	6/20/23	USD	2,000	$136,044	$(158,602)	$ (22,558)
CDX.IG.30	Sell	1.000	6/20/23	USD	550	(9,826)	11,061	1,235
CDX.IG.30	Sell	1.000	6/20/23	USD	5,750	(102,256)	115,633	13,377
CDX.IG.31	Buy	1.000	12/20/23	USD	10,750	197,535	(209,635)	(12,100)
CDX.IG.31	Sell	1.000	12/20/23	USD	300	(5,768)	5,859	91
iTraxx.Main.27	Buy	1.000	6/20/22	EUR	5,040	107,520	(130,156)	(22,636)
iTraxx.Main.28	Buy	1.000	12/20/22	EUR	170	4,961	(4,110)	851
iTraxx.Main.29	Buy	1.000	6/20/23	EUR	350	6,671	(7,838)	(1,167)
Neiman Marcus Group LLC (The)	Buy	5.000	12/20/20	USD	715	41,431	86,498	127,929
Penerbangan Malaysia Bhd	Buy	1.000	12/20/22	USD	80	1,620	(818)	802

Total Cleared Credit Default Swaps						$1,174,084	$(1,152,752)	$ 21,332

Over-the-Counter Credit Default Swaps at September 30, 2018
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.21	CITNA-B	Buy	5.000%	12/20/18	USD	1,125	$(34,531)	$(14,431)	$(48,962)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	231	129,187	(918)	128,269
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	68	37,103	(269)	36,834
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD	1,125	(194,688)	(111,709)	(306,397)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	297	196,615	(50,231)	146,384
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	(11,114)	(33,970)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	(24,575)	(135,268)
Federation of Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	(24,575)	(109,969)

Total Over-the-Counter Credit Default Swaps							$(85,257)	$(237,822)	$ (323,079)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$6,600,000	$10,750,000	BBB+
Non-Investment Grade Corporate Debt Indexes	595,576	2,250,000	BB

Total	$7,195,576	$13,000,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at September 30, 2018
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
0998.HK-China Citic Bank Corp.	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	4,167	$37,642	$ 37,642
1988.HK China Minsheng Banking Corp. Ltd.	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	4,237	27,250	27,250
3328.HK Bank of Communications-HK BR	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	4,227	16,316	16,316
3968.HK China Merchants Bank	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	4,269	27,136	27,136
6818.HK China Everbriight Bank	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	2,105	22,554	22,554
iShares J.P. Morgan USD Emerging Markets Bond Fund (Bloomberg Ticker: EMB UQ)	JPM	Receive	One-Month USD BBA LIBOR plus 35 basis points	3/29/19	USD	16,558	20,250	20,250

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
SPDR Blackston/GSO Senior Loan			One-Month USD BBA LIBOR plus 50 basis
Exchange Traded Fund	GSCOI	Receive	points	11/29/18	USD	60,537	$(1,545,739)	$ (1,545,739)

Total Over-the-Counter Total Return Swaps							$(1,394,591)	$ (1,394,591)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore ChineseRenminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht

Definitions
BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
EUR003M	EURIBOR 3 Month ACT/360
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
LIBOR	London Interbank Offered Rate
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MLHKOPCB	Custom Basket of Securities
OAT	French Government Bonds
S&P	Standard & Poor’s
T-BILL 1MO	US Treasury Bill 1 Month
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Definitions (Continued)
US0006M	ICE LIBOR USD 6 Month

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 21,838 shares with net assets of $11,412,430 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$14,490,471	$—	$66	$14,490,537
Consumer Staples	7,508,181	—	—	7,508,181
Energy	33,143,333	—	—	33,143,333
Financials	30,501,761	9,304,349	—	39,806,110
Health Care	23,273,215	1,128,833	—	24,402,048
Industrials	17,043,711	—	—	17,043,711
Information Technology	16,068,543	—	—	16,068,543
Materials	4,474,649	—	—	4,474,649
Telecommunication Services	3,065,600	—	—	3,065,600
Utilities	5,157,308	—	—	5,157,308
Preferred Stocks	—	824,780	—	824,780

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Rights, Warrants and Certificates	$—	$200	$—	$200
Asset-Backed Securities	—	10,040,328	—	10,040,328
Mortgage-Backed Obligation	—	2,308,766	—	2,308,766
Foreign Government Obligation	—	21,154,157	—	21,154,157
Non-Convertible Corporate Bonds and Notes	—	7,371,523	—	7,371,523
Corporate Loans	—	13,652,415	—	13,652,415
Event-Linked Bonds	—	61,225,824	135,500	61,361,324
Structured Securities	—	924,894	—	924,894
Short-Term Notes	—	72,816,572	—	72,816,572
Investment Companies	53,870,813	—	—	53,870,813
Exchange-Traded Options Purchased	163,284	—	—	163,284
Over-the-Counter Option Purchased	—	44,280	—	44,280
Over-the-Counter Interest Rate Swaptions Purchased	—	520,844	—	520,844

Total Investments, at Value	208,760,869	201,317,765	135,566	410,214,200
Other Financial Instruments:
Swaps, at value	—	151,148	—	151,148
Centrally cleared swaps, at value	—	219,051	—	219,051
Futures contracts	470,673	—	—	470,673
Forward currency exchange contracts	—	2,416,317	—	2,416,317

Total Assets	$209,231,542	$204,104,281	$135,566	$413,471,389

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(42,764,484)	$(3,945,764)	$—	$(46,710,248)
Other Financial Instruments:
Over-the-Counter Options written, at value	—	(114,352)	—	(114,352)
Exchange-Traded Options written, at value	(392,044)	—	—	(392,044)
Centrally cleared swaps, at value	—	(1,371,803)	—	(1,371,803)
Swaps, at value	—	(1,783,561)	—	(1,783,561)
Futures contracts	(660,445)	—	—	(660,445)
Forward currency exchange contracts	—	(784,874)	—	(784,874)

Total Liabilities	$(43,816,973)	$(8,000,354)	$—	$(51,817,327)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Common Stocks
Information Technology	$(2)	$2
Event-Linked Bonds	(13,000)	13,000

Total Assets	$(13,002)	$13,002

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$5,761
Market Value	$–
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $113,057,034 and $193,848,983, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $85,440,914 and $55,601,874 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $125,683 and $31,890 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $60,557 and $122,321 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $23,095,025 and $6,974,643 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $8,012,219 and $8,029,541 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no interest rate swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $64,796,158 and $5,681,421 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund may enter into volatility/variance swaps to increase or decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to either pay the measured volatility, or price variance or the fixed rate payment then receive a fixed rate payment or the measured volatility or price variance. If the measured volatility of the related reference investment increases over the period, the measured volatility payment will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the fixed rate swap payment will appreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $16,860 and $9,074 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no volatility swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $400,219 on purchased swaptions.

During the reporting period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,133,764                 .

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $52,748,678. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

8. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Shares	Value
Common Stocks—95.4%
Consumer Discretionary—21.5%
Auto Components—3.7%
Continental AG	38,170	$ 6,644,466
Koito Manufacturing Co. Ltd.	112,700	7,391,559
Valeo SA	140,263	6,090,270

		20,126,295
Automobiles—3.3%
Bayerische Motoren Werke AG	55,356	4,986,185
Hero MotoCorp Ltd.	164,203	6,634,696
Subaru Corp.	196,400	6,016,508

		17,637,389
Hotels, Restaurants & Leisure—3.3%
Carnival Corp.	127,928	8,157,969
Domino’s Pizza Group plc	1,045,104	3,803,332
Whitbread plc	96,746	5,944,610

		17,905,911
Household Durables—1.2%
SEB SA1	39,200	6,668,613
Interactive Media & Services—1.2%
Baidu, Inc., Sponsored ADR[1]	28,410	6,496,799
Internet & Catalog Retail—1.3%
Alibaba Group Holding Ltd., Sponsored ADR[1]	20,625	3,398,175
JD.com, Inc., ADR[1]	135,314	3,530,342

		6,928,517
Media—1.5%
SES SA, Cl. A, FDR	369,990	8,115,666
Technicolor SA1	924	1,106

		8,116,772
Multiline Retail—0.8%
Dollarama, Inc.	142,033	4,474,372
Specialty Retail—1.1%
Nitori Holdings Co. Ltd.	39,800	5,707,840
Textiles, Apparel & Luxury Goods—4.1%
Cie Financiere Richemont SA	54,888	4,468,588
Hermes International	12,846	8,500,855
LVMH Moet Hennessy Louis Vuitton SE	26,640	9,405,648

		22,375,091
Consumer Staples—9.9%
Beverages—2.2%
Heineken NV	56,056	5,248,874
Pernod Ricard SA	40,050	6,570,109

		11,818,983
Food & Staples Retailing—2.5%
Alimentation Couche-Tard, Inc., Cl. B	114,375	5,721,185
CP ALL PCL	2,183,700	4,649,708
SPAR Group Ltd. (The)	245,358	3,191,591

		13,562,484
Food Products—2.8%
Barry Callebaut AG	2,717	5,143,333
Saputo, Inc.	166,726	4,959,248
WH Group Ltd.[2]	7,050,000	4,965,035

		15,067,616
Household Products—1.5%
Reckitt Benckiser Group plc	88,085	8,046,941
Tobacco—0.9%
Swedish Match AB	100,682	5,151,281
Energy—1.1%
Energy Equipment & Services—1.1%
TechnipFMC plc	193,762	6,084,746

	Shares	Value
Financials—3.4%
Commercial Banks—1.6%
ICICI Bank Ltd., Sponsored ADR	996,703	$ 8,462,008
Insurance—1.8%
Legal & General Group plc	911,130	3,110,017
Prudential plc	303,139	6,951,310

		10,061,327
Health Care—13.0%
Biotechnology—2.9%
CSL Ltd.	53,000	7,663,437
Grifols SA	275,126	7,740,846

		15,404,283
Health Care Equipment & Supplies—5.0%
Essilor International Cie Generale d’Optique SA	33,013	4,881,623
Hoya Corp.	103,693	6,155,828
Siemens Healthineers AG1,2	108,094	4,753,409
Sonova Holding AG	30,958	6,159,509
William Demant Holding AS1	140,441	5,273,949

		27,224,318
Life Sciences Tools & Services—1.7%
Lonza Group AG1	26,614	9,075,508
Pharmaceuticals—3.4%
Bayer AG	62,453	5,547,909
Novo Nordisk AS, Cl. B	161,730	7,613,279
Roche Holding AG	21,657	5,240,546

		18,401,734
Industrials—17.9%
Aerospace & Defense—1.4%
Airbus SE	59,610	7,473,622
Commercial Services & Supplies—2.9%
Edenred	185,634	7,067,087
Prosegur Cash SA2	1,443,774	3,161,720
Prosegur Cia de Seguridad SA	859,814	5,340,536

		15,569,343
Construction & Engineering—1.2%
Boskalis Westminster	216,435	6,811,800
Electrical Equipment—3.0%
Legrand SA	83,260	6,062,703
Melrose Industries plc	1,167,011	3,036,016
Nidec Corp.	48,600	6,993,415

		16,092,134
Machinery—5.4%
Aalberts Industries NV	134,621	5,731,954
Atlas Copco AB, Cl. A	168,589	4,853,322
Epiroc AB, Cl. A1	326,628	3,649,122
Kubota Corp.	353,100	5,974,851
VAT Group AG1,2	47,993	5,378,818
Weir Group plc (The)	152,906	3,513,334

		29,101,401
Professional Services—0.7%
Intertek Group plc	58,180	3,782,768
Trading Companies & Distributors—3.3%
Brenntag AG	88,031	5,433,398
Bunzl plc	270,339	8,497,435
Ferguson plc	47,386	4,019,765

		17,950,598
Information Technology—22.9%
Communications Equipment—2.2%
Nokia OYJ	1,415,629	7,851,169
Xero Ltd.[1]	115,145	4,074,815

		11,925,984

1      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Electronic Equipment, Instruments, & Components—2.9%
Hitachi Ltd.	214,600	$ 7,292,449
Keyence Corp.	14,512	8,419,030

		15,711,479
Internet Software & Services—2.1%
Scout24 AG2	144,515	6,738,412
United Internet AG	95,197	4,504,035

		11,242,447
IT Services—3.6%
Amadeus IT Group SA	82,717	7,675,754
Atos SE	67,740	8,050,596
EPAM Systems, Inc.[1]	26,760	3,684,852

		19,411,202
Semiconductors & Semiconductor Equipment—6.4%
ams AG	104,679	5,850,967
ASML Holding NV	45,448	8,486,598
Infineon Technologies AG	545,872	12,402,434
STMicroelectronics NV	421,330	7,664,719

		34,404,718
Software—5.7%
Dassault Systemes SE	33,227	4,958,962
SAP SE	106,896	13,155,830
Temenos AG1	80,519	13,040,658

		31,155,450

	Shares	Value
Materials—4.0%
Chemicals—2.2%
Essentra plc	190,082	$ 1,002,348
Novozymes AS, Cl. B	89,130	4,882,375
Sika AG	41,425	6,023,917

		11,908,640
Construction Materials—0.6%
James Hardie Industries plc	196,200	2,962,411
Containers & Packaging—1.2%
CCL Industries, Inc., Cl. B	144,517	6,513,978
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.7%
Nippon Telegraph & Telephone Corp.	208,000	9,395,933

Total Common Stocks (Cost $341,107,993)		516,212,736
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum.
Non-Cv. (Cost $—)	599,541	64,759
Investment Company—3.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[3,4] (Cost $20,437,482)	20,437,482	20,437,482
Total Investments, at Value (Cost $361,545,475)	99.2%	536,714,977

Net Other Assets (Liabilities)	0.8	4,201,236

Net Assets	100.0%	$540,916,213

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,997,394 or 4.62% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,843,768	101,949,368	83,355,654	20,437,482

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$20,437,482	$129,261	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
France	$75,731,195	14.1%
Switzerland	66,215,361	12.3
Germany	64,166,077	12.0
Japan	63,347,414	11.8
United Kingdom	53,772,855	10.0
United States	32,280,303	6.0
Netherlands	26,279,226	4.9
Spain	23,918,855	4.5
Canada	21,668,784	4.0
Denmark	17,769,603	3.3
India	15,161,464	2.8
Sweden	13,653,725	2.5
China	13,425,316	2.5
Luxembourg	8,115,666	1.5
Finland	7,851,169	1.5
Australia	7,663,438	1.4
Austria	5,850,967	1.1
Hong Kong	4,965,035	0.9
Thailand	4,649,707	0.9
New Zealand	4,074,815	0.8
South Africa	3,191,591	0.6

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Geographic Holdings (Continued)	Value	Percent
Ireland	$2,962,411	0.6%

Total	$536,714,977	100.0%

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, which is registered under the

Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into

U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

		Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$	26,057,657	$90,379,942	$	—	$	116,437,599
Consumer Staples		10,680,433	42,966,872		—		53,647,305
Energy		—	6,084,746		—		6,084,746
Financials		8,462,008	10,061,327		—		18,523,335
Health Care		—	70,105,843		—		70,105,843
Industrials		—	96,781,666		—		96,781,666
Information Technology		16,840,682	107,010,598		—		123,851,280
Materials		6,513,978	14,871,051		—		21,385,029
Telecommunication Services		—	9,395,933		—		9,395,933
Preferred Stock		64,759	—		—		64,759
Investment Company		20,437,482	—		—		20,437,482

Total Assets	$	89,056,999	$447,657,978	$	—	$	536,714,977

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

		Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Information Technology	$	12,458,642	$(12,458,642)

Total Assets	$	12,458,642	$(12,458,642)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the

Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

5      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government

Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date: 11/16/2018